As filed with the Securities and Exchange Commission on February 27, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file Number: 811-4255

                   NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
             (Exact Name of the Registrant as Specified in Charter)

                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
               (Address of Principal Executive Offices - Zip Code)

       Registrant's Telephone Number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                   Neuberger Berman Advisers Management Trust
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                             Jeffrey S. Puretz, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                             Washington, D.C. 20006
                   (Names and Addresses of agents for service)


Date of fiscal year end: December 31, 2003

Date of reporting period: December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO SHAREHOLDERS

Annual Report                                          [NEUBERGER | BERMAN LOGO]
December 31, 2003                                      A Lehman Brothers Company



                       Neuberger Berman
                       Advisers
                       Management
                       Trust





                       Balanced
                       Portfolio(R)

B1014 02/04

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003


Balanced Portfolio Managers' Commentary

U.S. stocks staged a broad rally in 2003, helping the AMT Balanced Portfolio equity investments to generate strong gains while a challenging environment for bonds limited the portfolio's fixed income investments to a modestly positive return.

Stock markets benefited from the quick military successes in Iraq, major tax reform, lower interest rates, and ultimately, a resurging U.S. economy, which improved corporate earnings results. Most major indices were up, with growth and value achieving comparable results, while cyclical and lower quality firms tended to outshine larger, higher quality companies.

Average Annual Total Return(1)

                                        Merrill Lynch
                       Balanced              1-3 Year     Russell Midcap(R)
                      Portfolio     Treasury Index(2)             Growth(2)       S&P 500(2)
1 Year                   16.28%                 1.90%                42.71%           28.67%
5 Year                    1.25%                 5.37%                 2.01%           (0.57%)
10 Year                   6.19%                 5.68%                 9.40%           11.06%
Life of Fund              7.80%                 6.72%                11.72%           12.05%
---------------------------------------------------------------------------------------------
Inception Date      02/28/1989

[REPRESENTATION OF LINE CHART]

Comparison of a $10,000 Investment

                                     Merrill Lynch
                    Balanced              1-3 Year    Russell Midcap (R)
                   Portfolio        Treasury Index                Growth              S&P 500
---------------------------------------------------------------------------------------------
12/31/1993          $ 10,000              $ 10,000              $ 10,000             $ 10,000
12/31/1994          $  9,664              $ 10,057              $  9,784             $ 10,132
12/31/1995          $ 11,960              $ 11,163              $ 13,108             $ 13,934
12/31/1996          $ 12,784              $ 11,719              $ 15,399             $ 17,131
12/31/1997          $ 15,271              $ 12,499              $ 18,870             $ 22,845
12/31/1998          $ 17,130              $ 13,373              $ 22,241             $ 29,373
12/31/1999          $ 22,880              $ 13,783              $ 33,648             $ 35,553
12/31/2000          $ 21,839              $ 14,885              $ 29,695             $ 32,317
12/31/2001          $ 18,921              $ 16,120              $ 23,711             $ 28,479
12/31/2002          $ 15,676              $ 17,048              $ 17,213             $ 22,187
12/31/2003          $ 18,228              $ 17,371              $ 24,565             $ 28,548

                                     Value as of 12/31/03
Balanced Portfolio                          $18,228
Merrill Lynch 1-3 Year Treasury Index       $17,371
Russell Midcap(R) Growth                    $24,565
S&P 500                                     $28,548

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The results are compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

In the equity portion of the Portfolio, our security selection within Industrials, Telecommunications and Energy enhanced results compared with our benchmark, the Russell Midcap Growth Index. In the Industrials sector, our emphasis on education stocks was particularly useful, while our Energy holdings--despite the sector's relative weakness--benefited from their ability to increase reserves and production of oil and gas. In terms of sector allocation, our overweight in Information Technology (IT), one of the best performing sectors, helped returns, as did our underweight in the anemic Consumer Staples sector.

On the down side, our stock selection within IT hurt relative performance. Our holdings, which were defensively oriented at the start of the second quarter, fell behind as the indices rose sharply in April and May. For example, we held technology stocks that would perform well if tech spending did not accelerate significantly. But as fundamentals improved, these defensive, less cyclical, lower octane names underperformed the more cyclical, higher beta names in the sector. In May, we repositioned the Portfolio to take advantage of this market shift.

Within our fixed income investments, sector allocation, security selection and duration management were the primary reasons for our strong performance relative to our benchmark, the Merrill Lynch 1-3 Year Treasury Index.2 As the economic outlook brightened early in the year, we began shortening duration (sensitivity to interest rates), a decision that helped us preserve capital in July, the worst month for bonds since December 1981. We also maintained our allocation of corporate bonds, which materially outperformed all other fixed income sectors in 2003. Our security selection within corporate bonds also helped returns.

We dramatically reduced our allocation to government agency bonds from 11.4% of the overall portfolio at the start of 2003 to under 3% at the end of June. This was done for valuation reasons, but proved fortuitous as we avoided a sharp sell-off sparked by negative news concerning Freddie Mac. We continue to maintain limited exposure in this area. In the mortgage sector, we maintained only a modest weighting throughout the year, due to the fast prepayment environment spawned by low mortgage rates. However, with the refinancing boom ending, prepayment risk diminishing, and yields well above Treasuries, the mortgage sector may be positioned to deliver solid returns in the future.

Looking forward, we remain bullish on stocks for the short term. We believe the equity markets are likely to overshoot on the upside, as they typically do. Although greater uncertainty prevails looking farther out, we think that a positive scenario could develop as follows: Employment grows slowly, productivity stays high and inflation remains low; margins expand; the Fed stays on hold through next year, interest rates are stable and even decline, the dollar gradually descends, and GDP expands at a 5% plus rate; as a result, earnings grow more than current expectations and price/earnings multiples expand as investors risk more capital from their money market holdings. This paints a favorable economic picture for stocks to continue on their upward trend.

Regarding bonds, we remain cautious. Thus far, inflation remains dormant and the Federal Reserve appears committed to keeping a lid on short-term interest rates. But a weakening dollar, an expanding budget deficit, rising commodity prices, a strengthening global economy and a relatively steep yield curve have put us on alert that this period of falling interest rates may be over. If we feel prevailing economic trends justify a reversal of the Fed's current accommodative monetary policy, we will further reduce the portfolio's interest rate exposure so that we can quickly roll over into higher yielding securities. As always, we remain focused on finding value in the fixed income arena.


Sincerely,

/s/Ted Giuliano
---------------

/s/ Catherine Waterworth
------------------------

/s/ Jon D. Brorson
------------------

/s/ Kenneth J. Turek
--------------------

TED GIULIANO, CATHERINE WATERWORTH,
 JON D. BRORSON, KENNETH J. TUREK
       PORTFOLIO CO-MANAGERS

1. 16.28%, 1.25%, and 6.19% were the average annual total returns for the 1-, 5- and 10-year periods ended December 31, 2003. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. The performance information does not reflect fees and expenses of the insurance companies.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

2. The Russell Midcap[RegTM] Growth Index measures the performance of those Russell Midcap[RegTM] Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000[RegTM] Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by certain qualified pension and retirement plans.

(C) 2004 Neuberger Berman Management Inc., distributor. All rights reserved.

Schedule of Investments Balanced Portfolio
------------------------------------------

Number of Shares                            Market Value+
Common Stocks (55.0%)

Biotechnology (3.1%)
 8,500          Celgene Corp.                  $ 382,670*
11,000          Chiron Corp.                     626,890*
11,500          Genzyme Corp.                    567,410*
11,000          Gilead Sciences                  639,540*
13,500          NPS Pharmaceuticals              414,990*
                                               ---------
                                               2,631,500

Building, Construction & Furnishing (0.3%)
 2,500          Centex Corp.                     269,125

Business Services (2.7%)
 4,500          Affiliated Computer
                  Services                       245,070*
25,000          Alliance Data Systems            692,000*
 9,650          Corporate Executive Board        450,366*
14,000          Education Management             434,560*
 9,800          Stericycle, Inc.                 457,660*\P
                                               ---------
                                               2,279,656

Communications Equipment (1.7%)
 9,500          Broadcom Corp.                   323,855*\P
31,000          Juniper Networks                 579,080*\P
13,500          UTStarcom, Inc.                  500,445*
                                               ---------
                                               1,403,380

Consumer Cyclicals (0.9%)
21,000          Williams-Sonoma                  730,170*

Diversified (0.4%)
 6,000          iShares Russell 2000
                  Growth Index Fund              355,560\P

Electrical & Electronics (1.0%)
 8,500          Jabil Circuit                    240,550*
18,500          Molex Inc.                       645,465
                                               ---------
                                                 886,015

Energy (1.7%)
 4,000          Kinder Morgan                    236,400
 8,000          Murphy Oil                       522,480
23,649          XTO Energy                       669,267
                                               ---------
                                               1,428,147

Entertainment (0.8%)
18,000          International Game
                  Technology                     642,600

Financial Services (3.5%)
10,800          Capital One Financial            661,932
12,000          Franklin Resources               624,720
19,000          Investors Financial
                  Services                       729,790\P
 8,200          Moody's Corp.                    496,510
12,100          New York Community
                  Bancorp                        460,405
                                               ---------
                                               2,973,357

Food & Beverage (0.6%)
 8,000          Whole Foods Market               537,040

Number of Shares                            Market Value+
Health Care (4.3%)
 6,000          Allergan, Inc.                 $ 460,860
 6,000          C. R. Bard                       487,500
27,500          Caremark Rx                      696,575*
10,500          Henry Schein                     709,590*
 6,375          INAMED Corp.                     306,382*
 6,000          Invitrogen Corp.                 420,000*
10,000          Teva Pharmaceutical
                  Industries ADR                 567,100\P
                                               ---------
                                               3,648,007

Industrial (6.4%)
 9,400          Danaher Corp.                    862,450
 6,500          Donaldson Co.                    384,540
15,500          Fastenal Co.                     774,070
13,000          Gentex Corp.                     574,080
10,000          Harman International
                  Industries                     739,800\P
26,700          J. B. Hunt Transport
                  Services                       721,167*
10,000          SPX Corp.                        588,100*
16,500          Swift Transportation             346,830*
23,000          United Rentals                   442,980*
                                               ---------
                                               5,434,017

Industrial & Commercial Products (0.5%)
 7,000          Parker-Hannifin                  416,500

Insurance (0.2%)
 5,500          China Life Insurance ADR         181,720*

Internet (0.4%)
 6,500          Amazon.com                       342,160*

Leisure (1.4%)
14,000          Mandalay Resort Group            626,080\P
15,000          Royal Caribbean Cruises          521,850\P
                                               ---------
                                               1,147,930

Manufacturing (0.3%)
 2,500          Eaton Corp.                      269,950

Media (1.9%)
 7,500          E.W. Scripps                     706,050
 5,500          Getty Images                     275,715*
15,725          Univision Communications         624,125*
                                               ---------
                                               1,605,890

Medical Equipment (2.5%)
12,750          Varian Medical Systems           881,025*
25,500          VISX, Inc.                       590,325*
 9,000          Zimmer Holdings                  633,600*
                                               ---------
                                               2,104,950

Metals (0.3%)
 6,500          Freeport-McMoRan Copper
                  & Gold                         273,845

Packing & Containers (1.0%)
12,000          Packaging Corp. of America       262,320
24,500          Pactiv Corp.                     585,550*
                                               ---------
                                                 847,870


See Notes to Schedule of Investments   5

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Number of Shares                     Market Value+
Pharmaceutical (0.4%)
 7,500      Watson Pharmaceuticals     $  345,000*

Retail (6.0%)
10,000      CarMax, Inc.                  309,300*
26,300      Coach, Inc.                   992,825*
15,750      Michaels Stores               696,150\P
14,000      Nordstrom, Inc.               480,200
14,000      PETsMART, Inc.                333,200
27,000      Ross Stores                   713,610
19,500      Staples, Inc.                 532,350*
14,500      Tiffany & Co.                 655,400
13,500      Tuesday Morning               408,375*
                                       ----------
                                        5,121,410

Semiconductors (5.1%)
25,000      ASML Holding ADR              501,250*
18,000      Fairchild Semiconductor
              International               449,460*
20,500      Intersil Corp.                509,425
 8,500      KLA-Tencor                    498,695*
10,000      Lam Research                  323,000*
24,500      Microchip Technology          817,320
 8,300      National Semiconductor        327,103*
 9,500      QLogic Corp.                  490,200*
10,000      Silicon Laboratories          432,200*
                                       ----------
                                        4,348,653

Software (3.7%)
 7,200      Cognos, Inc.                  220,464*
 5,400      Electronic Arts               258,012*
16,500      Mercury Interactive           802,560*
22,000      PeopleSoft, Inc.              501,600*
22,000      Symantec Corp.                762,300*
16,200      VERITAS Software              601,992*
                                       ----------
                                        3,146,928

Technology (2.8%)
 9,000      Agilent Technologies          263,160*
31,500      Corning Inc.                  328,545*
 8,500      SanDisk Corp.                 519,690*
14,500      Unisys Corp.                  215,325*
16,500      Zebra Technologies          1,095,105*
                                       ----------
                                        2,421,825

Telecommunications (1.1%)
68,500      Nextel Partners               921,325*\P

Total Common Stocks
(Cost $36,920,571)                     46,714,530
                                       ----------


See Notes to Schedule of Investments   6

Schedule of Investments Balanced Portfolio cont'd
-------------------------------------------------

Principal Amount                                                                     Rating[sec]     Market Value+
                                                                                    Moody's S&P
U.S. Treasury Securities (8.8%)
 $ 1,000,000   U.S. Treasury Bills, 0.93%, due 1/2/04                               TSY       TSY      $  999,974
     795,000   U.S. Treasury Bills, 0.87%, due 4/22/04                              TSY       TSY         792,750
     390,000   U.S. Treasury Notes, 2.88%, due 6/30/04                              TSY       TSY         393,565
   2,950,000   U.S. Treasury Notes, 2.13%, due 8/31/04                              TSY       TSY       2,970,166
     185,000   U.S. Treasury Notes, 1.88%, due 9/30/04                              TSY       TSY         186,048
      90,000   U.S. Treasury Notes, 2.13%, due 10/31/04                             TSY       TSY          90,699
     430,000   U.S. Treasury Notes, 2.00%, due 11/30/04                             TSY       TSY         433,074
   1,500,000   U.S. Treasury Notes, 1.63%, due 3/31/05                              TSY       TSY       1,505,157
     130,000   U.S. Treasury Notes, 1.88%, due 11/30/05                             TSY       TSY         130,244
                                                                                                       ----------

               Total U.S. Treasury Securities (Cost $7,490,990)                                         7,501,677

U.S. Government Agency Securities (2.1%)
   1,420,000   Fannie Mae, Notes, 5.25%, due 6/15/06                                AGY       AGY       1,519,011
     250,000   Freddie Mac, Notes, 4.25%, due 6/15/05                               AGY       AGY         259,500
                                                                                                       ----------

               Total U.S. Government Agency Securities (Cost $1,686,311)                                1,778,511

Mortgage-Backed Securities (4.1%)

Fannie Mae
     194,656   Collateralized Mortgage Obligations, Planned Amortization
               Certificates, Ser. 2003-16, Class PA, 4.50%, due 11/25/09            AGY       AGY         198,875
   1,099,882   Pass-Through Certificates, 5.50%, due 9/1/17                         AGY       AGY       1,140,986

Freddie Mac
     200,000   Collateralized Mortgage Pass-Through Certificates, Ser. 2592,
               Class PA, 4.50%, due 12/15/07                                        AGY       AGY         202,260
     161,580   Pass-Through Certificates, 5.00%, due 2/1/07                         AGY       AGY         166,531
     227,982   Pass-Through Certificates, 5.50%, due 2/1/07                         AGY       AGY         234,701

Government National Mortgage Association
   1,500,001   Pass-Through Certificates, 6.00%, due 1/15/33                        AGY       AGY       1,560,282
                                                                                                       ----------

               Total Mortgage-Backed Securities (Cost $3,695,820)                                       3,503,635

Corporate Debt Securities (22.4%)
     210,000   Abitibi-Consolidated, Inc., Bonds, 8.30%, due 8/1/05                 Ba1       BB+         222,210
     120,000   Allied Waste North America, Inc., Guaranteed Senior Notes, Ser. B,
               7.63%, due 1/1/06                                                    Ba3       BB-         126,300
     400,000   Allstate Corp., Senior Notes, 7.88%, due 5/1/05                      A1        A+          431,528
     200,000   American General Finance Corp., Floating Rate Notes, Ser. G, 1.55%,
               due 12/17/04                                                         A1        A+          200,662
     400,000   AT&T Corp., Notes, 6.75%, due 4/1/04                                 Baa2      BBB         404,908
     200,000   AT&T Wireless Services, Inc., Senior Notes, 7.35%, due 3/1/06        Baa2      BBB         218,706
     550,000   Bank One Corp., Notes, 6.50%, due 2/1/06                             Aa3       A           597,017
     250,000   BankBoston N.A., Subordinated Notes, 6.50%, due 12/19/07             A1        A           277,739
     200,000   Bausch & Lomb, Inc., Notes, 6.75%, due 12/15/04                      Ba1       BBB-        207,250
     410,000   Bear Stearns Co., Inc., Notes, 6.50%, due 5/1/06                     A1        A           446,911
     400,000   Boeing Capital Corp., Senior Notes, 5.65%, due 5/15/06               A3        A           427,058
     300,000   Bombardier Capital, Inc., Notes, 7.50%, due 8/15/04                  Baa3      BBB-        310,875**
     400,000   British Telecom PLC, Notes, 7.88%, due 12/15/05                      Baa1      A-          440,805
     270,000   Caterpillar Financial Services Corp., Notes, 1.21%, due 11/14/05     A2        A           269,888
     335,000   Caterpillar Financial Services Corp., Notes, 6.88%, due 8/1/04       A2        A           345,496
     145,000   Chase Manhattan Corp., Subordinated Notes, 7.25%, due 6/1/07         A2        A           164,452
     200,000   Citizens Communications Co., Notes, 8.50%, due 5/15/06               Baa2      BBB         218,372
     200,000   Comcast Cable Communications, Senior Notes, 6.38%,
               due 1/30/06                                                          Baa3      BBB         215,310

See Notes to Schedule of Investments   7

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Principal Amount                                                                      Rating[sec]     Market Value+
                                                                                      Moody's S&P
 $  120,000   Cox Communications, Inc., Notes, 7.50%, due 8/15/04                    Baa2      BBB      $  124,012
    200,000   Cox Communications, Inc., Notes, 7.75%, due 8/15/06                    Baa2      BBB         224,331
    210,000   Daimler Chrysler N.A. Holdings Corp., Guaranteed Notes, 6.40%,
              due 5/15/06                                                            A3        BBB         224,995
     50,000   Delhaize America, Inc., Guaranteed Notes, 7.38%, due 4/15/06           Ba1       BB+          53,750
    430,000   Dow Chemical Co., Notes, 5.25%, due 5/14/04                            A3        A-          434,650
    275,000   EOP Operating Limited Partnership, Notes, 6.50%, due 1/15/04           Baa1      BBB+        275,335
    170,000   EOP Operating Limited Partnership, Notes, 6.63%, due 2/15/05           Baa1      BBB+        178,606
    200,000   Everest Reinsurance Holdings, Inc., Senior Notes, 8.50%,
              due 3/15/05                                                            A3        A-          214,466
    500,000   General Electric Capital Corp., Medium-Term Notes, Ser. A, 4.25%,
              due 1/28/05                                                            Aaa       AAA         514,066
    890,000   General Motors Acceptance Corp., Notes, 6.85%, due 6/17/04             A3        BBB         910,966
    150,000   Great Lakes Power, Inc., Notes, 8.30%, due 3/1/05                      Baa3      BBB-        161,250
    470,000   Gulf Canada Resources, Senior Notes, 8.38%, due 11/15/05               A3                    520,057
    250,000   Hartford Life, Inc., Notes, 6.90%, due 6/15/04                         A3        A-          255,838
    300,000   HCA, Inc., Notes, 5.25%, due 11/6/08                                   Ba1       BBB-        305,741
    200,000   Hertz Corp., Senior Notes, 8.25%, due 6/1/05                           Baa2                  213,173
    200,000   International Lease Finance Corp., Floating Rate Notes, 2.40%,
              due 1/13/05                                                            A1        AA-         202,445
    270,000   International Lease Finance Corp., Medium-Term Notes, Ser. M,
              5.50%, due 6/7/04                                                      A1        AA-         274,479
    200,000   International Paper Co., Notes, 8.13%, due 7/8/05                      Baa2      BBB         217,870
    280,000   ITT Corp., Notes, 6.75%, due 11/15/05                                  Ba1       BB+         294,000
    600,000   John Deere Capital Corp., Floating Rate Senior Notes, 1.47%, due
              5/20/05                                                                A3        A-          600,436
    110,000   Jones Intercable, Inc., Senior Notes, 7.63%, due 4/15/08               Baa3      BBB         126,098
    400,000   Lear Corp., Guaranteed Senior Notes, Ser. B, 7.96%, due 5/15/05        Ba1       BBB-        428,000
    190,000   Mallinckrodt, Inc., Notes, 6.50%, due 11/15/07                         Ba3       BBB-        200,925
    400,000   Merrill Lynch & Co., Inc., Floating Rate Medium-Term Notes, Ser. B,
              1.41%, due 2/3/05                                                      Aa3       A+          400,861
    195,000   Methanex Corp., Notes, 7.75%, due 8/15/05                              Ba1       BBB-        205,725
    235,000   Morgan Stanley Dean Witter & Co., Notes, 7.75%, due 6/15/05            Aa3       A+          255,070
    210,000   National Rural Utilities Cooperative Finance Corp., Collateral Trust,
              6.00%, due 5/15/06                                                     A1        A+          226,468
    450,000   Nationwide Mutual Insurance Co., Notes, 6.50%, due 2/15/04             A2        A-          452,630**
    400,000   Pacific Bell, Notes, 6.25%, due 3/1/05                                 A1        A+          420,159
     23,100   PDVSA Finance Ltd., Notes, 8.75%, due 2/15/04                          Caa1      B+           23,273
    200,000   Pemex Project Funding Master Trust, Guaranteed Notes, 9.13%,
              due 10/13/10                                                           Baa1      BBB-        237,500
    125,000   Pioneer National Resources, Senior Notes, 8.25%, due 8/15/07           Ba1       BB+         144,377
    390,000   PNC Funding Corp., Guaranteed Subordinated Notes, 7.75%, due
              6/1/04                                                                 A3        BBB+        399,950
    250,000   Powergen US Funding LLC, Notes, 4.50%, due 10/15/04                    A3        BBB+        254,543
    100,000   Quest Diagnostics, Inc., Senior Notes, 6.75%, due 7/12/06              Baa3      BBB         109,284
    225,000   Raytheon Co., Notes, 6.50%, due 7/15/05                                Baa3      BBB-        239,777
    200,000   Reliant Energy Resources Corp., Notes, Ser. B, 8.13%, due 7/15/05      Ba1       BBB         213,607
    225,000   Royal Caribbean Cruises Ltd., Senior Notes, 8.13%, due 7/28/04         Ba2       BB+         232,313
    370,000   Sara Lee Corp., Medium-Term Notes, Ser. B, 6.40%, due 6/9/05           A3        A+          393,213
    380,000   Time Warner, Inc., Notes, 5.63%, due 5/1/05                            Baa1      BBB+        397,781
    200,000   Tyco International Group S.A., Guaranteed Notes, 5.88%,
              due 11/1/04                                                            Ba2       BBB-        205,500
    380,000   Tyco International Group S.A., Guaranteed Notes, 6.38%,
              due 6/15/05                                                            Ba2       BBB-        399,950
    325,000   Tyson Foods, Inc., Notes, 6.63%, due 10/1/04                           Baa3      BBB         333,951
    240,000   Walt Disney Co., Notes, 4.88%, due 7/2/04                              Baa1      BBB+        244,163

See Notes to Schedule of Investments   8

Schedule of Investments Balanced Portfolio cont'd
-------------------------------------------------

Principal Amount                                                                 Rating[sec]       Market Value+
                                                                                 Moody's S&P
 $  400,000  Washington Mutual, Inc., Senior Notes, 5.63%, due 1/15/07          A3        BBB+     $    431,106
    300,000  Weyerhaeuser Co., Notes, 5.50%, due 3/15/05                        Baa2      BBB           312,317
                                                                                                   ------------

             Total Corporate Debt Securities (Cost $18,351,702)                                      19,014,494
                                                                                                   ------------
Repurchase Agreements (6.7%)
  5,660,000  State Street Bank and Trust Co. Repurchase Agreement, 0.78%, due
             1/2/04, dated 12/31/03, Maturity Value $5,660,245, Collateralized by $5,845,000 U.S. Treasury Notes, 1.25%, due 5/31/05
             (Collateral Value $5,832,007)
             (Cost $5,660,000)                                                                        5,660,000#
                                                                                                   ------------
Short-Term Investments (5.4%)
  4,260,200  N&B Securities Lending Quality Fund, LLC                                                 4,260,200++
    355,116  Neuberger Berman Institutional Cash Fund Trust Class                                       355,116@
                                                                                                   ------------

             Total Short-Term Investments (Cost $4,615,316)                                           4,615,316#
                                                                                                   ------------

             Total Investments (104.5%) (Cost $78,420,710)                                           88,788,163##

             Liabilities, less cash, receivables and other assets [(4.5%)]                           (3,842,576)
                                                                                                   ------------

             Total Net Assets (100.0%)                                                             $ 84,945,587
                                                                                                   ------------


See Notes to Schedule of Investments   9

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Notes to Schedule of Investments Balanced Portfolio
---------------------------------------------------

+ Investments in equity securities are valued at the latest sales price where that price is readily available; equity securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Investments in debt securities are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other fixed income securities requiring daily quotations, bid prices are obtained from principal market makers in those securities. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#     At cost, which approximates market value.

## At December 31, 2003, the cost of investments for U.S. Federal income tax purposes was $78,789,803. Gross unrealized appreciation of investments was $10,437,960 and gross unrealized depreciation of investments was $439,600, resulting in net unrealized appreciation of $9,998,360, based on cost for U.S. Federal income tax purposes.

[sec] Credit ratings are unaudited.

*     Non-income producing security.

** Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At December 31, 2003, these securities amounted to $763,505 or 0.9% of net assets.

\P All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

@ Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).

++    Affiliated issuer (see Note A of Notes to Financial Statements).


See Notes to Financial Statements      10

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Statement of Assets and Liabilities
-----------------------------------

                                                                                            Balanced
Neuberger Berman Advisers Management Trust                                                 Portfolio
Assets

  Investments in securities, at market value*+ (Note A)-see Schedule of Investments:
====================================================================================================
  Unaffiliated issuers                                                                 $  84,172,847
----------------------------------------------------------------------------------------------------
  Non-controlled affiliated issuers                                                        4,615,316
====================================================================================================
                                                                                          88,788,163
====================================================================================================
  Cash                                                                                         7,705
----------------------------------------------------------------------------------------------------
  Dividends and interest receivable                                                          322,516
====================================================================================================
  Receivable for securities sold                                                              22,501
----------------------------------------------------------------------------------------------------
  Receivable for Fund shares sold                                                            292,014
====================================================================================================
  Prepaid expenses and other assets                                                            7,136
====================================================================================================
Total Assets                                                                              89,440,035
====================================================================================================
Liabilities
  Payable for collateral on securities loaned (Note A)                                     4,260,200
====================================================================================================
  Payable for securities purchased                                                            30,865
----------------------------------------------------------------------------------------------------
  Payable for Fund shares redeemed                                                            21,217
====================================================================================================
  Payable to investment manager (Note B)                                                      37,919
----------------------------------------------------------------------------------------------------
  Payable to administrator (Note B)                                                           20,689
====================================================================================================
  Accrued expenses and other payables                                                        123,558
====================================================================================================
Total Liabilities                                                                          4,494,448
====================================================================================================
Net Assets at value                                                                    $  84,945,587
====================================================================================================
Net Assets consist of:
  Paid-in capital                                                                      $ 117,141,806
====================================================================================================
  Undistributed (distributions in excess of) net investment income                           677,631
----------------------------------------------------------------------------------------------------
  Accumulated net realized gains (losses) on investments                                 (43,241,303)
====================================================================================================
  Net unrealized appreciation (depreciation) in value of investments                      10,367,453
====================================================================================================
Net Assets at value                                                                    $  84,945,587
====================================================================================================
Shares Outstanding ($.001 par value; unlimited shares authorized)                          9,511,663
====================================================================================================
Net Asset Value, offering and redemption price per share                               $        8.93
====================================================================================================
+Securities of unaffiliated issuers on loan, at market value                           $   4,104,040
====================================================================================================
*Cost of investments:
  Unaffiliated issuers                                                                 $  73,805,394
====================================================================================================
  Non-controlled affiliated issuers                                                        4,615,316
====================================================================================================
Total cost of investments                                                              $  78,420,710
====================================================================================================


See Notes to Financial Statements      11

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2003

Statement of Operations
-----------------------

                                                                                                Balanced
Neuberger Berman Advisers Management Trust                                                     Portfolio
Investment Income

Income:

Interest income (Note A)                                                                     $ 1,401,976
========================================================================================================
Dividend income                                                                                   99,373
--------------------------------------------------------------------------------------------------------
Income from securities loaned-net (Note A)                                                        57,868
========================================================================================================
Income from investments in affiliated issuers (Note A)                                             6,232
--------------------------------------------------------------------------------------------------------
Foreign taxes withheld (Note A)                                                                   (1,850)
========================================================================================================
Total income                                                                                   1,563,599
========================================================================================================
Expenses:
Investment management fee (Notes A & B)                                                          446,398
========================================================================================================
Administration fee (Note B)                                                                      243,491
--------------------------------------------------------------------------------------------------------
Audit fees                                                                                        19,134
========================================================================================================
Custodian fees (Note B)                                                                          100,728
--------------------------------------------------------------------------------------------------------
Insurance expense                                                                                  1,900
========================================================================================================
Legal fees                                                                                         9,407
--------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                      18,815
========================================================================================================
Shareholder reports                                                                               19,109
--------------------------------------------------------------------------------------------------------
Shareholder servicing agent fees                                                                  14,037
========================================================================================================
Trustees' fees and expenses                                                                       28,551
--------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                      5,109
========================================================================================================
Total expenses                                                                                   906,679
Investment management fee waived (Note A)                                                           (682)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)   (4,811)
========================================================================================================
Total net expenses                                                                               901,186
========================================================================================================
Net investment income (loss)                                                                     662,413
========================================================================================================

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold                                         4,376,868
========================================================================================================
Net realized gain (loss) on financial futures contracts (Note A)                                  (6,625)
========================================================================================================
Change in net unrealized appreciation (depreciation) in value of:
   Investment securities (Note A)                                                              7,209,917
========================================================================================================
Net gain (loss) on investments                                                                11,580,160
========================================================================================================
Net increase (decrease) in net assets resulting from operations                              $12,242,573
========================================================================================================


See Notes to Financial Statements      12

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Statement of Changes in Net Assets
----------------------------------

                                                                                             Balanced Portfolio
                                                                                   --------------------------------
Neuberger Berman Advisers Management Trust                                                  Year Ended December 31,
                                                                                            2003               2002
Increase (Decrease) in Net Assets:

From Operations:

Net investment income (loss)                                                       $     662,413      $   1,290,118
===================================================================================================================
Net realized gain (loss) on investments                                                4,370,243        (15,903,952)
-------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                    7,209,917         (4,038,169)
===================================================================================================================
Net increase (decrease) in net assets resulting from operations                       12,242,573        (18,652,003)
===================================================================================================================

Distributions to Shareholders From:
Net investment income                                                                 (1,410,014)        (2,524,587)
===================================================================================================================

From Fund Share Transactions:

Proceeds from shares sold                                                              8,153,281         11,159,696
===================================================================================================================
Proceeds from reinvestment of dividends and distributions                              1,410,014          2,524,587
-------------------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                                         (15,951,532)       (24,024,226)
===================================================================================================================
Net increase (decrease) from Fund share transactions                                  (6,388,237)       (10,339,943)
===================================================================================================================

Net Increase (Decrease) in Net Assets                                                  4,444,322        (31,516,533)

Net Assets:

Beginning of year                                                                     80,501,265        112,017,798
===================================================================================================================
End of year                                                                        $  84,945,587      $  80,501,265
===================================================================================================================
Undistributed (distributions in excess of) net investment income at end of year    $     677,631      $   1,288,459
===================================================================================================================

Number of Fund Shares:

Sold                                                                                     971,681          1,302,923
===================================================================================================================
Issued on reinvestment of dividends and distributions                                    161,699            283,981
-------------------------------------------------------------------------------------------------------------------
Redeemed                                                                              (1,931,366)        (2,869,291)
===================================================================================================================
Net increase (decrease) in shares outstanding                                           (797,986)        (1,282,387)
===================================================================================================================


See Notes to Financial Statements      13

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Notes to Financial Statements Balanced Portfolio
------------------------------------------------

Note A--Summary of Significant Accounting Policies:

1 General: Balanced Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

    The assets of each Series of the Trust belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and are stated separately in the Statement of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of market discount on long-term bonds and short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts. The

Notes to Financial Statements Balanced Portfolio cont'd
-------------------------------------------------------

    Fund could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

6 Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

7 Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($28,845,814 and $13,734,010 expiring in 2009 and 2010, respectively, determined as of December 31, 2003), it is the policy of the Fund not to distribute such gains.

    Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2003, the Fund elected to defer $604,724 of net capital and currency losses arising between November 1, 2003 and December 31, 2003.

    The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

    The tax character of distributions paid during the years ended December 31, 2003 and 2002 were as follows:

Distributions Paid From:
                               Ordinary Income                  Total
                                2003          2002          2003          2002
                          $1,410,014    $2,524,587    $1,410,014    $2,524,587

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                         Unrealized               Loss
  Undistributed        Appreciation      Carryforwards
Ordinary Income       (Depreciation)     and Deferrals           Total
       $989,969          $9,998,360       $(43,184,548)   $(32,196,219)

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

    The difference between book basis and tax basis is attributable primarily to foreign bond bifurcation, the tax deferral of losses on wash sales, post October losses, and amortization of bond premiums.

8 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

9 Expense allocation: Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment adviser, that are not directly attributed to a Series or the Trust, are allocated among the Funds and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

10 Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

    Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

    For U.S. Federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

    During the year ended December 31, 2003, the Fund entered into various financial futures contracts. At December 31, 2003, there were no open positions.

Notes to Financial Statements Balanced Portfolio cont'd
-------------------------------------------------------

11 Security lending: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Neuberger guarantees a minimum revenue to the Fund under the Agreement, and receives a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee. At December 31, 2003, the Fund had not paid Neuberger any fees under the Agreement.

    Prior to April 17, 2003, the Fund had a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund received cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invested the cash collateral in the investment vehicle. Income earned on the investment vehicle was paid to Morgan monthly. The Fund received a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions.

    Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption Income from securities loaned-net.

12 Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

13  Transactions with other funds managed by Neuberger Berman Management Inc.:
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same officers and Trustees as the Fund. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that the Fund invests in the Cash Fund, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund on those assets. For the year ended December 31, 2003, such waived fees amounted to $682. For the year ended December 31, 2003, income earned on this investment is reflected in the Statement of Operations under the caption Income from investments in affiliated issuers.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

The Trustees of the Trust adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2006 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2003, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2009 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2003, there was no reimbursement to Management under this agreement. At December 31, 2003, the Fund has no contingent liability to Management under this agreement.

On October 31, 2003, Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, became indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company (the "Transaction"). Upon completion of the Transaction, the Trust's management and sub-advisory agreements automatically terminated. To provide for continuity of management, the shareholders of the Fund voted on September 23, 2003, to approve new management and sub-advisory agreements, which took effect upon closing of the Transaction (see Report of Votes of Shareholders). Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

Notes to Financial Statements Balanced Portfolio cont'd
-------------------------------------------------------

On July 1, 2003, the Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction of $4,710.

The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $101.

Note C--Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding financial futures contracts) for the year ended December 31, 2003 were as follows:

                                                                                  Sales and
      Purchases of          Purchases excluding     Sales and Maturities     Maturities excluding
     U.S. Government          U.S. Government        of U.S. Government        U.S. Government
 and Agency Obligations   and Agency Obligations   and Agency Obligations   and Agency Obligations
--------------------------------------------------------------------------------------------------
      $22,182,113               $70,531,631              $27,572,038             $77,895,674

During the year ended December 31, 2003, brokerage commissions on securities transactions amounted to $160,664, of which Neuberger received $45,433, Lehman received $10,246, and other brokers received $104,985.

Note D--Line of Credit:

At December 31, 2003, the Fund was a participant in a single committed, unsecured $150,000,000 ($200,000,000 prior to September 26, 2003) line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $150,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2003, nor had the Fund utilized this line of credit at any time prior to that date.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Financial Highlights Balanced Portfolio+
----------------------------------------

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.+++

                                                                                           Year Ended December 31,
                                                                       ---------------------------------------------------------
                                                                          2003           2002        2001         2000      1999
Net Asset Value, Beginning of Year                                     $  7.81        $  9.66     $ 17.28      $ 20.89    $16.34
                                                                       -------        -------     -------      ------     ------
Income From Investment Operations
Net Investment Income (Loss)                                               .07            .12         .22-         .30       .26
Net Gains or Losses on Securities (both realized and unrealized)          1.20          (1.75)      (2.27)-       (.61)     4.96
                                                                       -------        -------     -------      -------    ------
Total From Investment Operations                                          1.27          (1.63)      (2.05)        (.31)     5.22
                                                                       -------        -------     -------      -------    ------
Less Distributions
From Net Investment Income                                                (.15)          (.22)       (.28)        (.37)     (.27)
From Net Capital Gains                                                       -              -       (5.29)       (2.93)     (.40)
                                                                       -------        -------     -------      -------    ------
Total Distributions                                                       (.15)          (.22)      (5.57)       (3.30)     (.67)
                                                                       -------        -------     -------      -------    ------
Net Asset Value, End of Year                                           $  8.93        $  7.81     $  9.66      $ 17.28    $20.89
                                                                       -------        -------     -------      -------    ------
Total Return++                                                          +16.28%        -17.15%     -13.36%       -4.55%   +33.56%

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                                  $ 84.9         $  80.5      $112.0      $ 147.6    $165.3
Ratio of Gross Expenses to Average Net Assets#                            1.12%          1.12%       1.07%         .99%     1.02%
Ratio of Net Expenses to Average Net Assets                               1.11%[sec]     1.12%       1.07%         .99%     1.02%
Ratio of Net Investment Income (Loss) to Average Net Assets                .82%          1.37%       2.10%-       1.49%     1.60%
Portfolio Turnover Rate                                                    121%           106%         88%         124%      121%


See Notes to Financial Highlights      20

Notes to Financial Highlights Balanced Portfolio
------------------------------------------------

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Balanced Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset and commission recapture arrangements.

+++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

[sec] After waiver of a portion of the investment management fee. Had Management not undertaken such action the annualized ratio of net expenses to average daily net assets would have been:

                                                                  Year Ended
                                                           December 31, 2003
                                                                       1.11%

- For fiscal years ended after December 31, 2000, funds are required by the American Institute of Certified Public Accountants to amortize premiums and discounts on fixed income securities. Accordingly, for the year ended December 31, 2001, the per share amounts and ratios shown decreased or increased as follows:

                                                                  Year Ended
                                                           December 31, 2001
Net Investment Income                                                 (.004)
Net Gains or Losses on Securities                                      .004
Ratio of Net Investment Income to Average Net Assets                  (.04%)

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Report of Ernst & Young LLP, Independent Auditors
-------------------------------------------------

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Balanced Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                    /s/ Ernst & Young LLP


Boston, Massachusetts
February 6, 2004

Trustees and Officers (Unaudited)
---------------------------------

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                               Portfolios in
 Independent Trustees       Position and                                       Fund Complex
                           Length of Time                                       Overseen by   Other Directorships Held Outside Fund
Name, Age, and Address (1)   Served (2)       Principal Occupation(s) (3)        Trustee              Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John Cannon (73)           Trustee since    Consultant. Formerly, Chairman           37       Independent Trustee or Director of
                           2000             and Chief Investment Officer,                     three series of Oppenheimer Funds:
                                            CDC Capital Management                            Limited Term New York Municipal
                                            (registered investment adviser),                  Fund, Rochester Fund Municipals,
                                            1993-January 1999; prior thereto,                 and Oppenheimer Convertible
                                            President and Chief Executive                     Securities Fund since 1992.
                                            Officer, AMA Investment
                                            Advisors, an affiliate of the
                                            American Medical Association.
------------------------------------------------------------------------------------------------------------------------------------
Faith Colish (68)          Trustee since    Counsel, Carter Ledyard &                37       Director, American Bar Retirement
                           1984             Milburn LLP (law firm) since                      Association (ABRA) since 1997
                                            October 2002; Formerly,                           (not-for-profit membership
                                            Attorney-at-Law and President,                    association).
                                            Faith Colish, A Professional
                                            Corporation, 1980 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
Walter G. Ehlers (70)      Trustee since    Consultant; Retired President            37       None.
                           1989             and Trustee, Teachers Insurance
                                            & Annuity (TIAA) and College
                                            Retirement Equities Fund
                                            (CREF).
------------------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey (66)        Trustee since    Consultant, C. A. Harvey                 37       Formerly, Member, Individual
                           1998             Associates, since June 2001;                      Investors Advisory Committee to the
                                            Formerly, Director, AARP, 1978                    New York Stock Exchange Board of
                                            to December 2001.                                 Directors, 1998 to June 2002;
                                                                                              President, Board of Associates to
                                                                                              The National Rehabilitation
                                                                                              Hospital's Board of Directors, 2002;
                                                                                              Member, American Savings
                                                                                              Education Council's Policy Board
                                                                                              (ASEC), 1998-2000; Member,
                                                                                              Executive Committee, Crime
                                                                                              Prevention Coalition of America,
                                                                                              1997-2000.
------------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
 Independent Trustees       Position and                                        Fund Complex
                           Length of Time                                        Overseen by   Other Directorships Held Outside Fund
Name, Age, and Address (1)    Served (2)      Principal Occupation(s) (3)          Trustee               Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Barry Hirsch (70)          Trustee since    Attorney-at-Law. Senior                  37       None.
                           2000             Counsel, Loews Corporation
                                            (diversified financial corporation)
                                            May 2002 until April 2003; prior
                                            thereto, Senior Vice President,
                                            Secretary and General Counsel,
                                            Loews Corporation.
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (76)      Trustee since    Marcus Nadler Professor of               37       Director, DEL Laboratories, Inc.
                           2000             Finance and Economics                             (cosmetics and pharmaceuticals)
                                            Emeritus, New York University,                    since 1978; The Caring Community
                                            Stern School of Business.                         (not-for-profit).
------------------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (67)      Trustee since    Retired. Formerly, Vice                  37       Director, WHX Corporation
                           1999             President and Special Counsel,                    (holding company) since August
                                            WHX Corporation (holding                          2002; Director, WebFinancial
                                            company), 1993-2001.                              Corporation (holding company)
                                                                                              since December 2002; Director, State
                                                                                              Theatre of New Jersey (not-for-
                                                                                              profit theater), since 2000; Formerly,
                                                                                              Director, Kevlin Corporation
                                                                                              (manufacturer of microwave and
                                                                                              other products).
------------------------------------------------------------------------------------------------------------------------------------
John P. Rosenthal (71)     Trustee since    Senior Vice President, Burnham           37       Director, 92nd Street Y (non-profit),
                           2000             Securities Inc. (a registered                     since 1967; Formerly, Director,
                                            broker-dealer) since 1991.                        Cancer Treatment Holdings, Inc.
------------------------------------------------------------------------------------------------------------------------------------
William E. Rulon (71)      Trustee since    Retired. Senior Vice President,          37       Director, Pro-Kids Golf and
                           2000             Foodmaker, Inc. (operator and                     Learning Academy (teach golf and
                                            franchiser of restaurants) until                  computer usage to "at risk" children),
                                            January 1997.                                     since 1998; Director, Prandium, Inc.
                                                                                              (restaurants) from March 2001 until
                                                                                              July 2002.
------------------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan (72)     Trustee since    Founding General Partner,                37       Director, Capital Cash Management
                           2000             Oxford Partners and Oxford                        Trust (money market fund),
                                            Bioscience Partners (venture                      Narragansett Insured Tax-Free
                                            capital partnerships) and                         Income Fund, Rocky Mountain
                                            President, Oxford Venture                         Equity Fund, Prime Cash Fund,
                                            Corporation.                                      several private companies and
                                                                                              QuadraMed Corporation
                                                                                              (NASDAQ).
------------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd
----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                               Portfolios in
  Independent Trustees      Position and                                       Fund Complex
                           Length of Time                                       Overseen by   Other Directorships Held Outside Fund
Name, Age, and Address (1)    Served (2)       Principal Occupation(s) (3)        Trustee              Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Tom Decker Seip (53)       Trustee since    General Partner, Seip                   37       Director, H&R Block, Inc. (financial
                           2000             Investments LP (a private                        services company) since May 2001;
                                            investment partnership);                         Formerly, Director, General Magic
                                            President and CEO, Westaff,                      (voice recognition software), 2001-
                                            Inc. (temporary staffing), May                   2002; Director, Forward
                                            2001 to January 2002; Senior                     Management, Inc. (asset
                                            Executive at the Charles                         management) since 2001; Formerly,
                                            Schwab Corporation from 1983                     Director, E-Finance Corporation
                                            to 1999, including Chief                         (credit decisioning services), 1999-
                                            Executive Officer, Charles                       2003; Director, Save-Daily.com
                                            Schwab Investment                                (micro investing services), 1999-
                                            Management, Inc. and Trustee,                    2003; Director, Offroad Capital Inc.
                                            Schwab Family of Funds and                       (pre-public internet commerce
                                            Schwab Investments from 1997                     company).
                                            to 1998 and Executive Vice              37
                                            President-Retail Brokerage,
                                            Charles Schwab Investment
                                            Management from 1994 to
                                            1997.
------------------------------------------------------------------------------------------------------------------------------------
Candace L. Straight (56)   Trustee since    Private investor and consultant                  Director, Providence Washington
                           1999             specializing in the insurance           37       (property and casualty insurance
                                            industry; Formerly, Advisory                     company), since December 1998;
                                            Director, Securitas Capital LLC                  Director, Summit Global Partners
                                            (a global private equity                         (insurance brokerage firm) since
                                            investment firm dedicated to                     October 2000.
                                            making investments in the
                                            insurance sector), 1998 until
                                            December 2002.
------------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (59)        Trustee since    Regional Manager for Atlanta                     None.
                           1984             Region, Ford Motor Credit
                                            Company since August 1997;
                                            prior thereto, President, Ford
                                            Life Insurance Company, April
                                            1995 until August 1997.
------------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
    Trustees who are                                                            Portfolios in
  "Interested Persons"       Position and                                       Fund Complex
                            Length of Time                                       Overseen by   Other Directorships Held Outside Fund
Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)        Trustee              Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien* (75)    Trustee since    Formerly, Member, Investment             37       Director, Legg Mason, Inc. (financial
                           2000             Policy Committee, Edward                          services holding company), since
                                            Jones, 1993-2001; President,                      1993; Director, Boston Financial
                                            Securities Industry Association                   Group (real estate and tax shelters)
                                            ("SIA") (securities industry's                    1993-1999.
                                            representative in government
                                            relations and regulatory matters
                                            at the federal and state levels)
                                            1974-1992; Adviser to SIA,
                                            November 1992-November
                                            1993.
------------------------------------------------------------------------------------------------------------------------------------
Jack L. Rivkin* (63)       President and    Executive Vice President,                         Director, Dale Carnegie and
                           Trustee since    Neuberger Berman Inc.                     37      Associates, Inc. (private company)
                           December         (holding company) since 2002;                     since 1998; Director, Emagin Corp.
                           2002             Executive Vice President and                      (public company) since 1997;
                                            Chief Investment Officer,                         Director, Solbright, Inc. (private
                                            Neuberger Berman since 2002                       company) since 1998; Director,
                                            and 2003, respectively; Head of                   Infogate, Inc. (private company)
                                            Research and Research Sales                       since 1997.
                                            and Trading Departments of
                                            Neuberger Berman since 2002;
                                            Director and Chairman, NB
                                            Management since December
                                            2002; Formerly, Executive Vice
                                            President, Citigroup
                                            Investments, Inc. from
                                            September 1995 to February
                                            2002; Executive Vice President,
                                            Citigroup Inc. from September
                                            1995 to February 2002.
------------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
    Trustees who are                                                            Portfolios in
  "Interested Persons"       Position and                                       Fund Complex
                            Length of Time                                       Overseen by   Other Directorships Held Outside Fund
Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)        Trustee              Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (44)     Chairman of      Executive Vice President,                37       Executive Vice President, Neuberger
                           the Board,       Neuberger Berman since 1999;                      Berman Inc. (holding company)
                           Chief            Formerly, Principal, Neuberger                    since 1999 and Formerly, Director
                           Executive        Berman from 1997 until 1999;                      from October 1999 through March
                           Officer and      Senior Vice President, NB                         2003; President and Director, NB
                           Trustee since    Management from 1996 until                        Management since 1999; Head of
                           2000;            1999.                                             Neuberger Berman Inc.'s Mutual
                           President and                                                      Funds and Institutional Business
                           Chief                                                              since 1999; Director and Vice
                           Executive                                                          President, Neuberger & Berman
                           Officer from                                                       Agency, Inc. since 2000; Trustee,
                           1998 to 2000                                                       Frost Valley YMCA.
------------------------------------------------------------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Information about the Officers of the Trust

                                       Position and
 Name, Age, and Address (1)      Length of Time Served (2)                    Principal Occupation(s) (3)
---------------------------------------------------------------------------------------------------------------------------
 Claudia A. Brandon (47)     Secretary since 1985             Vice President, Neuberger Berman since 2002 and
                                                              employee since 1999; Vice President-Mutual Fund Board
                                                              Relations, NB Management since 2000; Vice President,
                                                              NB Management from 1986 to 1999; Secretary,
                                                              ten registered investment companies for which
                                                              NB Management acts as investment manager and
                                                              administrator (four since 2002 and three since 2003).

 Robert Conti (47)           Vice President since 2000        Senior Vice President, Neuberger Berman since 2003;
                                                              Vice President, Neuberger Berman from 1999 until 2003;
                                                              Senior Vice President, NB Management since 2000;
                                                              Controller, NB Management until 1996; Treasurer,
                                                              NB Management from 1996 until 1999; Vice President,
                                                              ten registered investment companies for which NB
                                                              Management acts as investment manager and
                                                              administrator (three since 2000, four since 2002 and
                                                              three since 2003).

 Brian P. Gaffney (50)       Vice President since 2000        Managing Director, Neuberger Berman since 1999;
                                                              Senior Vice President, NB Management since 2000;
                                                              Vice President, NB Management from 1997 until 1999;
                                                              Vice President, ten registered investment companies for
                                                              which NB Management acts as investment manager and
                                                              administrator (three since 2000, four since 2002 and three since 2003).

 Sheila R. James (38)        Assistant Secretary since 2002   Employee, Neuberger Berman since 1999; Employee,
                                                              NB Management from 1991 to 1999; Assistant Secretary,
                                                              ten registered investment companies for which NB
                                                              Management acts as investment manager and
                                                              administrator (seven since 2002 and three since 2003).

 Kevin Lyons (48)            Assistant Secretary since        Employee, Neuberger Berman since 1999; Employee,
                             March 2003                       NB Management from 1993 to 1999; Assistant Secretary,
                                                              ten registered investment companies for which NB
                                                              Management acts as investment manager and
                                                              administrator (since 2003).

 John M. McGovern (33)       Assistant Treasurer since 2002   Employee, NB Management since 1993; Assistant
                                                              Treasurer, ten registered investment companies for which
                                                              NB Management acts as investment manager and
                                                              administrator (seven since 2002 and three since 2003).

Trustees and Officers (Unaudited) cont'd
----------------------------------------

                                         Position and
 Name, Age, and Address (1)        Length of Time Served (2)                      Principal Occupation(s) (3)
---------------------------------------------------------------------------------------------------------------------------
 Barbara Muinos (45)         Treasurer and Principal Financial    Vice President, Neuberger Berman since 1999; Assistant
                             and Accounting Officer since 2002;   Vice President, NB Management from 1993 to 1999;
                             prior thereto, Assistant Treasurer   Treasurer and Principal Financial and Accounting
                             since 1996                           Officer, ten registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator (seven since 2002 and three since 2003);
                                                                  Assistant Treasurer of three registered investment
                                                                  companies for which NB Management acts as investment
                                                                  manager and administrator from 1996 until 2002.

 Frederic B. Soule (57)      Vice President since 2000            Senior Vice President, Neuberger Berman since 2003;
                                                                  Vice President; Neuberger Berman from 1999 until 2003;
                                                                  Vice President, NB Management from 1995 until 1999;
                                                                  Vice President, ten registered investment companies for
                                                                  which NB Management acts as investment manager and
                                                                  administrator (three since 2000, four since 2002 and three since 2003).

 Trani Jo Wyman (34)         Assistant Treasurer since 2002       Employee, NB Management since 1991; Assistant
                                                                  Treasurer, ten registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator (seven since 2002 and three since 2003).

-------------


(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Report of Votes of Shareholders (Unaudited)
-------------------------------------------

A special meeting of shareholders of Neuberger Berman Advisers Management Trust Balanced Portfolio (the "Fund") was held on September 23, 2003. Upon completion of the acquisition of Neuberger Berman Inc. by Lehman Brothers Holdings Inc. (the "Transaction"), the management agreement between the Trust, on behalf of the Fund, and Neuberger Berman Management Inc. ("NB Management"), and the sub-advisory agreement with respect to the Trust and each Fund, between NB Management and Neuberger Berman, LLC automatically terminated. To provide for continuity of management, the shareholders of the Fund voted on the following matters, which became effective upon completion of the Transaction on October 31, 2003:

Proposal 1-To Approve a New Management Agreement between the Trust, on behalf of the Fund, and NB Management

           Votes For          Votes Against        Abstentions*
         8,141,401.225         294,370.414         638,124.449

Proposal 2-To Approve a New Sub-Advisory Agreement with respect to the Trust and each Fund, between NB Management and Neuberger Berman, LLC

           Votes For          Votes Against        Abstentions*
         8,103,137.378         300,510.817         670,247.893

* Abstentions were counted as shares that were present and entitled to vote for purposes of determining a quorum and had a negative effect on the proposals.

_______________________________________________________________________________

Annual Report                                            [NEUBERGER BERMAN LOGO]
December 31, 2003






                                Neuberger Berman
                                Advisers
                                Management
                                Trust





                               Fasciano
                               Portfolio





D0081 02/04

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Fasciano Portfolio Manager's Commentary
---------------------------------------

The AMT Fasciano Portfolio delivered strong positive returns in 2003, although it fell short of its benchmark, the Russell 2000 Index.2 In 2003, stock market returns exceeded almost everyone's expectations. After a brief recession and several years of treading water, the economy began gaining momentum in the second quarter and exploded in the second half. Equity investors responded enthusiastically to the good economic news and market indices across the capitalization spectrum posted big gains. Small-cap stocks continued to outperform, with the Russell 2000 gaining 47.25% versus the S&P 500's 28.67% return.

--------------------------------------------------------------------------------
Average Annual Total Return(1)

                                       Fasciano Portfolio     Russell 2000(R)(2)
1 Year                                             25.06%                 47.25%
Life of Fund                                       15.75%                 23.46%
--------------------------------------------------------------------------------
Inception Date                                 07/12/2002

[PLOT POINTS FOR MOUNTAIN CHART]

Comparison of a $10,000 Investment

                 Fasciano Portfolio          Russell 2000(R)

 7/12/2002                  $10,000                  $10,000
 9/30/2002                  $ 9,760                  $ 8,727
12/31/2002                  $ 9,920                  $ 9,264
 3/31/2003                  $ 9,030                  $ 8,848
 6/30/2003                  $10,670                  $10,921
 9/30/2003                  $11,000                  $11,912
12/31/2003                  $12,406                  $13,642

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 Fiscal years, or since the Fund's inception, if it has not operated for 10 years. The results are compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

--------------------------------------------------------------------------------

The AMT Fasciano Portfolio participated in the market rally, posting double-digit returns in all eight of the market sectors it was invested in, but underperforming benchmark components in six of the eight sector categories. What happened on the stock selection front? A few portfolio companies failed to meet fundamental expectations. However, the overwhelming majority of our portfolio companies did everything we asked of them except inspire investors, who were strongly biased toward smaller, and what we believe are lower quality stocks.

Let me provide some statistical evidence of this market anomaly. Stocks with market capitalizations under $250 million (the smallest of the small-caps) and stocks priced under $10 per share (a widely used, albeit imperfect proxy for lower quality stocks) outperformed the Russell 2000 by a wide margin. Even more revealingly, the 550 stocks in the Russell 2000 with negative earnings in 2003 gained 91.5% versus the benchmark's 47.25% advance in 2003! Clearly, a lot of investors were willing to bet that an improving economy would work miracles for small, unproven companies and the most downtrodden stocks in the most volatile industry groups. We believe this will prove to be a relatively short-lived market phenomenon. In fact, in the fourth quarter, our portfolio of more seasoned and solidly profitable companies performed more closely in line with the Russell 2000, indicating investors are starting to become more quality and valuation sensitive.

This year, our consumer discretionary investments had the most positive impact on the portfolio's absolute returns. Although we modestly underperformed the benchmark sector component, our overweighting in consumer stocks (more than double the benchmark's) had a favorable impact on relative returns. Our underweighting in the white-hot technology sector (less than half the benchmark's) penalized relative returns. Our industrials sector investments lagged the benchmark sector component by a wide margin. We owned a few losers in the industrials category, but our lagging performance was largely the result of owning higher quality names that only appreciated 20% instead of the "keep your fingers crossed" potential turnarounds that soared.

We are not economists or market forecasters, and for us sector allocation is a function of where we are finding the most compelling opportunities rather than a bet on the future prospects for different industry groups. At the beginning of the new year, we remained overweighted in the consumer discretionary and industrials sectors, simply because that is where we were finding the most companies with the most favorable growth and value characteristics. We were under-weighted in the financials and technology sectors where we are finding fewer fundamentally attractive growth stocks.

We will briefly review one of our current portfolio holdings that demonstrates our investment discipline.

Hooper Holmes is the nation's largest provider of medical examination services for life insurers-- those paramedics and registered nurses that come to your home to take urine and blood samples when you are applying for a life insurance policy or increasing your life insurance benefits. The company has 8,700 licensed medical professionals operating out of 230 company owned branches in 50 states and controls a whopping 38% of the national market for these services. Its Heritage Labs division complements the medical examination business. Hooper Holmes has no debt, a large amount of cash, and a well-diversified customer base featuring many of America's leading life insurance companies. Due primarily to softness in the life insurance business--when the economy is flat and discretionary income is constrained, fewer folks buy new policies or increase their benefits--Hooper Holmes earnings growth slowed considerably this year and will likely remain relatively flat in 2004. The stock also came under pressure when the company lost a high profile customer. However, as the life insurance business improves along with the economy and Hooper Holmes continues to grow market share in this fragmented business, we expect earnings to get back on track and grow at about a 15% annual rate in 2005 and thereafter. With Hooper Holmes stock trading at 16.5 times what may prove to be conservative 2004 earnings estimates and near the bottom of its longer-term annual earnings growth rate range, we think it is a good value.

In closing, we would dub this year's small-cap market a "worst to first" market. Looking ahead, we expect investors to be more discriminate, favoring the reasonably priced, consistently profitable growth companies in our portfolio.

Sincerely,

                            /s/ MICHAEL F. FASCIANO

                              MICHAEL F. FASCIANO
                               PORTFOLIO MANAGER

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

1. 25.06% and 15.75% were the average annual total returns for the 1-year and since inception (07/12/02) periods ended December 31, 2003. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. The performance information does not reflect fees and expenses of the insurance companies.

2. The Russell 2000[RegTM] Index is an unmanaged index consisting of securities of the 2,000 issuers having the smallest capitalization in the Russell 3000[RegTM] Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization), representing approximately 8% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $117 million. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

(C) 2004 Neuberger Berman Management Inc., distributor. All rights reserved.

Schedule of Investments Fasciano Portfolio

Number of Shares                       Market Value+
Common Stocks (90.9%)

Auto/Truck Replacement Parts (1.3%)
   2,000     American Axle &
             Manufacturing Holdings        $ 80,840*
                                           --------
Banking & Financial (1.9%)
   2,800     Boston Private Financial
             Holdings                        69,552
   1,090     Wintrust Financial              49,159
                                           --------
                                            118,711
                                           --------
Biotechnology (1.1%)
   1,850     Techne Corp.                    69,893*
                                           --------
Business Services (4.7%)
   1,430     Clark, Inc.                     27,513*
   4,460     G & K Services                 163,905
   1,740     Rollins, Inc.                   39,237
   2,380     Watson Wyatt & Co.              57,477*
                                           --------
                                            288,132
                                           --------
Commercial Services (5.0%)
   2,980     Modine Manufacturing            80,400
   2,290     National Processing             53,930*
   6,750     OM Group                       176,783*
                                           --------
                                            311,113
                                           --------
Consumer Products & Services (9.9%)
   3,430     Blyth, Inc.                    110,515
   4,210     Central Parking                 62,855
   3,810     Plantronics, Inc.              124,397*
   2,950     Snap-on                         95,108
   2,730     Spartech Corp.                  67,267
     640     Strayer Education               69,651
   2,240     Tootsie Roll Industries         80,640
                                           --------
                                            610,433
                                           --------
Distributor (4.9%)
   4,400     D & K Healthcare
             Resources                       59,664
   4,210     MSC Industrial Direct          115,775
   2,800     ScanSource, Inc.               127,736*
                                           --------
                                            303,175
                                           --------
Entertainment (1.7%)
   2,370     International Speedway         105,844
                                           --------
Filters (0.4%)
     560     CLARCOR Inc.                    24,696
                                           --------
Financial Services (6.6%)
     710     FactSet Research Systems        27,129
   1,710     Financial Federal               52,240*
   1,270     Greater Bay Bancorp             36,170
   4,310     HCC Insurance Holdings         137,058
   2,100     ITLA Capital                   105,210*
   2,430     W.P. Stewart & Co.              52,318
                                           --------
                                            410,125
                                           --------
Number of Shares                       Market Value+
Health Care (2.1%)
   2,250     Apria Healthcare Group        $ 64,057*
   1,650     Charles River Laboratories
             International                   56,645*
     150     CUNO Inc.                        6,755*
                                           --------
                                            127,457
                                           --------
Health Products & Services (11.3%)
   8,430     Hooper Holmes                   52,097
   1,010     ICU Medical                     34,623*
   7,010     K-V Pharmaceutical             178,755*
   2,100     Landauer, Inc.                  85,638
   3,810     Priority Healthcare             91,859*
   4,210     STERIS Corp.                    95,146*
   4,490     Young Innovations              161,640
                                           --------
                                            699,758
                                           --------
Insurance (2.9%)
   2,500     Direct General                  82,750
   1,310     Hilb, Rogal and Hamilton        42,012
   1,530     RLI Corp.                       57,314
                                           --------
                                            182,076
                                           --------
Internet (0.5%)
   1,160     j2 Global Communications        28,733*
                                           --------
Machinery & Equipment (4.9%)
   2,660     IDEX Corp.                     110,629
   2,360     Lindsay Manufacturing           59,590
   2,640     Regal-Beloit                    58,080
   3,930     Robbins & Myers                 74,631
                                           --------
                                            302,930
                                           --------
Oil & Gas (3.4%)
   1,325     CARBO Ceramics                  67,906
   1,980     FMC Technologies                46,134*
   2,740     Offshore Logistics              67,185*
   1,050     Universal Compression
             Holdings                        27,468*
                                           --------
                                            208,693
                                           --------
Publishing & Broadcasting (12.3%)
   5,340     Emmis Communications           144,447*
   3,370     Journal Communications          62,446
   5,250     Journal Register               108,675*
   2,120     Lee Enterprises                 92,538
   1,680     McClatchy Co.                  115,584
   2,020     Meredith Corp.                  98,596
   2,570     Pulitzer Inc.                  138,780
                                           --------
                                            761,066
                                           --------
Real Estate (1.4%)
     900     Beazer Homes USA                87,894
                                           --------
Restaurants (3.4%)
   3,400     Ruby Tuesday                    96,866
   6,300     Steak n Shake                  112,455*
                                           --------
                                            209,321
                                           --------

See Notes to Schedule of Investments   5

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Schedule of Investments Fasciano Portfolio cont'd
-------------------------------------------------

Number of Shares                            Market Value+
Retail (1.2%)
   1,850     Regis Corp.                     $    73,112
                                            ------------
Semiconductors (0.5%)
     620     Cabot Microelectronics               30,380*
                                            ------------
Technology (3.5%)
   3,810     Kroll Inc.                           99,060*
   4,690     Methode Electronics Class A          57,359
     955     Zebra Technologies                   63,383*
                                            ------------
                                                 219,802
                                            ------------
Transportation (3.3%)
   1,830     Heartland Express                    44,268
   4,270     Landstar System                     162,431*
                                            ------------
                                                 206,699
                                            ------------
Waste Management (2.7%)
   2,430     Stericycle, Inc.                    113,481*
   1,390     Waste Connections                    52,500*
                                            ------------
                                                 165,981
                                            ------------
Total Common Stocks
(Cost $4,791,100)                              5,626,864
                                            ------------
Principal Amount
Short-Term Investments (14.3%)
$885,798     Neuberger Berman
               Institutional Cash Fund
               Trust Class
               (Cost $885,798)                   885,798@#
                                            ------------
Total Investments (105.2%)
(Cost $5,676,898)                              6,512,662##
Liabilities, less cash, receivables and
  other assets [(5.2%)]                         (320,890)
                                            ------------
Total Net Assets (100.0%)                    $ 6,191,772
                                            ------------


See Notes to Schedule of Investments   6

Notes to Schedule of Investments Fasciano Portfolio
---------------------------------------------------

+ Investment securities of the Fund are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2003, the cost of investments for U.S. Federal income tax purposes was $5,718,055. Gross unrealized appreciation of investments was $803,784 and gross unrealized depreciation of investments was $9,177, resulting in net unrealized appreciation of $794,607, based on cost for U.S. Federal income tax purposes.

*    Non-income producing security.

@ Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).


See Notes to Financial Statements      7

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Statement of Assets and Liabilities
-----------------------------------

                                                                              Fasciano
Neuberger Berman Advisers Management Trust                                   Portfolio

Assets
  Investments in securities, at market value* (Note A)-see Schedule of Investments:
======================================================================================
  Unaffiliated issuers                                                      $5,626,864
--------------------------------------------------------------------------------------
  Non-controlled affiliated issuers                                            885,798
--------------------------------------------------------------------------------------
                                                                             6,512,662
--------------------------------------------------------------------------------------
  Dividends and interest receivable                                              2,363
======================================================================================
  Receivable for securities sold                                                13,615
--------------------------------------------------------------------------------------
  Receivable for Fund shares sold                                               26,363
======================================================================================
  Receivable from administrator-net (Note B)                                     5,032
--------------------------------------------------------------------------------------
Total Assets                                                                 6,560,035
--------------------------------------------------------------------------------------
Liabilities
  Payable for securities purchased                                             290,413
======================================================================================
  Payable for Fund shares redeemed                                              34,750
--------------------------------------------------------------------------------------
  Payable to investment manager (Note B)                                         3,878
======================================================================================
  Accrued expenses and other payables                                           39,222
--------------------------------------------------------------------------------------
Total Liabilities                                                              368,263
--------------------------------------------------------------------------------------
Net Assets at value                                                         $6,191,772
--------------------------------------------------------------------------------------
Net Assets consist of:
  Paid-in capital                                                           $5,361,102
======================================================================================
  Accumulated net realized gains (losses) on investments                        (5,094)
--------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) in value of investments           835,764
--------------------------------------------------------------------------------------
Net Assets at value                                                         $6,191,772
--------------------------------------------------------------------------------------
Shares Outstanding ($.001 par value; unlimited shares authorized)              499,523
======================================================================================
Net Asset Value, offering and redemption price per share                    $    12.40
--------------------------------------------------------------------------------------
*Cost of investments:
  Unaffiliated issuers                                                      $4,791,100
--------------------------------------------------------------------------------------
  Non-controlled affiliated issuers                                            885,798
--------------------------------------------------------------------------------------
Total cost of investments                                                   $5,676,898
--------------------------------------------------------------------------------------


See Notes to Financial Statements      8

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2003

Statement of Operations
-----------------------

                                                                                           Fasciano
Neuberger Berman Advisers Management Trust                                                Portfolio
Investment Income
Income:
Dividend income                                                                           $  17,385
===================================================================================================
Income from investments in affiliated issuers (Note A)                                        2,995
---------------------------------------------------------------------------------------------------
Interest income (Note A)                                                                        355
---------------------------------------------------------------------------------------------------
Total income                                                                                 20,735
---------------------------------------------------------------------------------------------------
Expenses:
Investment management fee (Notes A & B)                                                      24,736
===================================================================================================
Administration fee (Note B)                                                                   8,731
---------------------------------------------------------------------------------------------------
Distribution fees (Note B)                                                                    7,276
===================================================================================================
Audit fees                                                                                   24,851
---------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                      23,482
===================================================================================================
Insurance expense                                                                                14
---------------------------------------------------------------------------------------------------
Legal fees                                                                                    5,092
===================================================================================================
Shareholder reports                                                                           9,637
---------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                  28,389
===================================================================================================
Miscellaneous                                                                                 1,376
---------------------------------------------------------------------------------------------------
Total expenses                                                                              133,584
Investment management fee waived and expenses reimbursed by administrator (Notes A & B)     (92,378)
Expenses reduced by custodian fee expense offset and commission recapture arrangements         (383)
  (Note B)
---------------------------------------------------------------------------------------------------
Total net expenses                                                                           40,823
---------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                (20,088)
---------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold                                       15,201
===================================================================================================
Change in net unrealized appreciation (depreciation) in value of:
   Investment securities (Note A)                                                           836,449
---------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                              851,650
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                           $ 831,562
---------------------------------------------------------------------------------------------------


See Notes to Financial Statements      9

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Statement of Changes in Net Assets
----------------------------------

                                                                                   Fasciano Portfolio
                                                                      -------------------------------

                                                                                          Period from
                                                                                        July 12, 2002
                                                                                        (Commencement
                                                                        Year Ended  of Operations) to
                                                                      December 31,       December 31,
Neuberger Berman Advisers Management Trust                                    2003               2002
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                         $    (20,088)          $    (370)
=====================================================================================================
Net realized gain (loss) on investments                                    15,201               2,349
-----------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments       836,449                (685)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           831,562               1,294
-----------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
Net realized gain on investments                                           (2,283)                  -
=====================================================================================================
From Fund Share Transactions:
Proceeds from shares sold                                               9,153,720             483,071
=====================================================================================================
Proceeds from reinvestment of dividends and distributions                   2,283                   -
-----------------------------------------------------------------------------------------------------
Payments for shares redeemed                                           (4,265,714)            (12,161)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                    4,890,289             470,910
-----------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                   5,719,568             472,204
Net Assets:
Beginning of period                                                       472,204                   -
-----------------------------------------------------------------------------------------------------
End of period                                                        $  6,191,772           $ 472,204
-----------------------------------------------------------------------------------------------------
Number of Fund Shares:
Sold                                                                      830,800              48,842
=====================================================================================================
Issued on reinvestment of dividends and distributions                         198                   -
-----------------------------------------------------------------------------------------------------
Redeemed                                                                 (379,061)             (1,256)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                             451,937              47,586
-----------------------------------------------------------------------------------------------------


See Notes to Financial Statements      10

Notes to Financial Statements Fasciano Portfolio
------------------------------------------------

Note A--Summary of Significant Accounting Policies:

1 General: Fasciano Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund had no operations until July 12, 2002, other than matters relating to its organization and registration of its shares as a Series of the Trust under the 1933 Act. The Fund currently offers only Class S shares. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series of the Trust belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investment securities, as a result of changes in exchange rates and are stated separately in the Statement of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

     (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

6 Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.

     The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

     The tax character of distributions paid during the periods ended December 31, 2003 and 2002 were as follows:

     Distributions Paid From:
                                             Long-Term
                              Ordinary        Capital
                               Income          Gain            Total
                             2003    2002   2003   2002     2003    2002
                           $2,283    $ --   $ --   $ --   $2,283    $ --

     As of December 31, 2003, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                        Undistributed   Undistributed       Unrealized
                             Ordinary       Long-Term     Appreciation
                               Income            Gain   (Depreciation)     Total
                               $4,148         $31,915         $794,607  $830,670

The difference between book basis and tax basis is attributable primarily to net operating losses and the tax deferral of losses on wash sales.

7 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 Expense allocation: Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment adviser, that are not directly attributed to a Series or the Trust, are allocated among the Funds and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

Notes to Financial Statements Fasciano Portfolio cont'd
-------------------------------------------------------

9 Security lending: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Neuberger guarantees a minimum revenue to the Fund under the Agreement, and receives a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee. At December 31, 2003, the Fund had not paid Neuberger any fees under the Agreement.

     Prior to April 17, 2003, the Fund had a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund received cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invested the cash collateral in the investment vehicle. Income earned on the investment vehicle was paid to Morgan monthly. The Fund received a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions.

     Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption Income from securities loaned-net.

10   Transactions with other funds managed by Neuberger Berman Management Inc.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same officers and Trustees as the Fund. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that the Fund invests in the Cash Fund, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund on those assets. For the year ended December 31, 2003, such waived fees amounted to $347. For the year ended December 31, 2003, income earned on this investment is reflected in the Statement of Operations under the caption Income from investments in affiliated issuers.

     Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

     $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $2.5 billion.

     The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Trustees of the Trust have adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

     Management has contractually undertaken through December 31, 2006 to reimburse the Fund for its operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.40% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2003, such excess expenses amounted to $92,031. The Fund has agreed to repay Management through December 31, 2009 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2003, there was no reimbursement to Management under this agreement. At December 31, 2003, the Fund has a contingent liability to Management under this agreement of $136,604.

     On October 31, 2003, Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, became indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company (the "Transaction"). Upon completion of the Transaction, the Trust's management and sub-advisory agreements automatically terminated. To provide for continuity of management, the shareholders of the Fund voted on September 23, 2003, to approve new management and sub-advisory agreements, which took effect upon closing of the Transaction (see Report of Votes of Shareholders). Neuberger is retained by Management to furnish it with investment recommendations and

Notes to Financial Statements Fasciano Portfolio cont'd
-------------------------------------------------------

     research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     On July 1, 2003, the Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction of $382.

     The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $1.

     Note C--Securities Transactions:

     During the year ended December 31, 2003, there were purchase and sale transactions (excluding short-term securities) of $6,180,482 and $1,850,210, respectively.

     During the year ended December 31, 2003, brokerage commissions on securities transactions amounted to $13,751, of which Neuberger received $6,581, Lehman received $161, and other brokers received $7,009.

     Note D--Line of Credit:

     At December 31, 2003, the Fund was a participant in a single committed, unsecured $150,000,000 ($200,000,000 prior to September 26, 2003) line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $150,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2003, nor had the Fund utilized this line of credit at any time prior to that date.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Financial Highlights Fasciano Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.++

                                                                               Period from
                                                               Year Ended    July 12, 2002^
                                                              December 31,  to December 31,
                                                              ------------  ---------------
                                                                     2003        2002
                                                                   $ 9.92     $ 10.00
Net Asset Value, Beginning of Period                               ------     -------
Income From Investment Operations
Net Investment Income (Loss)                                         (.08)      (.01)
Net Gains or Losses on Securities (both realized and unrealized)     2.57       (.07)
                                                                   ------     ------
Total From Investment Operations                                     2.49       (.08)
                                                                   ------     ------
Less Distributions
From Net Capital Gains                                               (.01)         -
                                                                   ------     ------
Net Asset Value, End of Period                                     $12.40     $ 9.92
                                                                   ------     ------
Total Return++                                                     +25.06%    -0.80%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)                            $  6.2     $  0.5
Ratio of Gross Expenses to Average Net Assets#                       1.42%      1.40%*
Ratio of Net Expenses to Average Net Assets[sec]                     1.40%      1.40%*
Ratio of Net Investment Income (Loss) to Average Net Assets          (.69)%     (.31)%*
Portfolio Turnover Rate                                                70%        20%


See Notes to Financial Highlights      16

Notes to Financial Highlights Fasciano Portfolio
------------------------------------------------

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset and commission recapture arrangements.

[sec] After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratio of net expenses to average daily net assets would have been:

                                                                     Period from
                                                                July 12, 2002 to
                                                               December 31, 2002
                                                                          38.27%

     After waiver of a portion of the investment management fee and reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratio of net expenses to average daily net assets would have been:

                                                                      Year Ended
                                                               December 31, 2003
                                                                           4.58%

^    The date investment operations commenced.

++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

*    Annualized.

**   Not annualized.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Report of Ernst & Young LLP, Independent Auditors
-------------------------------------------------

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Fasciano Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fasciano Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year ended December 31, 2003 and the period from July 12, 2002 (commencement of operations) to December 31, 2002. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fasciano Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended December 31, 2003 and the period from July 12, 2002 (commencement of operations) to December 31, 2002, in conformity with accounting principles generally accepted in the United States.

                             /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 6, 2004

Trustees and Officers (Unaudited)
---------------------------------

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
                               Position and                                     Fund Complex
    Independent Trustees      Length of Time                                     Overseen by  Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)        Principal Occupation(s) (3)      Trustee             Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
  John Cannon (73)           Trustee since    Consultant. Formerly, Chairman         37       Independent Trustee or Director of
                             2000             and Chief Investment Officer,                   three series of Oppenheimer Funds:
                                              CDC Capital Management                          Limited Term New York Municipal
                                              (registered investment adviser),                Fund, Rochester Fund Municipals,
                                              1993-January 1999; prior thereto,               and Oppenheimer Convertible
                                              President and Chief Executive                   Securities Fund since 1992.
                                              Officer, AMA Investment
                                              Advisors, an affiliate of the
                                              American Medical Association.
------------------------------------------------------------------------------------------------------------------------------------
  Faith Colish (68)          Trustee since    Counsel, Carter Ledyard &              37       Director, American Bar Retirement
                             1984             Milburn LLP (law firm) since                    Association (ABRA) since 1997
                                              October 2002; Formerly,                         (not-for-profit membership
                                              Attorney-at-Law and President,                  association).
                                              Faith Colish, A Professional
                                              Corporation, 1980 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
  Walter G. Ehlers (70)      Trustee since    Consultant; Retired President          37       None.
                             1989             and Trustee, Teachers Insurance
                                              & Annuity (TIAA) and College
                                              Retirement Equities Fund
                                              (CREF).
------------------------------------------------------------------------------------------------------------------------------------
  C. Anne Harvey (66)        Trustee since    Consultant, C. A. Harvey               37       Formerly, Member, Individual
                             1998             Associates, since June 2001;                    Investors Advisory Committee to the
                                              Formerly, Director, AARP, 1978                  New York Stock Exchange Board of
                                              to December 2001.                               Directors, 1998 to June 2002;
                                                                                              President, Board of Associates to
                                                                                              The National Rehabilitation
                                                                                              Hospital's Board of Directors, 2002;
                                                                                              Member, American Savings
                                                                                              Education Council's Policy Board
                                                                                              (ASEC), 1998-2000; Member,
                                                                                              Executive Committee, Crime
                                                                                              Prevention Coalition of America,
                                                                                               1997-2000.
------------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
                             Position and                                       Fund Complex
   Independent Trustees     Length of Time                                       Overseen by   Other Directorships Held Outside Fund
Name, Age, and Address (1)    Served (2)        Principal Occupation(s) (3)        Trustee               Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
 Barry Hirsch (70)         Trustee since   Attorney-at-Law. Senior                   37       None.
                           2000            Counsel, Loews Corporation
                                           (diversified financial corporation)
                                           May 2002 until April 2003; prior
                                           thereto, Senior Vice President,
                                           Secretary and General Counsel,
                                           Loews Corporation.
------------------------------------------------------------------------------------------------------------------------------------
 Robert A. Kavesh (76)     Trustee since   Marcus Nadler Professor of                37       Director, DEL Laboratories, Inc.
                           2000            Finance and Economics                              (cosmetics and pharmaceuticals)
                                           Emeritus, New York University,                     since 1978; The Caring Community
                                           Stern School of Business.                          ( not-for-profit).
------------------------------------------------------------------------------------------------------------------------------------
 Howard A. Mileaf (67)     Trustee since   Retired. Formerly, Vice                   37       Director, WHX Corporation
                           1999            President and Special Counsel,                     (holding company) since August
                                           WHX Corporation (holding                           2002; Director, WebFinancial
                                           company), 1993-2001.                               Corporation (holding company)
                                                                                              since December 2002; Director, Sta
                                                                                              Theatre of New Jersey (not-for-
                                                                                              profit theater), since 2000; Forme
                                                                                              Director, Kevlin Corporation
                                                                                              (manufacturer of microwave and
                                                                                              other products).
------------------------------------------------------------------------------------------------------------------------------------
 John P. Rosenthal (71)    Trustee since   Senior Vice President, Burnham            37       Director, 92nd Street Y (non-profit),
                           2000            Securities Inc. (a registered                      since 1967; Formerly, Director,
                                           broker-dealer) since 1991.                         Cancer Treatment Holdings, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 William E. Rulon (71)     Trustee since   Retired. Senior Vice President,           37       Director, Pro-Kids Golf and
                           2000            Foodmaker, Inc. (operator and                      Learning Academy (teach golf and
                                           franchiser of restaurants) until                   computer usage to "at risk" children),
                                           January 1997.                                      since 1998; Director, Prandium, Inc.
                                                                                              (restaurants) from March 2001 unti
                                                                                              July 2002.
------------------------------------------------------------------------------------------------------------------------------------
 Cornelius T. Ryan (72)    Trustee since   Founding General Partner,                 37       Director, Capital Cash Management
                           2000            Oxford Partners and Oxford                         Trust (money market fund),
                                           Bioscience Partners (venture                       Narragansett Insured Tax-Free
                                           capital partnerships) and                          Income Fund, Rocky Mountain
                                           President, Oxford Venture                          Equity Fund, Prime Cash Fund,
                                           Corporation.                                       several private companies and
                                                                                              QuadraMed Corporation
                                                                                              (NASDAQ).
------------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd
----------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                               Portfolios in
                               Position and                                    Fund Complex
    Independent Trustees      Length of Time                                    Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)      Trustee              Complex by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
  Tom Decker Seip (53)       Trustee since    General Partner, Seip                 37       Director, H&R Block, Inc. (financial
                             2000             Investments LP (a private                      services company) since May 2001;
                                              investment partnership);                       Formerly, Director, General Magic
                                              President and CEO, Westaff,                    (voice recognition software), 2001-
                                              Inc. (temporary staffing), May                 2002; Director, Forward
                                              2001 to January 2002; Senior                   Management, Inc. (asset
                                              Executive at the Charles                       management) since 2001; Formerly,
                                              Schwab Corporation from 1983                   Director, E-Finance Corporation
                                              to 1999, including Chief                       (credit decisioning services), 1999-
                                              Executive Officer, Charles                     2003; Director, Save-Daily.com
                                              Schwab Investment                              (micro investing services), 1999-
                                              Management, Inc. and Trustee,                  2003; Director, Offroad Capital Inc.
                                              Schwab Family of Funds and                     (pre-public internet commerce
                                              Schwab Investments from 1997                   company).
                                              to 1998 and Executive Vice
                                              President-Retail Brokerage,
                                              Charles Schwab Investment
                                              Management from 1994 to
                                              1997.
-----------------------------------------------------------------------------------------------------------------------------------
  Candace L. Straight (56)   Trustee since    Private investor and consultant       37       Director, Providence Washington
                             1999             specializing in the insurance                  (property and casualty insurance
                                              industry; Formerly, Advisory                   company), since December 1998;
                                              Director, Securitas Capital LLC                Director, Summit Global Partners
                                              (a global private equity                       (insurance brokerage firm) since
                                              investment firm dedicated to                   October 2000.
                                              making investments in the
                                              insurance sector), 1998 until
                                              December 2002.
-----------------------------------------------------------------------------------------------------------------------------------
  Peter P. Trapp (59)        Trustee since    Regional Manager for Atlanta          37       None.
                             1984             Region, Ford Motor Credit
                                              Company since August 1997;
                                              prior thereto, President, Ford
                                              Life Insurance Company, April
                                              1995 until August 1997.
-----------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
     Trustees who are         Position and                                      Fund Complex
   "Interested Persons"      Length of Time                                      Overseen by   Other Directorships Held Outside Fund
Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)        Trustee              Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
 Edward I. O'Brien* (75)    Trustee since    Formerly, Member, Investment            37       Director, Legg Mason, Inc. (financial
                            2000             Policy Committee, Edward                         services holding company), since
                                             Jones, 1993-2001; President,                     1993; Director, Boston Financial
                                             Securities Industry Association                  Group (real estate and tax shelters)
                                             ("SIA") (securities industry's                    1993-1999.
                                             representative in government
                                             relations and regulatory matters
                                             at the federal and state levels)
                                             1974-1992; Adviser to SIA,
                                             November 1992-November
                                             1993.
------------------------------------------------------------------------------------------------------------------------------------
 Jack L. Rivkin* (63)       President and    Executive Vice President,               37       Director, Dale Carnegie and
                            Trustee since    Neuberger Berman Inc.                            Associates, Inc. (private company)
                            December         (holding company) since 2002;                    since 1998; Director, Emagin Corp.
                            2002             Executive Vice President and                     (public company) since 1997;
                                             Chief Investment Officer,                        Director, Solbright, Inc. (private
                                             Neuberger Berman since 2002                      company) since 1998; Director,
                                             and 2003, respectively; Head of                  Infogate, Inc. (private company)
                                             Research and Research Sales                      since 1997.
                                             and Trading Departments of
                                             Neuberger Berman since 2002;
                                             Director and Chairman, NB
                                             Management since December
                                             2002; Formerly, Executive Vice
                                             President, Citigroup
                                             Investments, Inc. from
                                             September 1995 to February
                                             2002; Executive Vice President,
                                             Citigroup Inc. from September
                                             1995 to February 2002.
------------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                               Portfolios in
      Trustees who are         Position and                                    Fund Complex
    "Interested Persons"      Length of Time                                    Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)      Trustee              Complex by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
  Peter E. Sundman* (44)     Chairman of      Executive Vice President,             37       Executive Vice President, Neuberger
                             the Board,       Neuberger Berman since 1999;                   Berman Inc. (holding company)
                             Chief            Formerly, Principal, Neuberger                 since 1999 and Formerly, Director
                             Executive        Berman from 1997 until 1999;                   from October 1999 through March
                             Officer and      Senior Vice President, NB                      2003; President and Director, NB
                             Trustee since    Management from 1996 until                     Management since 1999; Head of
                             2000;            1999.                                          Neuberger Berman Inc.'s Mutual
                             President and                                                   Funds and Institutional Business
                             Chief                                                           since 1999; Director and Vice
                             Executive                                                       President, Neuberger & Berman
                             Officer from                                                    Agency, Inc. since 2000; Trustee,
                             1998 to 2000                                                    Frost Valley YMCA.
-----------------------------------------------------------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
     (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Information about the Officers of the Trust

                                      Position and
Name, Age, and Address (1)      Length of Time Served (2)                    Principal Occupation(s) (3)
------------------------------------------------------------------------------------------------------------------
Claudia A. Brandon (47)     Secretary since 1985             Vice President, Neuberger Berman since 2002 and
                                                             employee since 1999; Vice President-Mutual Fund Board
                                                             Relations, NB Management since 2000; Vice President,
                                                             NB Management from 1986 to 1999; Secretary,
                                                             ten registered investment companies for which
                                                             NB Management acts as investment manager and
                                                             administrator (four since 2002 and three since 2003).
------------------------------------------------------------------------------------------------------------------
Robert Conti (47)           Vice President since 2000        Senior Vice President, Neuberger Berman since 2003;
                                                             Vice President, Neuberger Berman from 1999 until 2003;
                                                             Senior Vice President, NB Management since 2000;
                                                             Controller, NB Management until 1996; Treasurer,
                                                             NB Management from 1996 until 1999; Vice President,
                                                             ten registered investment companies for which NB
                                                             Management acts as investment manager and
                                                             administrator (three since 2000, four since 2002 and
                                                             three since 2003).
------------------------------------------------------------------------------------------------------------------
Brian P. Gaffney (50)       Vice President since 2000        Managing Director, Neuberger Berman since 1999;
                                                             Senior Vice President, NB Management since 2000;
                                                             Vice President, NB Management from 1997 until 1999;
                                                             Vice President, ten registered investment companies for
                                                             which NB Management acts as investment manager and
                                                             administrator (three since 2000, four since 2002 and three since 2003).
------------------------------------------------------------------------------------------------------------------
Sheila R. James (38)        Assistant Secretary since 2002   Employee, Neuberger Berman since 1999; Employee,
                                                             NB Management from 1991 to 1999; Assistant Secretary,
                                                             ten registered investment companies for which NB
                                                             Management acts as investment manager and
                                                             administrator (seven since 2002 and three since 2003).
------------------------------------------------------------------------------------------------------------------
Kevin Lyons (48)            Assistant Secretary since        Employee, Neuberger Berman since 1999; Employee,
                            March 2003                       NB Management from 1993 to 1999; Assistant Secretary,
                                                             ten registered investment companies for which NB
                                                             Management acts as investment manager and
                                                             administrator (since 2003).
------------------------------------------------------------------------------------------------------------------
John M. McGovern (33)       Assistant Treasurer since 2002   Employee, NB Management since 1993; Assistant
                                                             Treasurer, ten registered investment companies for which
                                                             NB Management acts as investment manager and
                                                             administrator (seven since 2002 and three since 2003).
------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd
----------------------------------------

                                        Position and
Name, Age, and Address (1)        Length of Time Served (2)                      Principal Occupation(s) (3)
-------------------------------------------------------------------------------------------------------------------------
Barbara Muinos (45)         Treasurer and Principal Financial    Vice President, Neuberger Berman since 1999; Assistant
                            and Accounting Officer since 2002;   Vice President, NB Management from 1993 to 1999;
                            prior thereto, Assistant Treasurer   Treasurer and Principal Financial and Accounting
                            since 1996                           Officer, ten registered investment companies for which
                                                                 NB Management acts as investment manager and
                                                                 administrator (seven since 2002 and three since 2003);
                                                                 Assistant Treasurer of three registered investment
                                                                 companies for which NB Management acts as investment
                                                                 manager and administrator from 1996 until 2002.
-------------------------------------------------------------------------------------------------------------------------
Frederic B. Soule (57)      Vice President since 2000            Senior Vice President, Neuberger Berman since 2003;
                                                                 Vice President; Neuberger Berman from 1999 until 2003;
                                                                 Vice President, NB Management from 1995 until 1999;
                                                                 Vice President, ten registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (three since 2000, four since 2002 and three since 2003).
-------------------------------------------------------------------------------------------------------------------------
Trani Jo Wyman (34)         Assistant Treasurer since 2002       Employee, NB Management since 1991; Assistant
                                                                 Treasurer, ten registered investment companies for which
                                                                 NB Management acts as investment manager and
                                                                 administrator (seven since 2002 and three since 2003).

-------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Report of Votes of Shareholders (Unaudited)
-------------------------------------------

A special meeting of shareholders of Neuberger Berman Advisers Management Trust Fasciano Portfolio (the "Fund") was held on September 23, 2003. Upon completion of the acquisition of Neuberger Berman Inc. by Lehman Brothers Holdings Inc. (the "Transaction"), the management agreement between the Trust, on behalf of the Fund, and Neuberger Berman Management Inc. ("NB Management"), and the sub-advisory agreement with respect to the Trust and each Fund, between NB Management and Neuberger Berman, LLC automatically terminated. To provide for continuity of management, the shareholders of the Fund voted on the following matters, which became effective upon completion of the Transaction on October 31, 2003:

Proposal 1-To Approve a New Management Agreement between the Trust, on behalf of the Fund, and NB Management

  Votes For    Votes Against     Abstentions*
 141,586.349     70,400.781       35,088.124


Proposal 2-To Approve a New Sub-Advisory Agreement with respect to the Trust and each Fund, between NB Management and Neuberger Berman, LLC

  Votes For    Votes Against     Abstentions*
 141,586.349     70,400.781       35,088.124


* Abstentions were counted as shares that were present and entitled to vote for purposes of determining a quorum and had a negative effect on the proposals.


                                       26
______________________________________________________________________________


Annual Report
December 31, 2003

[Logo]

Neuberger Berman

Advisers
Management
Trust

Focus
Portfolio


D0080 02/04

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003



Focus Portfolio Managers' Commentary

The Neuberger Berman AMT Focus Portfolio strongly outperformed both its benchmarks, the Russell 1000 Value Index and the Standard & Poor's 500 Index.(2)

The portfolio's holdings in the information technology (IT) and financial sectors contributed the most to total return. Our IT holdings as a whole generated a triple-digit return, led by a few of our semiconductor-related and communications-equipment companies, including International Rectifier, Amkor Technology and Nortel Networks. Our financial sector holdings climbed more than 70% overall, led by the stellar returns of our consumer finance holdings, Capital One Financial and Providian, as well as that of FleetBoston Financial, which was boosted in the fourth quarter by an announcement that it will be acquired by Bank of America.

In the fourth quarter, portfolio holdings within the IT, financials and consumer discretionary sectors contributed to portfolio total return. Our two holdings in the industrials and consumer staples sectors (MemberWorks, a provider of membership service programs, and Fresh Del Monte, a fresh produce company) detracted somewhat from overall return. Three of our semiconductor-related companies, International Rectifier, Amkor and NVIDIA, accounted for roughly two-thirds of the IT sector's contribution to total return, boosted by solid sales and earnings results and an improving demand environment.

Throughout much of 2003, we remained very bullish on the equity market. However, the market's strong gains this past year have diminished some of this positive sentiment. We would now describe ourselves as "aggressively neutral," meaning that we are mildly positive about what is in store for the overall market in 2004.

In 2003, good performance was a question of "were you in the market or were you on the sidelines?" Many hedge funds, for example, did not perform well last year because they were out of the market or even held short positions. A broad number of stocks experienced solid gains this past year, making stock picking less relevant to strong performance. We believe 2004 will be different. The question determining performance in 2004, in our opinion, will be "where are you invested?"

Average Annual Total Return(1)

                      Focus Portfolio   Russell 1000 (R) Value(2)   S&P 500(2)
1 Year                         90.42%                      30.03%       28.67%
Life of Fund                   69.58%                      22.36%       20.71%
------------------------------------------------------------------------------
Inception Date              8/8/2002

Comparison of a $10,000 Investment

                       Focus   Russell 1000 (R)
                   Portfolio              Value             S&P 500
--------------------------------------------------------------------
  8/8/2002          $ 10,000           $ 10,000            $ 10,000
 9/30/2002          $  9,000           $  9,340            $  9,329
12/31/2002          $ 11,000           $ 10,201            $ 10,115
 3/31/2003          $ 11,070           $  9,705            $  9,797
 6/30/2003          $ 15,180           $ 11,381            $ 11,304
 9/30/2003          $ 19,060           $ 11,616            $ 11,603
12/31/2003          $ 20,946           $ 13,264            $ 13,015

                                     Value as of 12/31/03
Focus Portfolio                                 $ 20,946
Russell 1000 Value                              $ 13,264
S&P 500                                         $ 13,015

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The results are compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

Stockpicking will likely be more critical.

Stock selection, we believe, is where our strengths as portfolio managers come in, and is one reason we are more bullish on the outlook for our portfolio than for the stock market in general. Our stock-picking ability, combined with our holdings' low valuation multiples and solid sales and earnings prospects, give us confidence entering 2004. Although our portfolio gained over 60% more than our benchmark indices in 2003, as of December 31, 2003, AMT Focus portfolio holdings trade at a substantial discount to the S&P 500 Index and are even with the Russell 1000 Value Index, based on 2004 consensus earnings expectations (and at a discount to both indices based on 2005 expectations). Of course there is no assurance expectations will come to pass.

At the same time, the portfolio's long-term earnings growth rates, both trailing and expected, are higher versus both indices. Over time, we believe that P/E multiples will come to reflect our holdings' inherent values, and we are hopeful that they will drive solid, market-beating long-term portfolio returns.

Sincerely,

                                /s/ Kent Simons

                              /s/ Robert B. Corman

                        KENT SIMONS AND ROBERT B. CORMAN
                             PORTFOLIO CO- MANAGERS

1. 90.42% and 69.58% were the average annual total returns for the 1-year and since inception (08/08/02) periods ended December 31, 2003. This performance was attained in 2003 at a time that the asset size of the Portfolio was small. The Portfolio's net asset value as of December 31, 2003 was $1,184,057. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. The performance information does not reflect fees and expenses of the insurance companies.

2. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Russell 1000[RegTM] Index measures the performance of the 1,000 largest companies in the Russell 3000[RegTM] Index (which measures performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Neuberger Berman's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Neuberger Berman does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

(C) 2004 Neuberger Berman Management Inc., distributor. All rights reserved.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Schedule of Investments Focus Portfolio

Number of Shares                         Market Value+
Common Stocks (92.4%)

Consumer Goods & Services (13.4%)
   500      Autoliv, Inc.                  $   18,825
 1,300      Fresh Del Monte Produce            30,979
 4,000      MemberWorks Inc.                  108,680*
                                           ----------
                                              158,484
                                           ----------

Financial Services (39.9%)
   300      Bank of America                    24,129
 2,000      Capital One Financial             122,580
   900      Citigroup Inc.                     43,686
   900      Fannie Mae                         67,554
 1,200      FleetBoston Financial              52,380
 1,200      J.P. Morgan Chase                  44,076
   390      Lehman Brothers Holdings           30,116++
   900      Merrill Lynch                      52,785
 3,000      Providian Financial                34,920*
                                           ----------
                                              472,226
                                           ----------

Retail (8.6%)
 1,100      Furniture Brands
              International                    32,263
 1,500      Rush Enterprises                   14,685*
   700      Select Comfort                     17,332*
 1,700      TJX Cos.                           37,485
                                           ----------
                                              101,765
                                           ----------

Technology (30.5%)
 2,600      Advanced Micro Devices             38,740*
 1,200      Amdocs Ltd.                        26,976*
 2,500      Amkor Technology                   45,525*
   500      Computer Associates                13,670
 1,200      Flextronics International          17,808*
 2,200      International Rectifier           108,702*
   600      Nokia Corp. ADR                    10,200
 7,000      Nortel Networks                    29,610*
 1,300      NVIDIA Corp.                       30,225*
 5,000      NYFIX, Inc.                        39,750*
                                           ----------
                                              361,206
                                           ----------

Total Common Stocks
(Cost $784,469)                             1,093,681
                                           ----------

Principal Amount                                                      Market Value+
U.S. Treasury Securities (8.4%)
$100,000                                  U.S. Treasury Bills, 0.76%,
                                            due 1/2/04
                                            (Cost $99,998)               $   99,998#
                                                                         ----------

Short-Term Investments (1.7%)
 20,486                                   Neuberger Berman
                                            Institutional Cash Fund
                                            Trust Class
                                            (Cost $20,486)                   20,486@#
                                                                         ----------
Total Investments (102.5%)
(Cost $904,953)                                                           1,214,165##

Liabilities, less cash, receivables and
other assets [(2.5%)]                                                       (30,108)
                                                                         ----------

Total Net Assets (100.0%)                                                $1,184,057
                                                                         ----------


See Notes to Schedule of Investments    5

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Notes to Schedule of Investments Focus Portfolio

+ Investment securities of the Fund are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2003, the cost of investments for U.S. Federal income tax purposes was $907,334. Gross unrealized appreciation of investments was $308,750 and gross unrealized depreciation of investments was $1,919, resulting in net unrealized appreciation of $306,831, based on cost for U.S. Federal income tax purposes.

*    Non-income producing security.

@ Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).

++   Affiliated issuer (see Note A of Notes to Financial Statements).


See Notes to Financial Statements       6

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Statement of Assets and Liabilities

                                                                                            Focus
Neuberger Berman Advisers Management Trust                                              Portfolio
Assets
  Investments in securities, at market value* (Note A)-see Schedule of Investments:
=================================================================================================
  Unaffiliated issuers                                                                $ 1,163,563
-------------------------------------------------------------------------------------------------
  Non-controlled affiliated issuers                                                        50,602
=================================================================================================
                                                                                        1,214,165
-------------------------------------------------------------------------------------------------
  Dividends and interest receivable                                                           536
=================================================================================================
  Receivable for Fund shares sold                                                             137
-------------------------------------------------------------------------------------------------
  Receivable from administrator-net (Note B)                                                5,947
=================================================================================================
Total Assets                                                                            1,220,785
=================================================================================================
Liabilities
  Payable to investment manager (Note B)                                                      517
=================================================================================================
  Accrued expenses and other payables                                                      36,211
=================================================================================================
Total Liabilities                                                                          36,728
=================================================================================================
Net Assets at value                                                                   $ 1,184,057
=================================================================================================
Net Assets consist of:
  Paid-in capital                                                                     $   757,400
=================================================================================================
  Accumulated net realized gains (losses) on investments                                  117,444
-------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) in value of investments                      309,213
=================================================================================================
Net Assets at value                                                                   $ 1,184,057
=================================================================================================
Shares Outstanding ($.001 par value; unlimited shares authorized)                          56,899
=================================================================================================
Net Asset Value, offering and redemption price per share                              $     20.81
=================================================================================================
*Cost of investments:
  Unaffiliated issuers                                                                $   861,737
-------------------------------------------------------------------------------------------------
  Non-controlled affiliated issuers                                                        43,216
=================================================================================================
Total cost of investments                                                             $   904,953
=================================================================================================


See Notes to Financial Statements      7

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2003

Statement of Operations

                                                                                                Focus
Neuberger Berman Advisers Management Trust                                                  Portfolio
Investment Income
Income:
Dividend income-unaffiliated issuers                                                        $   4,730
=====================================================================================================
Dividend income-non-controlled affiliated issuers                                                 156
-----------------------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Note A)                                            485
=====================================================================================================
Interest income (Note A)                                                                           46
=====================================================================================================
Total income                                                                                    5,417
=====================================================================================================
Expenses:
Investment management fee (Notes A & B)                                                         3,832
=====================================================================================================
Administration fee (Note B)                                                                     2,091
-----------------------------------------------------------------------------------------------------
Distribution fees (Note B)                                                                      1,742
=====================================================================================================
Audit fees                                                                                     24,851
-----------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                        11,445
=====================================================================================================
Insurance expense                                                                                   3
-----------------------------------------------------------------------------------------------------
Legal fees                                                                                      3,860
=====================================================================================================
Shareholder reports                                                                             9,672
-----------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                    28,388
=====================================================================================================
Miscellaneous                                                                                   1,315
=====================================================================================================
Total expenses                                                                                 87,199
Investment management fee waived and expenses reimbursed by administrator (Notes A & B)       (78,020)
Expenses reduced by custodian fee expense offset and commission recapture arrangements
  (Note B)                                                                                       (187)
=====================================================================================================
Total net expenses                                                                              8,992
=====================================================================================================
Net investment income (loss)                                                                   (3,575)
=====================================================================================================
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold                                        123,733
=====================================================================================================
Change in net unrealized appreciation (depreciation) in value of:
   Investment securities (Note A)                                                             303,355
-----------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                427,088
=====================================================================================================
Net increase (decrease) in net assets resulting from operations                             $ 423,513
=====================================================================================================


See Notes to Financial Statements      8

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Statement of Changes in Net Assets

                                                                                Focus Portfolio
                                                                      --------------------------------

                                                                                           Period from
                                                                                        August 8, 2002
                                                                                         (Commencement
                                                                        Year Ended   of Operations) to
                                                                      December 31,        December 31,
Neuberger Berman Advisers Management Trust                                    2003                2002
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                            $   (3,575)           $   (417)
======================================================================================================
Net realized gain (loss) on investments                                    123,733               4,694
------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments        303,355               5,857
======================================================================================================
Net increase (decrease) in net assets resulting from operations            423,513              10,134
======================================================================================================
Distributions to Shareholders From:
Net realized gain on investments                                            (7,067)                 --
======================================================================================================
From Fund Share Transactions:
Proceeds from shares sold                                                  745,221             226,291
======================================================================================================
Proceeds from reinvestment of dividends and distributions                    7,067                  --
------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                              (213,704)             (7,398)
======================================================================================================
Net increase (decrease) from Fund share transactions                       538,584             218,893
======================================================================================================
Net Increase (Decrease) in Net Assets                                      955,030             229,027
Net Assets:
Beginning of year                                                          229,027                  --
======================================================================================================
End of year                                                             $1,184,057            $229,027
======================================================================================================
Number of Fund Shares:
Sold                                                                        49,999              21,516
======================================================================================================
Issued on reinvestment of dividends and distributions                          345                   -
------------------------------------------------------------------------------------------------------
Redeemed                                                                   (14,274)               (687)
======================================================================================================
Net increase (decrease) in shares outstanding                               36,070              20,829
======================================================================================================


See Notes to Financial Statements      9

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Notes to Financial Statements Focus Portfolio

Note A--Summary of Significant Accounting Policies:

1 General: Focus Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which (except the Fund) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund had no operations until August 8, 2002, other than matters relating to its organization and registration of its shares as a Series of the Trust under the 1933 Act. The Fund currently offers only Class S shares. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series of the Trust belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investment securities, as a result of changes in exchange rates and are stated separately in the Statement of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital

Notes to Financial Statements Focus Portfolio cont'd

gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

6 Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occuring on the first day of the following year. For the year ended December 31, 2003, the Fund elected to defer $718 of net capital and currency losses arising between November 1, 2003 and December 31, 2003.

The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions paid during the periods ended December 31, 2003 and 2002 were as follows:

Distributions Paid From:
                               Ordinary Income             Total
                                2003       2002        2003       2002
                              $7,067       $  -      $7,067       $  -

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

  Undistributed   Undistributed       Unrealized            Loss
       Ordinary       Long-Term     Appreciation   Carryforwards
         Income            Gain   (Depreciation)   and Deferrals       Total
       $113,929          $6,615         $306,831           $(718)   $426,657

The difference between book basis and tax basis is attributable primarily to net operating losses, post October losses, and the tax deferral of losses on wash sales.

7 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 Expense allocation: Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

and closed-end investment companies for which Management serves as investment adviser, that are not directly attributed to a Series or the Trust, are allocated among the Funds and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9 Security Lending: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC. ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Neuberger guarantees a minimum revenue to the Fund under the Agreement, and receives a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee. At December 31, 2003, the Fund had not paid Neuberger any fees under the Agreement.

Prior to April 17, 2003, the Fund had a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund received cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invested the cash collateral in the investment vehicle. Income earned on the investment vehicle was paid to Morgan monthly. The Fund received a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions.

Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption Income from securities loaned-net.

10 Transactions with other funds managed by Neuberger Berman Management Inc.:
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same officers and Trustees as the Fund. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that the Fund invests in the Cash Fund, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund on those assets. For the year ended December 31, 2003, such waived fees amounted to $63. For the year ended December 31, 2003, income earned on this investment is reflected in the Statement of Operations under the caption Income from investments in affiliated issuers.

Notes to Financial Statements Focus Portfolio cont'd

Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Trustees of the Trust have adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken through December 31, 2006 to reimburse the Fund for its operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.25% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2003, such excess expenses amounted to $77,957. The Fund has agreed to repay Management through December 31, 2009 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2003, there was no reimbursement to Management under this agreement. At December 31, 2003, the Fund has a contingent liability to Management under this agreement of $115,392.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

On October 31, 2003, Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, became indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company (the "Transaction"). Upon completion of the Transaction, the Trust's management and sub-advisory agreements automatically terminated. To provide for continuity of management, the shareholders of the Fund voted on September 23, 2003, to approve new management and sub-advisory agreements, which took effect upon closing of the Transaction (see Report of Votes of Shareholders). At December 31, 2003, the Fund owned shares of Lehman. Income earned on these shares is reflected in the Statement of Operations under the caption Dividend income - non controlled affiliated issuers. The Trust intends that this position will be liquidated on or before April 30, 2004. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

On July 1, 2003, the Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction of $180.

The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $7.

Note C--Securities Transactions:

During the year ended December 31, 2003, there were purchase and sale transactions (excluding short-term securities) of $1,106,788 and $658,937, respectively.

During the year ended December 31, 2003, brokerage commissions on securities transactions amounted to $6,548, of which Neuberger received $3,045, Lehman received $773, and other brokers received $2,730.

Note D--Line of Credit:

At December 31, 2003, the Fund was a participant in a single committed, unsecured $150,000,000 ($200,000,000 prior to September 26, 2003) line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $150,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2003, nor had the Fund utilized this line of credit at any time prior to that date.

Financial Highlights Focus Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.++

                                                                                          Period from
                                                                     Year Ended        August 8, 2002^
                                                                   December 31,       to December 31,
                                                                   ------------       ---------------
                                                                           2003             2002
  Net Asset Value, Beginning of Period                                  $ 11.00          $ 10.00
                                                                        -------          -------
  Income From Investment Operations
  Net Investment Income (Loss)                                             (.09)            (.03)
  Net Gains or Losses on Securities (both realized and unrealized)        10.03             1.03
                                                                        -------          -------
  Total From Investment Operations                                         9.94             1.00
                                                                        -------          -------
  Less Distributions
  From Net Capital Gains                                                   (.13)              --
                                                                        -------          -------
  Net Asset Value, End of Period                                        $ 20.81          $ 11.00
                                                                        -------          -------
  Total Return++                                                         +90.42%          +10.00%**
  Ratios/Supplemental Data
  Net Assets, End of Period (in millions)                               $   1.2          $  0.2
  Ratio of Gross Expenses to Average Net Assets#                           1.32%            1.25%*
  Ratio of Net Expenses to Average Net Assets[sec]                         1.29%            1.25%*
  Ratio of Net Investment Income (Loss) to Average Net Assets              (.51)%           (.69)%*
  Portfolio Turnover Rate                                                   101%              63%


See Notes to Financial Highlights      15

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Notes to Financial Highlights Focus Portfolio

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset and commission recapture arrangements.

[sec] After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratio of net expenses to average daily net assets would have been:

       Period from
 August 8, 2002 to
 December 31, 2002
            63.28%

After reimbursement of expenses by Management and waiver of a portion of the investment management fee. Had Management not undertaken such action the annualized ratio of net expenses to average daily net assets would have been:

        Year Ended
 December 31, 2003
            12.48%

^    The date investment operations commenced.

++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

*    Annualized.

**   Not annualized.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Focus Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focus Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year ended December 31, 2003 and the period from August 8, 2002 (commencement of operations) to December 31, 2002. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Focus Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended December 31, 2003 and the period from August 8, 2002 (commencement of operations) to December 31, 2002, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP


Boston, Massachusetts
February 6, 2004

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Trustees and Officers (Unaudited)

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

                                                                                  Number of
                                                                                Portfolios in
                               Position and                                     Fund Complex
    Independent Trustees      Length of Time                                     Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)        Principal Occupation(s) (3)      Trustee              Complex by Trustee
John Cannon (73)             Trustee since    Consultant. Formerly, Chairman         37       Independent Trustee or Director of
                             2000             and Chief Investment Officer,                   three series of Oppenheimer Funds:
                                              CDC Capital Management                          Limited Term New York Municipal
                                              (registered investment adviser),                Fund, Rochester Fund Municipals,
                                              1993-January 1999; prior thereto,               and Oppenheimer Convertible
                                              President and Chief Executive                   Securities Fund since 1992.
                                              Officer, AMA Investment
                                              Advisors, an affiliate of the
                                              American Medical Association.

Faith Colish (68)            Trustee since    Counsel, Carter Ledyard &              37       Director, American Bar Retirement
                             1984             Milburn LLP (law firm) since                    Association (ABRA) since 1997
                                              October 2002; Formerly,                         (not-for-profit membership
                                              Attorney-at-Law and President,                  association).
                                              Faith Colish, A Professional
                                              Corporation, 1980 to 2002.

Walter G. Ehlers (70)        Trustee since    Consultant; Retired President          37       None.
                             1989             and Trustee, Teachers Insurance
                                              & Annuity (TIAA) and College
                                              Retirement Equities Fund
                                              (CREF).

C. Anne Harvey (66)          Trustee since    Consultant, C. A. Harvey               37       Formerly, Member, Individual
                             1998             Associates, since June 2001;                    Investors Advisory Committee to the
                                              Formerly, Director, AARP, 1978                  New York Stock Exchange Board of
                                              to December 2001.                               Directors, 1998 to June 2002;
                                                                                              President, Board of Associates to
                                                                                              The National Rehabilitation
                                                                                              Hospital's Board of Directors, 2002;
                                                                                              Member, American Savings
                                                                                              Education Council's Policy Board
                                                                                              (ASEC), 1998-2000; Member,
                                                                                              Executive Committee, Crime
                                                                                              Prevention Coalition of America,
                                                                                              1997-2000.

Trustees and Officers (Unaudited) cont'd

                                                                                  Number of
                                                                                Portfolios in
                               Position and                                     Fund Complex
    Independent Trustees      Length of Time                                     Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)         Principal Occupation(s) (3)     Trustee               Complex by Trustee
Barry Hirsch (70)            Trustee since    Attorney-at-Law. Senior                37       None.
                             2000             Counsel, Loews Corporation
                                              (diversified financial corporation)
                                              May 2002 until April 2003; prior
                                              thereto, Senior Vice President,
                                              Secretary and General Counsel,
                                              Loews Corporation.

Robert A. Kavesh (76)        Trustee since    Marcus Nadler Professor of             37       Director, DEL Laboratories, Inc.
                             2000             Finance and Economics                           (cosmetics and pharmaceuticals)
                                              Emeritus, New York University,                  since 1978; The Caring Community
                                              Stern School of Business.                       (not-for-profit).

Howard A. Mileaf (67)        Trustee since    Retired. Formerly, Vice                37       Director, WHX Corporation
                             1999             President and Special Counsel,                  (holding company) since August
                                              WHX Corporation (holding                        2002; Director, WebFinancial
                                              company), 1993-2001.                            Corporation (holding company)
                                                                                              since December 2002; Director, State
                                                                                              Theatre of New Jersey (not-for-
                                                                                              profit theater), since 2000; Formerly,
                                                                                              Director, Kevlin Corporation
                                                                                              (manufacturer of microwave and
                                                                                              other products).

John P. Rosenthal (71)       Trustee since    Senior Vice President, Burnham         37       Director, 92nd Street Y (non-profit),
                             2000             Securities Inc. (a registered                   since 1967; Formerly, Director,
                                              broker-dealer) since 1991.                      Cancer Treatment Holdings, Inc.

William E. Rulon (71)        Trustee since    Retired. Senior Vice President,        37       Director, Pro-Kids Golf and
                             2000             Foodmaker, Inc. (operator and                   Learning Academy (teach golf and
                                              franchiser of restaurants) until                computer usage to "at risk" children),
                                              January 1997.                                   since 1998; Director, Prandium, Inc.
                                                                                              (restaurants) from March 2001 until
                                                                                              July 2002.

Cornelius T. Ryan (72)       Trustee since    Founding General Partner,              37       Director, Capital Cash Management
                             2000             Oxford Partners and Oxford                      Trust (money market fund),
                                              Bioscience Partners (venture                    Narragansett Insured Tax-Free
                                              capital partnerships) and                       Income Fund, Rocky Mountain
                                              President, Oxford Venture                       Equity Fund, Prime Cash Fund,
                                              Corporation.                                    several private companies and
                                                                                              QuadraMed Corporation
                                                                                              (NASDAQ).

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

                                                                                  Number of
                                                                                Portfolios in
                               Position and                                     Fund Complex
    Independent Trustees      Length of Time                                     Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)       Trustee              Complex by Trustee
Tom Decker Seip (53)         Trustee since    General Partner, Seip                  37       Director, H&R Block, Inc. (financial
                             2000             Investments LP (a private                       services company) since May 2001;
                                              investment partnership);                        Formerly, Director, General Magic
                                              President and CEO, Westaff,                     (voice recognition software), 2001-
                                              Inc. (temporary staffing), May                  2002; Director, Forward
                                              2001 to January 2002; Senior                    Management, Inc. (asset
                                              Executive at the Charles                        management) since 2001; Formerly,
                                              Schwab Corporation from 1983                    Director, E-Finance Corporation
                                              to 1999, including Chief                        (credit decisioning services), 1999-
                                              Executive Officer, Charles                      2003; Director, Save-Daily.com
                                              Schwab Investment                               (micro investing services), 1999-
                                              Management, Inc. and Trustee,                   2003; Director, Offroad Capital Inc.
                                              Schwab Family of Funds and                      (pre-public internet commerce
                                              Schwab Investments from 1997                    company).
                                              to 1998 and Executive Vice
                                              President-Retail Brokerage,
                                              Charles Schwab Investment
                                              Management from 1994 to
                                              1997.

Candace L. Straight (56)     Trustee since    Private investor and consultant        37       Director, Providence Washington
                             1999             specializing in the insurance                   (property and casualty insurance
                                              industry; Formerly, Advisory                    company), since December 1998;
                                              Director, Securitas Capital LLC                 Director, Summit Global Partners
                                              (a global private equity                        (insurance brokerage firm) since
                                              investment firm dedicated to                    October 2000.
                                              making investments in the
                                              insurance sector), 1998 until
                                              December 2002.

Peter P. Trapp (59)          Trustee since    Regional Manager for Atlanta           37       None.
                             1984             Region, Ford Motor Credit
                                              Company since August 1997;
                                              prior thereto, President, Ford
                                              Life Insurance Company, April
                                              1995 until August 1997.

Trustees and Officers (Unaudited) cont'd

                                                                                  Number of
                                                                                Portfolios in
      Trustees who are         Position and                                     Fund Complex
    "Interested Persons"      Length of Time                                     Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)       Trustee              Complex by Trustee
Edward I. O'Brien* (75)      Trustee since    Formerly, Member, Investment           37       Director, Legg Mason, Inc. (financial
                             2000             Policy Committee, Edward                        services holding company), since
                                              Jones, 1993-2001; President,                    1993; Director, Boston Financial
                                              Securities Industry Association                 Group (real estate and tax shelters)
                                              ("SIA") (securities industry's                  1993-1999.
                                              representative in government
                                              relations and regulatory matters
                                              at the federal and state levels)
                                              1974-1992; Adviser to SIA,
                                              November 1992-November
                                              1993.

Jack L. Rivkin* (63)         President and    Executive Vice President,              37       Director, Dale Carnegie and
                             Trustee since    Neuberger Berman Inc.                           Associates, Inc. (private company)
                             December         (holding company) since 2002;                   since 1998; Director, Emagin Corp.
                             2002             Executive Vice President and                    (public company) since 1997;
                                              Chief Investment Officer,                       Director, Solbright, Inc. (private
                                              Neuberger Berman since 2002                     company) since 1998; Director,
                                              and 2003, respectively; Head of                 Infogate, Inc. (private company)
                                              Research and Research Sales                     since 1997.
                                              and Trading Departments of
                                              Neuberger Berman since 2002;
                                              Director and Chairman, NB
                                              Management since December
                                              2002; Formerly, Executive Vice
                                              President, Citigroup
                                              Investments, Inc. from
                                              September 1995 to February
                                              2002; Executive Vice President,
                                              Citigroup Inc. from September
                                              1995 to February 2002.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

                                                                                  Number of
                                                                                Portfolios in
      Trustees who are         Position and                                     Fund Complex
    "Interested Persons"      Length of Time                                     Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)       Trustee              Complex by Trustee
Peter E. Sundman* (44)       Chairman of      Executive Vice President,              37       Executive Vice President, Neuberger
                             the Board,       Neuberger Berman since 1999;                    Berman Inc. (holding company)
                             Chief            Formerly, Principal, Neuberger                  since 1999 and Formerly, Director
                             Executive        Berman from 1997 until 1999;                    from October 1999 through March
                             Officer and      Senior Vice President, NB                       2003; President and Director, NB
                             Trustee since    Management from 1996 until                      Management since 1999; Head of
                             2000;            1999.                                           Neuberger Berman Inc.'s Mutual
                             President and                                                    Funds and Institutional Business
                             Chief                                                            since 1999; Director and Vice
                             Executive                                                        President, Neuberger & Berman
                             Officer from                                                     Agency, Inc. since 2000; Trustee,
                             1998 to 2000                                                     Frost Valley YMCA.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
     (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Trustees and Officers (Unaudited) cont'd

Information about the Officers of the Trust

                                       Position and
 Name, Age, and Address (1)      Length of Time Served (2)                    Principal Occupation(s) (3)
 Claudia A. Brandon (47)     Secretary since 1985             Vice President, Neuberger Berman since 2002 and
                                                              employee since 1999; Vice President-Mutual Fund Board
                                                              Relations, NB Management since 2000; Vice President,
                                                              NB Management from 1986 to 1999; Secretary,
                                                              ten registered investment companies for which
                                                              NB Management acts as investment manager and
                                                              administrator (four since 2002 and three since 2003).

 Robert Conti (47)           Vice President since 2000        Senior Vice President, Neuberger Berman since 2003;
                                                              Vice President, Neuberger Berman from 1999 until 2003;
                                                              Senior Vice President, NB Management since 2000;
                                                              Controller, NB Management until 1996; Treasurer,
                                                              NB Management from 1996 until 1999; Vice President,
                                                              ten registered investment companies for which NB
                                                              Management acts as investment manager and
                                                              administrator (three since 2000, four since 2002 and
                                                              three since 2003).

 Brian P. Gaffney (50)       Vice President since 2000        Managing Director, Neuberger Berman since 1999;
                                                              Senior Vice President, NB Management since 2000;
                                                              Vice President, NB Management from 1997 until 1999;
                                                              Vice President, ten registered investment companies for
                                                              which NB Management acts as investment manager and
                                                              administrator (three since 2000, four since 2002 and three since 2003).

 Sheila R. James (38)        Assistant Secretary since 2002   Employee, Neuberger Berman since 1999; Employee,
                                                              NB Management from 1991 to 1999; Assistant Secretary,
                                                              ten registered investment companies for which NB
                                                              Management acts as investment manager and
                                                              administrator (seven since 2002 and three since 2003).

 Kevin Lyons (48)            Assistant Secretary since        Employee, Neuberger Berman since 1999; Employee,
                             March 2003                       NB Management from 1993 to 1999; Assistant Secretary,
                                                              ten registered investment companies for which NB
                                                              Management acts as investment manager and
                                                              administrator (since 2003).

 John M. McGovern (33)       Assistant Treasurer since 2002   Employee, NB Management since 1993; Assistant
                                                              Treasurer, ten registered investment companies for which
                                                              NB Management acts as investment manager and
                                                              administrator (seven since 2002 and three since 2003).

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

                                         Position and
 Name, Age, and Address (1)        Length of Time Served (2)                      Principal Occupation(s) (3)
 Barbara Muinos (45)         Treasurer and Principal Financial    Vice President, Neuberger Berman since 1999; Assistant
                             and Accounting Officer since 2002;   Vice President, NB Management from 1993 to 1999;
                             prior thereto, Assistant Treasurer   Treasurer and Principal Financial and Accounting
                             since 1996                           Officer, ten registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator (seven since 2002 and three since 2003);
                                                                  Assistant Treasurer of three registered investment
                                                                  companies for which NB Management acts as investment
                                                                  manager and administrator from 1996 until 2002.

 Frederic B. Soule (57)      Vice President since 2000            Senior Vice President, Neuberger Berman since 2003;
                                                                  Vice President; Neuberger Berman from 1999 until 2003;
                                                                  Vice President, NB Management from 1995 until 1999;
                                                                  Vice President, ten registered investment companies for
                                                                  which NB Management acts as investment manager and
                                                                  administrator (three since 2000, four since 2002 and three since 2003).

 Trani Jo Wyman (34)         Assistant Treasurer since 2002       Employee, NB Management since 1991; Assistant
                                                                  Treasurer, ten registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator (seven since 2002 and three since 2003).

-------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Report of Votes of Shareholders (Unaudited)

A special meeting of shareholders of Neuberger Berman Advisers Management Trust Focus Portfolio (the "Fund") was held on September 23, 2003. Upon completion of the acquisition of Neuberger Berman Inc. by Lehman Brothers Holdings Inc. (the "Transaction"), the management agreement between the Trust, on behalf of the Fund, and Neuberger Berman Management Inc. ("NB Management"), and the sub-advisory agreement with respect to the Trust and each Fund, between NB Management and Neuberger Berman, LLC automatically terminated. To provide for continuity of management, the shareholders of the Fund voted on the following matters, which became effective upon completion of the Transaction on October 31, 2003:

Proposal 1-To Approve a New Management Agreement between the Trust, on behalf of the Fund, and NB Management

  Votes For   Votes Against     Abstentions*
 42,021.272     4,109.046            0

Proposal 2-To Approve a New Sub-Advisory Agreement with respect to the Trust and each Fund, between NB Management and Neuberger Berman, LLC

  Votes For   Votes Against     Abstentions*
 42,021.272     4,109.046            0

* Abstentions were counted as shares that were present and entitled to vote for purposes of determining a quorum and had a negative effect on the proposals.


                                       25
______________________________________________________________________________

Annual Report
December 31, 2003

[LOGO]

Neuberger Berman
Advisers
Management
Trust

Growth
Portfolio(R)

B1015 02/04

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Growth Portfolio Managers' Commentary

The AMT Growth Portfolio posted a strongly positive return in 2003, although in a surging market it underperformed its benchmark, the Russell Midcap Growth Index.(2)

2003 was a robust year for stocks, which ended their extended bear market. All major equity indices registered gains, with growth and value styles at a roughly equal pace, while small capitalization and technology stocks generated the greatest returns. In general, the stocks of cyclical and less quality firms performed much better than those of larger, higher quality, stable companies.

Early in the year, many investors feared that growth was fragile as business spending remained tepid and employment was weak. However, the Federal Reserve held rates low, which in turn helped unleash consumer spending by way of extensive mortgage refinancings. In addition, fiscal stimulus, including tax cuts and spending hikes, provided strength to consumers. Finally, the end to major conflict in Iraq provided the psychological lift, boosting equity prices. Corporate earnings jumped in the third and fourth quarters as economic growth picked up.

For the Portfolio, the largest contributors to performance for the year were security selections within Industrials, Telecommunications and Energy. In the Industrials sector, our emphasis on education stocks was additive to returns, while our Energy holdings--despite the sector's relative weakness--benefited from their ability to increase reserves or production within oil and gas. In terms of sector allocation, our overweight in Information Technology (IT), one of the best performing sectors, helped returns, as did our underweight in the anemic Consumer Staples sector.

On the down side, our stock selection within IT hurt relative performance. Our holdings, which were defensively oriented at the start of the second quarter, fell behind as the indices rose sharply in April and May. For example, we held technology stocks that would have performed well if tech spending did not improve significantly. But as fundamentals improved, these defensive, less cyclical, lower octane names underperformed the more cyclical, higher beta names in the sector. In May, we repositioned the Portfolio strategically to take advantage of this market shift.

--------------------------------------------------------------------------------
Average Annual Total Return(1)

                 Growth Portfolio    Russell Midcap(R) Growth(2)     S&P 500(2)
1 Year                     31.40%                         42.71%         28.67%
5 Year                     (3.50%)                         2.01%         (0.57%)
10 Year                     5.47%                          9.40%         11.06%
Life of Fund                9.23%                            N/A         13.29%
--------------------------------------------------------------------------------
Inception Date            9/10/1984

Comparison of a $10,000 Investment

[PLOT POINTS FOR MOUNTAIN CHART]

               Growth Portfolio       Russell Midcap(R) Growth          S&P 500
--------------------------------------------------------------------------------
12/31/1993          $10,000                   $10,000                   $10,000
12/31/1994          $ 9,501                   $ 9,784                   $10,132
12/31/1995          $12,516                   $13,108                   $13,934
12/31/1996          $13,660                   $15,399                   $17,131
12/31/1997          $17,622                   $18,870                   $22,845
12/31/1998          $20,358                   $22,241                   $29,373
12/31/1999          $30,617                   $33,648                   $35,553
12/31/2000          $27,048                   $29,695                   $32,317
12/31/2001          $18,837                   $23,711                   $28,479
12/31/2002          $12,967                   $17,213                   $22,187
12/31/2003          $17,038                   $24,565                   $28,548

                                                  Value as of 12/31/03
        Growth Portfolio                                $17,038
        Russell Midcap(R) Growth                        $24,565
        S&P 500                                         $28,548

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The results are compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

Looking forward, we remain bullish in the short run. We believe the markets are likely to overshoot on the upside, as they typically do, but face greater uncertainty in the latter half of 2004. The Federal Reserve Board should remain accommodative through 2004, given the limited window of opportunity to change policy prior to the presidential election. The story may unfold as follows:
Employment grows slowly, productivity stays high and inflation remains low; margins expand; the Fed stays on hold through next year, interest rates are stable and even decline, the dollar gradually descends, and GDP expands at a 5% plus rate; as a result, earnings grow more than current expectations and price/earnings multiples expand as investors risk more capital from their money market holdings.

This paints a favorable economic picture for stocks to continue on their upward trend. During the coming year, we believe that market leadership will continue in technology, industrials, materials and financials.

Sincerely,

                               /s/ Jon D. Brorson

                                 JON D. BRORSON
                              PORTFOLIO MANAGER AND
                               GROWTH EQUITY GROUP
                                   TEAM LEADER


                              /s/ Kenneth J. Turek

                                KENNETH J. TUREK
                                PORTFOLIO MANAGER

1. 31.40%, (3.50%) and 5.47% were the average annual total returns for the 1-, 5- and 10-year periods ended December 31, 2003. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. The performance information does not reflect fees and expenses of the insurance companies.

2. The Russell Midcap[RegTM] Growth Index measures the performance of those Russell Midcap[RegTM] Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000[RegTM] Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

(C) 2004 Neuberger Berman Management Inc., distributor. All rights reserved.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Schedule of Investments Growth Portfolio

Number of Shares                            Market Value+
Common Stocks (99.9%)
Biotechnology (4.7%)
 39,500        Celgene Corp.                  $ 1,778,290*
 50,500        Chiron Corp.                     2,877,995*
 51,500        Genzyme Corp.                    2,541,010*
 51,000        Gilead Sciences                  2,965,140*
                                              -----------
                                               10,162,435

Building, Construction & Furnishing (0.5%)
 10,500        Centex Corp.                     1,130,325

Business Services (4.4%)
112,000        Alliance Data Systems            3,100,160*
 45,000        Corporate Executive Board        2,100,150*
 64,800        Education Management             2,011,392*
 45,700        Stericycle, Inc.                 2,134,190*
                                              -----------
                                                9,345,892

Business Services-IT Business Services (0.5%)
 21,000        Affiliated Computer
                 Services                       1,143,660*

Communications Equipment (2.3%)
143,000        Juniper Networks                 2,671,240*\P
 61,500        UTStarcom, Inc.                  2,279,805*
                                              -----------
                                                4,951,045

Diversified (0.8%)
 28,500        iShares Russell 2000
                 Growth Index Fund              1,688,910\P

Electrical Equipment (0.7%)
 44,000        Broadcom Corp.                   1,499,960*

Electrical & Electronics (2.9%)
 40,000        Jabil Circuit                    1,132,000*
 85,000        Molex Inc.                       2,965,650\P
 46,500        Silicon Laboratories             2,009,730*\P
                                              -----------
                                                6,107,380

Energy (3.1%)
 19,500        Kinder Morgan                    1,152,450
 35,500        Murphy Oil                       2,318,505
108,733        XTO Energy                       3,077,144
                                              -----------
                                                6,548,099

Financial Services (6.5%)
 57,000        Capital One Financial            3,493,530
 54,000        Franklin Resources               2,811,240
 86,500        Investors Financial
                 Services                       3,322,465\P
 37,300        Moody's Corp.                    2,258,515
 56,200        New York Community
                 Bancorp                        2,138,410
                                              -----------
                                               14,024,160

Health Care (8.8%)
 28,500        Allergan, Inc.                   2,189,085
 27,500        C. R. Bard                       2,234,375
126,000        Caremark Rx                      3,191,580*\P
 47,500        Henry Schein                     3,210,050*


Number of Shares                            Market Value+
 27,000        Invitrogen Corp.               $ 1,890,000*
 61,800        NPS Pharmaceuticals              1,899,732*\P
 45,900        Teva Pharmaceutical
                 Industries ADR                 2,602,989
 34,500        Watson Pharmaceuticals           1,587,000*
                                              -----------
                                               18,804,811

Industrial (12.7%)
 42,100        Danaher Corp.                    3,862,675
 30,000        Donaldson Co.                    1,774,800
 10,500        Eaton Corp.                      1,133,790
 72,000        Fastenal Co.                     3,595,680\P
 59,500        Gentex Corp.                     2,627,520
 44,000        Harman International
                 Industries                     3,255,120
121,000        J.B. Hunt Transport
                 Services                       3,268,210*
 22,500        Parker-Hannifin                  1,338,750
 46,000        SPX Corp.                        2,705,260*
 77,500        Swift Transportation             1,629,050*
108,000        United Rentals                   2,080,080*
                                              -----------
                                               27,270,935
Insurance (0.4%)
 25,300        China Life Insurance ADR           835,912*\P

Leisure (3.8%)
 81,500        International Game
                 Technology                     2,909,550
 63,000        Mandalay Resort Group            2,817,360\P
 72,000        Royal Caribbean Cruises          2,504,880\P
                                              -----------
                                                8,231,790

Media (3.4%)
 35,000        E.W. Scripps                     3,294,900
 25,000        Getty Images                     1,253,250*
 67,500        Univision Communications         2,679,075*
                                              -----------
                                                7,227,225

Medical Equipment (5.2%)
 30,750        INAMED Corp.                     1,477,845*
 60,500        Varian Medical Systems           4,180,550*
115,500        VISX, Inc.                       2,673,825*
 41,500        Zimmer Holdings                  2,921,600*
                                              -----------
                                               11,253,820

Metals (0.6%)
 29,400        Freeport-McMoRan Copper
                 & Gold                         1,238,622

Packing & Containers (1.8%)
 55,000        Packaging Corp. of America       1,202,300
111,000        Pactiv Corp.                     2,652,900*
                                              -----------
                                                3,855,200

Retail (14.4%)
 31,000        Amazon.com                       1,631,840*\P
 46,500        CarMax, Inc.                     1,438,245*
121,000        Coach, Inc.                      4,567,750*
 74,000        Michaels Stores                  3,270,800
 64,500        Nordstrom, Inc.                  2,212,350

See Notes to Schedule of Investments   4

Schedule of Investments Growth Portfolio cont'd

Number of Shares                             Market Value+
 63,500         PETsMART, Inc.               $   1,511,300
123,800         Ross Stores                      3,272,034
 87,000         Staples, Inc.                    2,375,100*
 66,000         Tiffany & Co.                    2,983,200\P
 60,000         Tuesday Morning                  1,815,000*
 36,500         Whole Foods Market               2,450,245
 98,500         Williams-Sonoma                  3,424,845*
                                             -------------
                                                30,952,709

Semiconductors (8.4%)
117,000         ASML Holding ADR                 2,345,850*\P
 85,000         Fairchild Semiconductor
                  International                  2,122,450*
 92,500         Intersil Corp.                   2,298,625
 39,000         KLA-Tencor                       2,288,130*\P
 47,000         Lam Research                     1,518,100*
114,000         Microchip Technology             3,803,040
 38,200         National Semiconductor           1,505,462*
 43,000         QLogic Corp.                     2,218,800*
                                             -------------
                                                18,100,457

Software (6.7%)
 33,300         Cognos, Inc.                     1,019,646*\P
 25,100         Electronic Arts                  1,199,278*
 74,500         Mercury Interactive              3,623,680*
100,500         PeopleSoft, Inc.                 2,291,400*
102,000         Symantec Corp.                   3,534,300*\P
 74,700         VERITAS Software                 2,775,852*
                                             -------------
                                                14,444,156

Number of Shares                             Market Value+
Technology (5.5%)
 42,000         Agilent Technologies         $   1,228,080*
153,000         Corning Inc.                     1,595,790*
 38,000         SanDisk Corp.                    2,323,320*\P
 67,500         Unisys Corp.                     1,002,375*
 85,500         Zebra Technologies               5,674,635*
                                             -------------
                                                11,824,200

Telecommunications (1.8%)
292,500         Nextel Partners                  3,934,125*\P

Total Common Stocks
(Cost $169,907,521)
                                               214,575,828
                                             -------------

Principal Amount

Short-Term Investments (16.6%)
$35,030,500     N&B Securities Lending
                  Quality Fund, LLC             35,030,500++
    640,497     Neuberger Berman
                  Institutional Cash Fund
                  Trust Class                      640,497@
                                             -------------
Total Short-Term Investments
(Cost $35,670,997)
                                                35,670,997#
                                             -------------
Total Investments (116.5%)
(Cost $205,578,518)
                                               250,246,825##
Liabilities, less cash, receivables and other
assets [(16.5%)]                               (35,377,390)
                                             -------------
Total Net Assets (100.0%)                    $ 214,869,435
                                             -------------

See Notes to Schedule of Investments   5

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Notes to Schedule of Investments Growth Portfolio

+ Investment securities of the Fund are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

## At December 31, 2003, the cost of investments for U.S. Federal income tax purposes was $205,951,119. Gross unrealized appreciation of investments was $45,609,022 and gross unrealized depreciation of investments was $1,313,316, resulting in net unrealized appreciation of $44,295,706, based on cost for U.S. Federal income tax purposes.

*  Non-income producing security.

\P All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

@ Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).

++ Affiliated issuer (see Note A of Notes to Financial Statements).

See Notes to Financial Statements      6

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Statement of Assets and Liabilities

                                                                                            Growth
Neuberger Berman Advisers Management Trust                                               Portfolio

Assets
  Investments in securities, at market value*+ (Note A)-see Schedule of Investments:
==================================================================================================
  Unaffiliated issuers                                                              $  214,575,828
--------------------------------------------------------------------------------------------------
  Non-controlled affiliated issuers                                                     35,670,997
--------------------------------------------------------------------------------------------------
                                                                                       250,246,825
--------------------------------------------------------------------------------------------------
  Dividends and interest receivable                                                         37,299
==================================================================================================
  Receivable for securities sold                                                           105,005
--------------------------------------------------------------------------------------------------
  Receivable for Fund shares sold                                                            2,664
==================================================================================================
  Prepaid expenses and other assets                                                         21,373
--------------------------------------------------------------------------------------------------
Total Assets                                                                           250,413,166
--------------------------------------------------------------------------------------------------
Liabilities
  Payable for collateral on securities loaned (Note A)                                  35,030,500
==================================================================================================
  Payable for securities purchased                                                         140,606
--------------------------------------------------------------------------------------------------
  Payable for Fund shares redeemed                                                         118,238
==================================================================================================
  Payable to investment manager (Note B)                                                    96,171
--------------------------------------------------------------------------------------------------
  Payable to administrator (Note B)                                                         52,535
==================================================================================================
  Accrued expenses and other payables                                                      105,681
--------------------------------------------------------------------------------------------------
Total Liabilities                                                                       35,543,731
--------------------------------------------------------------------------------------------------
Net Assets at value                                                                 $  214,869,435
--------------------------------------------------------------------------------------------------
Net Assets consist of:
  Paid-in capital                                                                   $  469,578,467
==================================================================================================
  Accumulated net realized gains (losses) on investments                              (299,377,339)
--------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) in value of investments                    44,668,307
--------------------------------------------------------------------------------------------------
Net Assets at value                                                                 $  214,869,435
--------------------------------------------------------------------------------------------------
Shares Outstanding ($.001 par value; unlimited shares authorized)                       20,618,711
==================================================================================================
Net Asset Value, offering and redemption price per share                            $        10.42
--------------------------------------------------------------------------------------------------
+Securities of unaffiliated issuers on loan, at market value                        $   33,821,282
--------------------------------------------------------------------------------------------------
*Cost of investments:
  Unaffiliated issuers                                                              $  169,907,521
  ------------------------------------------------------------------------------------------------
  Non-controlled affiliated issuers                                                     35,670,997
--------------------------------------------------------------------------------------------------
Total cost of investments                                                           $  205,578,518
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements      7

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2003

Statement of Operations

                                                                                                         Growth
Neuberger Berman Advisers Management Trust                                                            Portfolio
Investment Income
Income:
Dividend income                                                                                    $    456,921
===============================================================================================================
Income from securities loaned-net (Note A)                                                              194,445
---------------------------------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Note A)                                                   33,059
===============================================================================================================
Foreign taxes withheld (Note A)                                                                          (5,415)
---------------------------------------------------------------------------------------------------------------
Total income                                                                                            679,010
---------------------------------------------------------------------------------------------------------------
Expenses:
Investment management fee (Notes A & B)                                                               1,078,805
===============================================================================================================
Administration fee (Note B)                                                                             588,439
---------------------------------------------------------------------------------------------------------------
Audit fees                                                                                               25,475
===============================================================================================================
Custodian fees (Note B)                                                                                 101,128
---------------------------------------------------------------------------------------------------------------
Insurance expense                                                                                         2,047
===============================================================================================================
Legal fees                                                                                               22,076
---------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                              28,777
---------------------------------------------------------------------------------------------------------------
Total expenses                                                                                        1,846,747
Investment management fee waived (Note A)                                                                (3,363)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)         (20,767)
---------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                    1,822,617
---------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                         (1,143,607)
---------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold                                               19,742,814
===============================================================================================================
Change in net unrealized appreciation (depreciation) in value of:
   Investment securities (Note A)                                                                    33,843,552
   ------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                       53,586,366
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                    $ 52,442,759
---------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements      8

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Statement of Changes in Net Assets

                                                                              Growth Portfolio
                                                                     ----------------------------------
Neuberger Berman Advisers Management Trust                                   Year Ended December 31,
                                                                             2003                2002
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                         $ (1,143,607)     $  (1,647,631)
=======================================================================================================
Net realized gain (loss) on investments                                19,742,814        (80,233,852)
-------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments    33,843,552        (17,399,240)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations        52,442,759        (99,280,723)
-------------------------------------------------------------------------------------------------------
From Fund Share Transactions:
Proceeds from shares sold                                              54,281,902         51,338,030
=======================================================================================================
Payments for shares redeemed                                          (77,700,782)      (122,421,435)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                  (23,418,880)       (71,083,405)
-------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                  29,023,879       (170,364,128)
Net Assets:
Beginning of year                                                     185,845,556        356,209,684
-------------------------------------------------------------------------------------------------------
End of year                                                          $214,869,435      $ 185,845,556
-------------------------------------------------------------------------------------------------------
Number of Fund Shares:
Sold                                                                    5,950,038          5,453,318
=======================================================================================================
Redeemed                                                               (8,765,385)       (12,934,581)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                          (2,815,347)        (7,481,263)
-------------------------------------------------------------------------------------------------------

See Notes to Financial Statements      9

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Notes to Financial Statements Growth Portfolio

    Note A--Summary of Significant Accounting Policies:

1 General: Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

    The assets of each Series of the Trust belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and are stated separately in the Statement of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investment securities sold are proceeds from the settlement of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2003 was $307.

5 Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal

Notes to Financial Statements Growth Portfolio cont'd

    Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

6 Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($228,884,941 and $70,119,797 expiring in 2009 and 2010, respectively, determined as of December 31, 2003), it is the policy of the Fund not to distribute such gains.

    The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

    As of December 31, 2003, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                                Unrealized               Loss
                              Appreciation      Carryforwards
                            (Depreciation)      and Deferrals            Total
                               $44,295,706      $(299,004,738)   $(254,709,032)

    The difference between book basis and tax basis is attributable primarily to net operating losses and the tax deferral of losses on wash sales.

7 Expense allocation: Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment adviser, that are not directly attributed to a Series or the Trust, are allocated among the Funds and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

8 Security lending: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

    creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Neuberger guarantees a minimum revenue to the Fund under the Agreement, and receives a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee. At December 31, 2003, the Fund had not paid Neuberger any fees under the Agreement.

    Prior to April 17, 2003, the Fund had a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund received cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invested the cash collateral in the investment vehicle. Income earned on the investment vehicle was paid to Morgan monthly. The Fund received a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions.

    Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption Income from securities loaned-net.

9 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

10  Transactions with other funds managed by Neuberger Berman Management Inc.:
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same officers and Trustees as the Fund. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that the Fund invests in the Cash Fund, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund on those assets. For the year ended December 31, 2003, such waived fees amounted to $3,363. For the year ended December 31, 2003, income earned on this investment is reflected in the Statement of Operations under the caption Income from investments in affiliated issuers.

    Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

    Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

    The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

Notes to Financial Statements Growth Portfolio cont'd

    The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

    The Trustees of the Trust adopted a non-fee distribution plan for the Fund.

    Management has contractually undertaken through December 31, 2006 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2003, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2009 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2003, there was no reimbursement to Management under this agreement. At December 31, 2003, the Fund has no contingent liability to Management under this agreement.

    On October 31, 2003, Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, became indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company (the "Transaction"). Upon completion of the Transaction, the Trust's management and sub-advisory agreements automatically terminated. To provide for continuity of management, the shareholders of the Fund voted on September 23, 2003, to approve new management and sub-advisory agreements, which took effect upon closing of the Transaction (see Report of Votes of Shareholders). Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

    On July 1, 2003, the Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction of $20,756.

    The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $11.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

    Note C--Securities Transactions:

    During the year ended December 31, 2003, there were purchase and sale transactions (excluding short-term securities) of $287,105,882 and $302,420,261, respectively.

    During the year ended December 31, 2003, brokerage commissions on securities transactions amounted to $742,369, of which Neuberger received $200,686, Lehman received $47,630, and other brokers received $494,053.

    Note D--Line of Credit:

    At December 31, 2003, the Fund was a participant in a single committed, unsecured $150,000,000 ($200,000,000 prior to September 26, 2003) line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $150,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2003.

Financial Highlights Growth Portfolio+

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.++

                                                                      Year Ended December 31,
                                                 -------------------------------------------------------------
                                                    2003           2002         2001         2000         1999
Net Asset Value, Beginning of Year               $  7.93        $ 11.52      $ 30.65      $ 37.27      $ 26.29
                                                 -------        -------      -------      -------      -------
Income From Investment Operations
Net Investment Income (Loss)                        (.05)          (.06)        (.07)        (.17)        (.12)
Net Gains or Losses on Securities
 (both realized and unrealized)                     2.54          (3.53)       (7.41)       (3.16)       12.51
                                                 -------        -------      -------      -------      -------
Total From Investment Operations                    2.49          (3.59)       (7.48)       (3.33)       12.39
                                                 -------        -------      -------      -------      -------
Less Distributions
From Net Capital Gains                                --             --       (11.65)       (3.29)       (1.41)
                                                 -------        -------      -------      -------      -------
Net Asset Value, End of Year                     $ 10.42        $  7.93      $ 11.52      $ 30.65      $ 37.27
                                                 -------        -------      -------      -------      -------
Total Return++                                    +31.40%        -31.16%      -30.36%      -11.66%      +50.40%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)            $ 214.9        $ 185.8      $ 356.2      $ 640.6      $ 732.8
Ratio of Gross Expenses to Average Net Assets#       .94%           .96%         .89%         .90%         .92%
Ratio of Net Expenses to Average Net Assets          .93%[sec]      .96%         .89%         .90%         .92%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                              (.58)%         (.65)%       (.50)%       (.45)%       (.46)%
Portfolio Turnover Rate                              149%            97%          91%         125%         119%

See Notes to Financial Highlights      15

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Notes to Financial Highlights Growth Portfolio

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Growth Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset and commission recapture arrangements.

++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

[sec] After waiver of a portion of the investment management fee. Had Management not undertaken such action the annualized ratio of net expenses to average daily net assets would have been:

                                                                      Year Ended
                                                               December 31, 2003
                                                                           0.93%

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                         Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Trustees and Officers (Unaudited)

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
                               Position and                                     Fund Complex
   Independent Trustees       Length of Time                                     Overseen by  Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)      Principal Occupation(s) (3)        Trustee             Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
  John Cannon (73)           Trustee since    Consultant. Formerly, Chairman         37       Independent Trustee or Director of
                             2000             and Chief Investment Officer,                   three series of Oppenheimer Funds:
                                              CDC Capital Management                          Limited Term New York Municipal
                                              (registered investment adviser),                Fund, Rochester Fund Municipals,
                                              1993-January 1999; prior thereto,               and Oppenheimer Convertible
                                              President and Chief Executive                   Securities Fund since 1992.
                                              Officer, AMA Investment
                                              Advisors, an affiliate of the
                                              American Medical Association.
------------------------------------------------------------------------------------------------------------------------------------
  Faith Colish (68)          Trustee since    Counsel, Carter Ledyard &              37       Director, American Bar Retirement
                             1984             Milburn LLP (law firm) since                    Association (ABRA) since 1997
                                              October 2002; Formerly,                         (not-for-profit membership
                                              Attorney-at-Law and President,                  association).
                                              Faith Colish, A Professional
                                              Corporation, 1980 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
  Walter G. Ehlers (70)      Trustee since    Consultant; Retired President          37       None.
                             1989             and Trustee, Teachers Insurance
                                              & Annuity (TIAA) and College
                                              Retirement Equities Fund
                                              (CREF).
------------------------------------------------------------------------------------------------------------------------------------
  C. Anne Harvey (66)        Trustee since    Consultant, C. A. Harvey               37       Formerly, Member, Individual
                             1998             Associates, since June 2001;                    Investors Advisory Committee to the
                                              Formerly, Director, AARP, 1978                  New York Stock Exchange Board of
                                              to December 2001.                               Directors, 1998 to June 2002;
                                                                                              President, Board of Associates to
                                                                                              The National Rehabilitation
                                                                                              Hospital's Board of Directors, 2002;
                                                                                              Member, American Savings
                                                                                              Education Council's Policy Board
                                                                                              (ASEC), 1998-2000; Member,
                                                                                              Executive Committee, Crime
                                                                                              Prevention Coalition of America,
                                                                                              1997-2000.
------------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
                               Position and                                     Fund Complex
   Independent Trustees       Length of Time                                     Overseen by  Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)      Principal Occupation(s) (3)        Trustee             Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
   Barry Hirsch (70)         Trustee since    Attorney-at-Law. Senior                37       None.
                             2000             Counsel, Loews Corporation
                                              (diversified financial corporation)
                                              May 2002 until April 2003; prior
                                              thereto, Senior Vice President,
                                              Secretary and General Counsel,
                                              Loews Corporation.
------------------------------------------------------------------------------------------------------------------------------------
  Robert A. Kavesh (76)      Trustee since    Marcus Nadler Professor of             37       Director, DEL Laboratories, Inc.
                             2000             Finance and Economics                           (cosmetics and pharmaceuticals)
                                              Emeritus, New York University,                  since 1978; The Caring Community
                                              Stern School of Business.                       (not-for-profit).
------------------------------------------------------------------------------------------------------------------------------------
  Howard A. Mileaf (67)      Trustee since    Retired. Formerly, Vice                37       Director, WHX Corporation
                             1999             President and Special Counsel,                  (holding company) since August
                                              WHX Corporation (holding                        2002; Director, WebFinancial
                                              company), 1993-2001.                            Corporation (holding company)
                                                                                              since December 2002; Director, State
                                                                                              Theatre of New Jersey (not-for-
                                                                                              profit theater), since 2000; Formerly,
                                                                                              Director, Kevlin Corporation
                                                                                              (manufacturer of microwave and
                                                                                              other products).
------------------------------------------------------------------------------------------------------------------------------------
  John P. Rosenthal (71)     Trustee since    Senior Vice President, Burnham         37       Director, 92nd Street Y (non-profit),
                             2000             Securities Inc. (a registered                   since 1967; Formerly, Director,
                                              broker-dealer) since 1991.                      Cancer Treatment Holdings, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  William E. Rulon (71)      Trustee since    Retired. Senior Vice President,        37       Director, Pro-Kids Golf and
                             2000             Foodmaker, Inc. (operator and                   Learning Academy (teach golf and
                                              franchiser of restaurants) until                computer usage to "at risk" children),
                                              January 1997.                                   since 1998; Director, Prandium, Inc.
                                                                                              (restaurants) from March 2001 until
                                                                                              July 2002.
------------------------------------------------------------------------------------------------------------------------------------
  Cornelius T. Ryan (72)     Trustee since    Founding General Partner,              37       Director, Capital Cash Management
                             2000             Oxford Partners and Oxford                      Trust (money market fund),
                                              Bioscience Partners (venture                    Narragansett Insured Tax-Free
                                              capital partnerships) and                       Income Fund, Rocky Mountain
                                              President, Oxford Venture                       Equity Fund, Prime Cash Fund,
                                              Corporation.                                    several private companies and
                                                                                              QuadraMed Corporation
                                                                                              (NASDAQ).
------------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
                               Position and                                     Fund Complex
   Independent Trustees       Length of Time                                     Overseen by  Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)      Principal Occupation(s) (3)        Trustee             Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
   Tom Decker Seip (53)      Trustee since    General Partner, Seip                  37       Director, H&R Block, Inc. (financial
                             2000             Investments LP (a private                       services company) since May 2001;
                                              investment partnership);                        Formerly, Director, General Magic
                                              President and CEO, Westaff,                     (voice recognition software), 2001-
                                              Inc. (temporary staffing), May                  2002; Director, Forward
                                              2001 to January 2002; Senior                    Management, Inc. (asset
                                              Executive at the Charles                        management) since 2001; Formerly,
                                              Schwab Corporation from 1983                    Director, E-Finance Corporation
                                              to 1999, including Chief                        (credit decisioning services), 1999-
                                              Executive Officer, Charles                      2003; Director, Save-Daily.com
                                              Schwab Investment                               (micro investing services), 1999-
                                              Management, Inc. and Trustee,                   2003; Director, Offroad Capital Inc.
                                              Schwab Family of Funds and                      (pre-public internet commerce
                                              Schwab Investments from 1997                    company).
                                              to 1998 and Executive Vice
                                              President-Retail Brokerage,
                                              Charles Schwab Investment
                                              Management from 1994 to
                                              1997.
------------------------------------------------------------------------------------------------------------------------------------
  Candace L. Straight (56)   Trustee since    Private investor and consultant        37       Director, Providence Washington
                             1999             specializing in the insurance                   (property and casualty insurance
                                              industry; Formerly, Advisory                    company), since December 1998;
                                              Director, Securitas Capital LLC                 Director, Summit Global Partners
                                              (a global private equity                        (insurance brokerage firm) since
                                              investment firm dedicated to                    October 2000.
                                              making investments in the
                                              insurance sector), 1998 until
                                              December 2002.
------------------------------------------------------------------------------------------------------------------------------------
  Peter P. Trapp (59)        Trustee since    Regional Manager for Atlanta           37       None.
                             1984             Region, Ford Motor Credit
                                              Company since August 1997;
                                              prior thereto, President, Ford
                                              Life Insurance Company, April
                                              1995 until August 1997.
------------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                               Portfolios in
      Trustees who are         Position and                                    Fund Complex
    "Interested Persons"      Length of Time                                    Overseen by  Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)      Trustee             Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Edward I. O'Brien* (75)    Trustee since    Formerly, Member, Investment          37       Director, Legg Mason, Inc. (financial
                             2000             Policy Committee, Edward                       services holding company), since
                                              Jones, 1993-2001; President,                   1993; Director, Boston Financial
                                              Securities Industry Association                Group (real estate and tax shelters)
                                              ("SIA") (securities industry's                 1993-1999.
                                              representative in government
                                              relations and regulatory matters
                                              at the federal and state levels)
                                              1974-1992; Adviser to SIA,
                                              November 1992-November
                                              1993.
------------------------------------------------------------------------------------------------------------------------------------
  Jack L. Rivkin* (63)       President and    Executive Vice President,             37       Director, Dale Carnegie and
                             Trustee since    Neuberger Berman Inc.                          Associates, Inc. (private company)
                             December         (holding company) since 2002;                  since 1998; Director, Emagin Corp.
                             2002             Executive Vice President and                   (public company) since 1997;
                                              Chief Investment Officer,                      Director, Solbright, Inc. (private
                                              Neuberger Berman since 2002                    company) since 1998; Director,
                                              and 2003, respectively; Head of                Infogate, Inc. (private company)
                                              Research and Research Sales                    since 1997.
                                              and Trading Departments of
                                              Neuberger Berman since 2002;
                                              Director and Chairman, NB
                                              Management since December
                                              2002; Formerly, Executive Vice
                                              President, Citigroup
                                              Investments, Inc. from
                                              September 1995 to February
                                              2002; Executive Vice President,
                                              Citigroup Inc. from September
                                              1995 to February 2002.
------------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                               Portfolios in
      Trustees who are         Position and                                    Fund Complex
    "Interested Persons"      Length of Time                                    Overseen by  Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)      Trustee             Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Peter E. Sundman* (44)     Chairman of      Executive Vice President,             37       Executive Vice President, Neuberger
                             the Board,       Neuberger Berman since 1999;                   Berman Inc. (holding company)
                             Chief            Formerly, Principal, Neuberger                 since 1999 and Formerly, Director
                             Executive        Berman from 1997 until 1999;                   from October 1999 through March
                             Officer and      Senior Vice President, NB                      2003; President and Director, NB
                             Trustee since    Management from 1996 until                     Management since 1999; Head of
                             2000;            1999.                                          Neuberger Berman Inc.'s Mutual
                             President and                                                   Funds and Institutional Business
                             Chief                                                           since 1999; Director and Vice
                             Executive                                                       President, Neuberger & Berman
                             Officer from                                                    Agency, Inc. since 2000; Trustee,
                             1998 to 2000                                                    Frost Valley YMCA.
------------------------------------------------------------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
    (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Trustees and Officers (Unaudited) cont'd

Information about the Officers of the Trust

                                       Position and
 Name, Age, and Address (1)      Length of Time Served (2)                    Principal Occupation(s) (3)
--------------------------------------------------------------------------------------------------------------------------
 Claudia A. Brandon (47)     Secretary since 1985             Vice President, Neuberger Berman since 2002 and
                                                              employee since 1999; Vice President-Mutual Fund Board
                                                              Relations, NB Management since 2000; Vice President,
                                                              NB Management from 1986 to 1999; Secretary,
                                                              ten registered investment companies for which
                                                              NB Management acts as investment manager and
                                                              administrator (four since 2002 and three since 2003).

 Robert Conti (47)           Vice President since 2000        Senior Vice President, Neuberger Berman since 2003;
                                                              Vice President, Neuberger Berman from 1999 until 2003;
                                                              Senior Vice President, NB Management since 2000;
                                                              Controller, NB Management until 1996; Treasurer,
                                                              NB Management from 1996 until 1999; Vice President,
                                                              ten registered investment companies for which NB
                                                              Management acts as investment manager and
                                                              administrator (three since 2000, four since 2002 and
                                                              three since 2003).

 Brian P. Gaffney (50)       Vice President since 2000        Managing Director, Neuberger Berman since 1999;
                                                              Senior Vice President, NB Management since 2000;
                                                              Vice President, NB Management from 1997 until 1999;
                                                              Vice President, ten registered investment companies for
                                                              which NB Management acts as investment manager and
                                                              administrator (three since 2000, four since 2002 and three since 2003).

 Sheila R. James (38)        Assistant Secretary since 2002   Employee, Neuberger Berman since 1999; Employee,
                                                              NB Management from 1991 to 1999; Assistant Secretary,
                                                              ten registered investment companies for which NB
                                                              Management acts as investment manager and
                                                              administrator (seven since 2002 and three since 2003).

 Kevin Lyons (48)            Assistant Secretary since        Employee, Neuberger Berman since 1999; Employee,
                             March 2003                       NB Management from 1993 to 1999; Assistant Secretary,
                                                              ten registered investment companies for which NB
                                                              Management acts as investment manager and
                                                              administrator (since 2003).

 John M. McGovern (33)       Assistant Treasurer since 2002   Employee, NB Management since 1993; Assistant
                                                              Treasurer, ten registered investment companies for which
                                                              NB Management acts as investment manager and
                                                              administrator (seven since 2002 and three since 2003).

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

                                         Position and
 Name, Age, and Address (1)        Length of Time Served (2)                      Principal Occupation(s) (3)
--------------------------------------------------------------------------------------------------------------------------
 Barbara Muinos (45)         Treasurer and Principal Financial    Vice President, Neuberger Berman since 1999; Assistant
                             and Accounting Officer since 2002;   Vice President, NB Management from 1993 to 1999;
                             prior thereto, Assistant Treasurer   Treasurer and Principal Financial and Accounting
                             since 1996                           Officer, ten registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator (seven since 2002 and three since 2003);
                                                                  Assistant Treasurer of three registered investment
                                                                  companies for which NB Management acts as investment
                                                                  manager and administrator from 1996 until 2002.

 Frederic B. Soule (57)      Vice President since 2000            Senior Vice President, Neuberger Berman since 2003;
                                                                  Vice President; Neuberger Berman from 1999 until 2003;
                                                                  Vice President, NB Management from 1995 until 1999;
                                                                  Vice President, ten registered investment companies for
                                                                  which NB Management acts as investment manager and
                                                                  administrator (three since 2000, four since 2002 and three since 2003).

 Trani Jo Wyman (34)         Assistant Treasurer since 2002       Employee, NB Management since 1991; Assistant
                                                                  Treasurer, ten registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator (seven since 2002 and three since 2003).

-------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Report of Votes of Shareholders (Unaudited)

A special meeting of shareholders of Neuberger Berman Advisers Management Trust Growth Portfolio (the "Fund") was held on September 23, 2003. Upon completion of the acquisition of Neuberger Berman Inc. by Lehman Brothers Holdings Inc. (the "Transaction"), the management agreement between the Trust, on behalf of the Fund, and Neuberger Berman Management Inc. ("NB Management"), and the sub-advisory agreement with respect to the Trust and each Fund, between NB Management and Neuberger Berman, LLC automatically terminated. To provide for continuity of management, the shareholders of the Fund voted on the following matters, which became effective upon completion of the Transaction on October 31, 2003:

Proposal 1-To Approve a New Management Agreement between the Trust, on behalf of the Fund, and NB Management

                 Votes For     Votes Against     Abstentions*
            18,645,227.374       886,795.829    1,363,645.075

Proposal 2-To Approve a New Sub-Advisory Agreement with respect to the Trust and each Fund, between NB Management and Neuberger Berman, LLC

                   Votes For     Votes Against     Abstentions*
              18,590,622.736       974,369.141    1,330,676.401

* Abstentions were counted as shares that were present and entitled to vote for purposes of determining a quorum and had a negative effect on the proposals.

_______________________________________________________________________________

Annual Report                                          [NEUBERGER | BERMAN LOGO]
December 31, 2003                                      A Lehman Brothers Company



                       Neuberger Berman
                       Advisers
                       Management
                       Trust




                       Guardian
                       Portfolio
B1016 02/04

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Guardian Portfolio Manager's Commentary

We are pleased to report that in 2003 the AMT Guardian Portfolio performed very strongly, outperforming both the Standard & Poor's 500 Index and the Russell 1000 Value Index.2


Beginning with the bursting of the internet bubble in March of 2000, the U.S. economy has had to endure numerous external shocks, including 9/11, two wars, accounting fraud, high profile financial failures, and a SARS epidemic. Despite the gloom and uncertainty created by these events, the preconditions for a more vibrant economic recovery had been building for several years. Specifically, the U.S. economy was being supported by significant fiscal and monetary stimulus. Consumer spending remained firm, helped by record low interest rates and the refinancing boom. GDP and corporate earnings continued to grow.



Average Annual Total Return(1)

                               Guardian              Guardian    Russell 1000(R)
                      Portfolio-Class I     Portfolio-Class S            Value(2)          S&P 5002
1 Year                           31.76%                31.39%            30.03%             28.67%
5 Year                            2.10%                 2.02%             3.56%             (0.57%)
Life of Fund                      7.22%                 7.15%             6.57%              4.73%
---------------------------------------------------------------------------------------------------
Inception Date                11/3/1997              8/2/2002

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Comparison of a $10,000 Investment

                      Guardian        Russell 1000 (R)
             Portfolio Class I                 Value           S&P 500
--------------------------------------------------------------------------------
 11/3/1997            $ 10,000              $ 10,000          $ 10,000
12/31/1997            $ 10,520              $ 10,747          $ 10,642
12/31/1998            $ 13,851              $ 12,427          $ 13,683
12/31/1999            $ 15,920              $ 13,339          $ 16,562
12/31/2000            $ 16,100              $ 14,275          $ 15,054
12/31/2001            $ 15,857              $ 13,477          $ 13,267
12/31/2002            $ 11,663              $ 11,385          $ 10,336
12/31/2003            $ 15,368              $ 14,804          $ 13,299


                                          Value as of 12/31/03
Guardian Portfolio                            $ 15,368
Russell 1000 Value                            $ 14,804
S&P 500                                       $ 13,299

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The results are compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

At the start of 2003, we believed that if the uncertainty brought about by the Iraq crisis was resolved quickly, consumer and business confidence would be restored and the economy would finally gain traction. Fortunately, that is precisely what happened. Although we expected equity investors to respond favorably to the easing of global tensions and an improving economy, we were pleasantly surprised at the market's very strong showing this year.

Our financial services sector holdings made the largest contribution to portfolio returns, followed by our information technology, industrials, and healthcare sector investments. Stock selection in the technology and healthcare sectors was largely responsible for the portfolio's superior relative returns. We had a negative return in just one sector category: consumer staples.

Recall that our investment process is based on our own intensive fundamental research. We are valuation sensitive, long-term investors, who evaluate the business potential for portfolio candidates based on our targeted three-to-five year holding period. Within industry sectors, we seek out the companies that we believe are undervalued and have prospects for above-average earnings growth. Finally, our outlook on the economy will influence the stock selection process. Since we anticipated the economy gaining momentum at some point in 2003 and the valuations of industry leaders in economically sensitive sectors at depressed levels, we felt high quality cyclicals had particularly compelling risk/reward characteristics. Indeed, as the economy gained momentum in the second quarter, our cyclical holdings performed exceptionally well.

Teradyne, a leader in the semiconductor equipment testing business, is a good example. Teradyne is the market share and technological leader in semiconductor test equipment used for testing next generation semiconductor components. The company's business enjoys significant operating leverage in that once the economy began improving and semiconductor sales increased, the demand for manufacturing and testing equipment would explode. Teradyne performed well for us in 2002 and nearly doubled in 2003. Since we believe we are still in the early stages of a technology driven capital spending recovery, we think our investment in Teradyne will continue to reward us in the year ahead.

State Street Research, one of our most productive investments in the financials sector, further demonstrates the value of our commitment to independent research. State Street has long been the industry leader in transaction and processing services for the investment industry. Over the long-term, the company's customers are benefiting from an increased trend toward outsourcing as mutual fund companies and investment advisors move to streamline their own cost structures. We first purchased State Street following a disappointing earnings report early in 2003. At the time we believed that the company's share price was overly discounting near-term business prospects and that its business would be a significant near-term beneficiary of a recovery in the financial markets. Our timing was opportune, but over the longer term, we expect State Street to remain a core portfolio holding as the company is well positioned to benefit from the outsourcing needs of its customers.

We are stock pickers, not economists or market forecasters. However, as we noted, our outlook on the economy can play a role in guiding us to potentially profitable investment opportunities. So, we will offer our current thoughts on the economy and market. Looking into 2004, we remain cautiously optimistic on the economy. GDP growth will probably moderate in the year ahead, but we believe increases in business investment and technology oriented capital spending are likely to compensate for any slowdown in consumer spending. Following last year's strong equity market returns, equity valuations are no longer as attractive. Looking forward, we would not be surprised if in the years ahead, equity market returns regress to the mean, providing high single-digit to low double-digit annualized returns. However, we remain confident that our research based approach to identifying high quality, well positioned companies trading at discounted valuations can continue to produce above-market average returns.

Sincerely,


/s/ARTHUR MORETTI
-----------------

ARTHUR MORETTI
PORTFOLIO MANAGER

1. For Class I, 31.76%, 2.10% and 7.22% were the average annual total returns for the 1-year, 5- year and since inception (11/03/97) periods ended December 31, 2003. For Class S, 31.39%, 2.02% and 7.15% were the average annual total returns for the 1-year, 5-year and since inception (11/03/97) periods ended December 31, 2003. Performance shown prior to August 2002 for the Class S

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

shares is of the Class I shares, which has lower expenses and typically higher returns than Class S shares. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. The performance information does not reflect fees and expenses of the insurance companies.

2. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Russell 1000[RegTM] Index measures the performance of the 1,000 largest companies in the Russell 3000[RegTM] Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest directly in many securities not included in the above-described indices.

The composition, industries and holdings of the Portfolio are subject to change.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

(C) 2004 Neuberger Berman Management Inc., distributor. All rights reserved.

Schedule of Investments Guardian Portfolio

Number of Shares                                         Market Value+
Common Stocks (96.2%)
Banking & Financial (7.4%)
   81,700                                  Fifth Third Bancorp              $    4,828,470
   78,700                                  MBNA Corp.                            1,955,695
  110,200                                  State Street                          5,739,216
                                                                             -------------
                                                                                12,523,381
Consumer Cyclicals (4.2%)
  107,000                                  Mattel Inc.                           2,061,890\P
  131,800                                  Target Corp.                          5,061,120
                                                                             -------------
                                                                                 7,123,010
Defense (4.1%)
  133,600                                  L-3 Communications Holdings           6,861,696*
Diversified (3.3%)
   60,700                                  Danaher Corp.                         5,569,225
Energy (2.2%)
   75,600                                  BP PLC ADR                            3,730,860
Financial Services (6.7%)
   48,800                                  Ambac Financial Group                 3,386,232
   75,400                                  Citigroup Inc.                        3,659,916
   43,500                                  Goldman Sachs                         4,294,755
                                                                             -------------
                                                                                11,340,903
Health Products & Services (6.2%)
   64,900                                  Quest Diagnostics                     4,744,839
   99,000                                  UnitedHealth Group                    5,759,820
                                                                             -------------
                                                                                10,504,659
Industrial Gases (3.1%)
  138,600                                  Praxair, Inc.                         5,294,520
Insurance (5.8%)
    1,650                                  Berkshire Hathaway Class B            4,644,750*
  153,500                                  Willis Group Holdings                 5,229,745
                                                                             -------------
                                                                                 9,874,495
Media (7.9%)
  151,000                                  Comcast Corp. Class A
                                           Special                               4,723,280*
  734,856                                  Liberty Media                         8,737,439*
                                                                             -------------
                                                                                13,460,719
Oil & Gas (6.9%)
  104,600                                  EOG Resources                         4,829,382
  153,400                                  Newfield Exploration                  6,832,436*
                                                                             -------------
                                                                                11,661,818
Oil Services (2.0%)
   62,800                                  Schlumberger Ltd.                     3,436,416
Pharmaceutical (4.0%)
   74,500                                  Millipore Corp.                       3,207,225*
   76,000                                  Novartis AG ADR                       3,487,640
                                                                             -------------
                                                                                 6,694,865


Number of Shares                                       Market Value+
Real Estate (3.8%)
   56,600                                  AMB Property                      $    1,861,008
  156,600                                  Equity Residential                    4,621,266
                                                                             -------------
                                                                                 6,482,274
Technology (13.0%)
  144,400                                  Dell Inc.                             4,903,824*
  102,700                                  National Instruments                  4,669,769
  155,325                                  Synopsys, Inc.                        5,243,772*
  223,200                                  Teradyne, Inc.                        5,680,440*
   53,100                                  Texas Instruments                     1,560,078\P
                                                                             -------------
                                                                                22,057,883
Telecommunications (3.7%)
  249,700                                  Vodafone Group ADR                    6,252,488
Transportation (3.5%)
   41,200                                  Burlington Northern
                                           Santa Fe                              1,332,820
   72,400                                  Canadian National Railway             4,581,472
                                                                             -------------
                                                                                 5,914,292
Utilities (4.0%)
   30,400                                  FPL Group                             1,988,768
  632,100                                  National Grid Transco                 4,516,144
    5,400                                  National Grid Transco ADR               195,750
                                                                             -------------
                                                                                 6,700,662
Waste Management (4.4%)
   94,400                                  Republic Services                     2,419,472
  171,100                                  Waste Management                      5,064,560
                                                                             -------------
                                                                                 7,484,032
Total Common Stocks
(Cost $126,603,839)
                                                                               162,968,198
                                                                             -------------
Principal Amount
Short-Term Investments (4.0%)
$ 560,500                                  N&B Securities Lending
                                            Quality Fund, LLC                      560,500++
6,191,373                                  Neuberger Berman
                                            Institutional Cash Fund
                                            Trust Class                         6,191,373@
                                                                             -------------
Total Short-Term Investments
(Cost $6,751,873)                                                               6,751,873#
                                                                             -------------
Total Investments (100.2%)
(Cost $133,355,712)
                                                                              169,720,071##
Liabilities, less cash, receivables and
other assets [(0.2%)]
                                                                                  (340,532)
                                                                             -------------
Total Net Assets (100.0%)
                                                                             $  169,379,539
                                                                             -------------



See Notes to Schedule of Investments   5

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Notes to Schedule of Investments Guardian Portfolio
---------------------------------------------------

+ Investment securities of the Fund are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2003, the cost of investments for U.S. Federal income tax purposes was $133,808,955. Gross unrealized appreciation of investments was $35,911,116 and gross unrealized depreciation of investments was $0, resulting in net unrealized appreciation of $35,911,116, based on cost for U.S. Federal income tax purposes.

*    Non-income producing security.

\P All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

@ Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).

++   Affiliated issuer (see Note A of Notes to Financial Statements).


See Notes to Financial Statements      6

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Statement of Assets and Liabilities
-----------------------------------


                                                                                           Guardian
Neuberger Berman Advisers Management Trust                                                Portfolio
Assets
  Investments in securities, at market value*+ (Note A)-see Schedule of Investments:
====================================================================================================
  Unaffiliated issuers                                                                $ 162,968,198
----------------------------------------------------------------------------------------------------
  Non-controlled affiliated issuers                                                       6,751,873
----------------------------------------------------------------------------------------------------
                                                                                        169,720,071
====================================================================================================
  Dividends and interest receivable                                                         321,315
----------------------------------------------------------------------------------------------------
  Receivable for securities sold                                                            504,268
====================================================================================================
  Receivable for Fund shares sold                                                           122,603
----------------------------------------------------------------------------------------------------
  Prepaid expenses and other assets                                                           4,922
----------------------------------------------------------------------------------------------------
Total Assets                                                                            170,673,179
----------------------------------------------------------------------------------------------------
Liabilities
  Payable for collateral on securities loaned (Note A)                                      560,500
====================================================================================================
  Payable for securities purchased                                                          500,779
----------------------------------------------------------------------------------------------------
  Payable for Fund shares redeemed                                                           30,210
====================================================================================================
  Payable to investment manager (Note B)                                                     74,030
----------------------------------------------------------------------------------------------------
  Payable to administrator (Note B)                                                          40,828
====================================================================================================
  Accrued expenses and other payables                                                        87,293
----------------------------------------------------------------------------------------------------
Total Liabilities                                                                         1,293,640
----------------------------------------------------------------------------------------------------
Net Assets at value                                                                   $ 169,379,539
----------------------------------------------------------------------------------------------------
Net Assets consist of:
  Paid-in capital                                                                     $ 189,547,809
====================================================================================================
  Undistributed (distributions in excess of) net investment income                          376,027
----------------------------------------------------------------------------------------------------
  Accumulated net realized gains (losses) on investments                                (56,912,117)
====================================================================================================
  Net unrealized appreciation (depreciation) in value of investments                     36,367,820
----------------------------------------------------------------------------------------------------
Net Assets at value                                                                   $ 169,379,539
----------------------------------------------------------------------------------------------------
Net Assets
  Class I                                                                             $ 169,233,163
====================================================================================================
  Class S                                                                                   146,376
----------------------------------------------------------------------------------------------------
Shares Outstanding ($.001 par value; unlimited shares authorized)
  Class I                                                                                12,101,257
====================================================================================================
  Class S                                                                                    10,437
----------------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share
  Class I                                                                             $       13.98
====================================================================================================
  Class S                                                                                     14.02
----------------------------------------------------------------------------------------------------
+Securities of unaffiliated issuers on loan, at market value                          $     538,332
----------------------------------------------------------------------------------------------------
*Cost of investments:
  Unaffiliated issuers                                                                $ 126,603,839
====================================================================================================
  Non-controlled affiliated issuers                                                       6,751,873
----------------------------------------------------------------------------------------------------
Total cost of investments                                                             $ 133,355,712
----------------------------------------------------------------------------------------------------


See Notes to Financial Statements      7

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2003

Statement of Operations
-----------------------


                                                                                               Guardian
Neuberger Berman Advisers Management Trust                                                    Portfolio
Investment Income
Income:
Dividend income                                                                              $ 1,792,956
========================================================================================================
Income from securities loaned-net (Note A)                                                        49,653
--------------------------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Note A)                                            39,724
========================================================================================================
Foreign taxes withheld (Note A)                                                                  (47,060)
--------------------------------------------------------------------------------------------------------
Total income                                                                                   1,835,273
--------------------------------------------------------------------------------------------------------
Expenses:
Investment management fee (Notes A & B)                                                          826,977
========================================================================================================
Administration fee (Note B):
   Class I                                                                                       450,738
--------------------------------------------------------------------------------------------------------
   Class S                                                                                           341
========================================================================================================
Distribution fees (Note B):
   Class S                                                                                           284
========================================================================================================
Audit fees                                                                                        28,151
--------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                           90,119
========================================================================================================
Insurance expense                                                                                  3,741
--------------------------------------------------------------------------------------------------------
Legal fees                                                                                        20,765
========================================================================================================
Shareholder reports                                                                               14,571
--------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                       28,683
========================================================================================================
Miscellaneous                                                                                      6,286
--------------------------------------------------------------------------------------------------------
Total expenses                                                                                 1,470,656
--------------------------------------------------------------------------------------------------------
Investment management fee waived (Note A)                                                         (5,024)
Expenses reduced by custodian fee expense offset and commission recapture arrangements            (5,537)
--------------------------------------------------------------------------------------------------------
  (Note B)
--------------------------------------------------------------------------------------------------------
Total net expenses                                                                             1,460,095
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                     375,178
--------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold                                         2,520,628
========================================================================================================
Net realized gain (loss) on foreign currency (Note A)                                              1,024
--------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
   Investment securities (Note A)                                                             40,013,881
--------------------------------------------------------------------------------------------------------
   Foreign currency (Note A)                                                                       2,774
--------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                42,538,307
========================================================================================================
Net increase (decrease) in net assets resulting from operations                              $42,913,485
========================================================================================================


See Notes to Financial Statements      8

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Statement of Changes in Net Assets
----------------------------------

                                                                                        Guardian Portfolio
                                                                                        ------------------
Neuberger Berman Advisers Management Trust                                            Year Ended December 31,
                                                                                      2003               2002
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                                      $     375,178      $   1,438,960
------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                               2,521,652        (46,087,651)
------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                  40,016,655        (10,742,035)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                      42,913,485        (55,390,726)
------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
Net investment income:
   Class I                                                                           (1,313,767)        (1,258,878)
------------------------------------------------------------------------------------------------------------------
   Class S                                                                                 (231)                 -
==================================================================================================================
Total distributions to shareholders                                                  (1,313,998)        (1,258,878)
------------------------------------------------------------------------------------------------------------------
From Fund Share Transactions:
Proceeds from shares sold:
   Class I                                                                           68,474,538         98,012,312
==================================================================================================================
   Class S                                                                               20,926            100,865
------------------------------------------------------------------------------------------------------------------
Proceeds from reinvestment of dividends and distributions:
   Class I                                                                            1,313,767          1,258,878
==================================================================================================================
   Class S                                                                                  231                  -
------------------------------------------------------------------------------------------------------------------
Payments for shares redeemed:
   Class I                                                                          (82,374,724)       (93,185,001)
==================================================================================================================
   Class S                                                                               (2,764)                 -
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                                (12,568,026)         6,187,054
------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                                29,031,461        (50,462,550)
------------------------------------------------------------------------------------------------------------------
Net Assets:
Beginning of year                                                                   140,348,078        190,810,628
------------------------------------------------------------------------------------------------------------------
End of year                                                                       $ 169,379,539      $ 140,348,078
------------------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income at end of year   $     376,027      $   1,313,823
------------------------------------------------------------------------------------------------------------------
Number of Fund Shares:
Sold:
   Class I                                                                            5,816,296          7,754,625
==================================================================================================================
   Class S                                                                                1,657              8,984
------------------------------------------------------------------------------------------------------------------
Issued on reinvestment of dividends and distributions:
   Class I                                                                              101,921             88,967
==================================================================================================================
   Class S                                                                                   18                  -
------------------------------------------------------------------------------------------------------------------
Redeemed:
   Class I                                                                           (6,922,626)        (7,774,336)
------------------------------------------------------------------------------------------------------------------
   Class S                                                                                 (222)                 -
==================================================================================================================
Net increase (decrease) in shares outstanding                                        (1,002,956)            78,240
==================================================================================================================

See Notes to Financial Statements      9

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003


Notes to Financial Statements Guardian Portfolio
------------------------------------------------

Note A--Summary of Significant Accounting Policies:

1 General: Guardian Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund currently offers Class I and Class S shares. Class S had no operations until August 2, 2002, other than matters relating to its organization and registration of its shares under the 1933 Act. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series of the Trust belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and are stated separately in the Statement of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investment securities sold are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2003 was $187,374.

5 Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal

Notes to Financial Statements Guardian Portfolio cont'd
-------------------------------------------------------

     Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.


6 Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($11,716,397, $39,047,105 and $5,695,372 expiring in 2009, 2010 and 2011, respectively, determined as of December 31, 2003), it is the policy of the Fund not to distribute such gains.

     The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

     The tax character of distributions paid during the years ended December 31, 2003 and 2002 were as follows:

                      Distributions Paid From:
              Ordinary Income                      Total
              2003            2002            2003            2002
        $1,313,998      $1,258,878      $1,313,998      $1,258,878

     As of December 31, 2003, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                             Unrealized              Loss
       Undistributed       Appreciation     Carryforwards
     Ordinary Income     (Depreciation)     and Deferrals            Total
            $376,027        $35,914,577     $(56,458,874)    $(20,168,270)

     The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales, and the realization for tax purposes of unrealized gain (loss) on certain forward foreign currency contracts.


7 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.


8 Expense allocation: Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment adviser, that are not directly attributed to a Series or the Trust, are allocated among the Funds and the other investment

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

     companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.


9 Security lending: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Neuberger guarantees a minimum revenue to the Fund under the Agreement, and receives a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee. At December 31, 2003, the Fund had not paid Neuberger any fees under the Agreement.

     Prior to April 17, 2003, the Fund had a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund received cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invested the cash collateral in the investment vehicle. Income earned on the investment vehicle was paid to Morgan monthly. The Fund received a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions.


     Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption Income from securities loaned-net.


10   Transactions with other funds managed by Neuberger Berman Management Inc.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same officers and Trustees as the Fund. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that the Fund invests in the Cash Fund, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund on those assets. For the year ended December 31, 2003, such waived fees amounted to $5,024. For the year ended December 31, 2003, income earned on this investment is reflected in the Statement of Operations under the caption Income from investments in affiliated issuers.


11 Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Notes to Financial Statements Guardian Portfolio cont'd
-------------------------------------------------------

     Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates: Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

     The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     The Trustees of the Trust adopted a non-fee distribution plan for the Fund's Class I.

     For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Trustees of the Trust have adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

     Management has contractually undertaken through December 31, 2006 to reimburse the Fund's Class I and Class S shares for their operating expenses (excluding the fees payable to Management (including the fees payable to Management with respect to the Fund's Class S shares), interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% and 1.25%, respectively, per annum of their average daily net assets (the "Expense Limitation"). For the year ended December 31, 2003, no reimbursement to the Fund's Class I and Class S shares was required. The Fund's Class I and Class S shares each have agreed to repay Management through December 31, 2009 for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

     after the year in which Management issued the reimbursement. During the year ended December 31, 2003, there was no reimbursement to Management under the agreements. At December 31, 2003, the Fund's Class I and Class S shares have no contingent liability to Management under the agreements.

     On October 31, 2003, Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, became indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company (the "Transaction"). Upon completion of the Transaction, the Trust's management and sub-advisory agreements automatically terminated. To provide for continuity of management, the shareholders of the Fund voted on September 23, 2003, to approve new management and sub-advisory agreements, which took effect upon closing of the Transaction (see Report of Votes of Shareholders). Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     On July 1, 2003, the Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker this is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction of $5,437.

     The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $100.


     Note C--Securities Transactions:

     During the year ended December 31, 2003, there were purchase and sale transactions (excluding short-term securities) of $84,704,787 and $101,295,147, respectively.

     During the year ended December 31, 2003, brokerage commissions on securities transactions amounted to $262,897, of which Neuberger received $149,821, Lehman received $4,586, and other brokers received $108,490.


     Note D--Line of Credit:

     At December 31, 2003, the Fund was a participant in a single committed, unsecured $150,000,000 ($200,000,000 prior to September 26, 2003) line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $150,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2003, nor had the Fund utilized this line of credit at any time prior to that date.

Financial Highlights Guardian Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.++


                                                                                      Year Ended December 31,
                                                                   ---------------------------------------------------------
Class I+
                                                                       2003       2002        2001        2000        1999
Net Asset Value, Beginning of Year                                  $  10.70    $  14.64    $  15.93    $ 15.85    $  13.84
                                                                    --------    --------    --------    --------    --------
Income From Investment Operations
Net Investment Income (Loss)                                            .03         .10         .11         .09         .09
Net Gains or Losses on Securities (both realized and unrealized)       3.36       (3.95)       (.33)        .08-       1.97
                                                                    --------    --------    --------   ---------    --------
Total From Investment Operations                                       3.39       (3.85)       (.22)        .17        2.06
                                                                    --------    --------    --------   ---------    --------
Less Distributions
 From Net Investment Income                                          (   .11)      (.09)       (.07)       (.09)       (.05)
From Net Capital Gains                                                     -           -      (1.00)          -           -
                                                                    --------    --------    --------   ---------    --------
Total Distributions                                                  (   .11)      (.09)      (1.07)       (.09)       (.05)
                                                                    --------    --------    --------   ---------    --------
Net Asset Value, End of Year                                        $  13.98    $  10.70    $  14.64   $  15.93     $  15.85
                                                                    --------    --------    --------   ---------    --------
Total Return++                                                        +31.76%     -26.45%      -1.51%     +1.13%     +14.93%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)                               $  169.2    $  140.3     $ 190.8   $  131.1     $  121.1
Ratio of Gross Expenses to Average Net Assets#                           .97%        .98%        .99%      1.00%        1.00%
Ratio of Net Expenses to Average Net Assets[sec]                         .97%        .98%        .99%      1.00%        1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets              .25%        .81%        .74%       .57%         .61%
Portfolio Turnover Rate                                                   58%        147%         79%       124%         107%



                                                                                      Period from
                                                                    Year Ended     August 2, 2002^
                                                                   December 31,    to December 31,
                                                                   ------------    ---------------
Class S                                                                2003           2002
Net Asset Value, Beginning of Period                                  $ 10.69        $ 11.23
                                                                      -------        -------
Income From Investment Operations
Net Investment Income (Loss)                                              .00            .03
Net Gains or Losses on Securities (both realized and unrealized)         3.35           (.57)
                                                                      -------        ---------
Total From Investment Operations                                         3.35           (.54)
                                                                      -------        ---------
Less Distributions
From Net Investment Income                                               (.02)              -
                                                                      --------       ---------
Net Asset Value, End of Period                                        $ 14.02        $ 10.69
                                                                      --------       ---------
Total Return++                                                         +31.39%         -4.81%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)                               $  0.1         $  0.1
Ratio of Gross Expenses to Average Net Assets#                          1.22%          1.24%*
Ratio of Net Expenses to Average Net Assets[sec]                        1.22%          1.24%*
Ratio of Net Investment Income (Loss) to Average Net Assets              .02%           .63%*
Portfolio Turnover Rate                                                   58%           147%



See Notes to Financial Highlights      15

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Notes to Financial Highlights Guardian Portfolio
------------------------------------------------

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's Class I proportionate share of AMT Guardian Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been higher if Management had not recouped certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset and commission recapture arrangements.

sec After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratios of net expenses to average daily net assets would have been:

                                      Year Ended December 31,
                                      2001        2000        1999
    Guardian Portfolio Class I       .97%        .99%        .98%

     After waiver of a portion of the investment management fee. Had Management not undertaken such action the annualized ratio of net expenses to average daily net assets would have been:

                                          Year Ended
                                   December 31, 2003
      Guardian Portfolio Class I               .98%
      Guardian Portfolio Class S              1.22%

^    The date investment operations commenced.

++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

*    Annualized.

**   Not annualized.

- The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of class shares in relation to fluctuating market values for the Fund.

Report of Ernst & Young LLP, Independent Auditors
-------------------------------------------------

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Guardian Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guardian Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 6, 2004

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Trustees and Officers (Unaudited)
---------------------------------

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.



Information about the Board of Trustees

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                               Portfolios in
 Independent Trustees       Position and                                       Fund Complex
                           Length of Time                                       Overseen by   Other Directorships Held Outside Fund
Name, Age, and Address (1)   Served (2)       Principal Occupation(s) (3)        Trustee              Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
  John Cannon (73)           Trustee since    Consultant. Formerly, Chairman         37       Independent Trustee or Director of
                             2000             and Chief Investment Officer,                   three series of Oppenheimer Funds:
                                              CDC Capital Management                          Limited Term New York Municipal
                                              (registered investment adviser),                Fund, Rochester Fund Municipals,
                                              1993-January 1999; prior thereto,               and Oppenheimer Convertible
                                              President and Chief Executive                   Securities Fund since 1992.
                                              Officer, AMA Investment
                                              Advisors, an affiliate of the
                                              American Medical Association.
------------------------------------------------------------------------------------------------------------------------------------
  Faith Colish (68)          Trustee since    Counsel, Carter Ledyard &              37       Director, American Bar Retirement
                             1984             Milburn LLP (law firm) since                    Association (ABRA) since 1997
                                              October 2002; Formerly,                         (not-for-profit membership
                                              Attorney-at-Law and President,                  association).
                                              Faith Colish, A Professional
                                              Corporation, 1980 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
  Walter G. Ehlers (70)      Trustee since    Consultant; Retired President          37       None.
                             1989             and Trustee, Teachers Insurance
                                              & Annuity (TIAA) and College
                                              Retirement Equities Fund
                                              (CREF).
------------------------------------------------------------------------------------------------------------------------------------
  C. Anne Harvey (66)        Trustee since    Consultant, C. A. Harvey               37       Formerly, Member, Individual
                             1998             Associates, since June 2001;                    Investors Advisory Committee to the
                                              Formerly, Director, AARP, 1978                  New York Stock Exchange Board of
                                              to December 2001.                               Directors, 1998 to June 2002;
                                                                                              President, Board of Associates to
                                                                                              The National Rehabilitation
                                                                                              Hospital's Board of Directors, 2002;
                                                                                              Member, American Savings
                                                                                              Education Council's Policy Board
                                                                                              (ASEC), 1998-2000; Member,
                                                                                              Executive Committee, Crime
                                                                                              Prevention Coalition of America,
                                                                                              1997-2000.
------------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                               Portfolios in
 Independent Trustees       Position and                                       Fund Complex
                           Length of Time                                       Overseen by   Other Directorships Held Outside Fund
Name, Age, and Address (1)   Served (2)       Principal Occupation(s) (3)        Trustee              Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Barry Hirsch (70)          Trustee since    Attorney-at-Law. Senior                37       None.
                             2000             Counsel, Loews Corporation
                                              (diversified financial corporation)
                                              May 2002 until April 2003; prior
                                              thereto, Senior Vice President,
                                              Secretary and General Counsel,
                                              Loews Corporation.
------------------------------------------------------------------------------------------------------------------------------------
  Robert A. Kavesh (76)      Trustee since    Marcus Nadler Professor of             37       Director, DEL Laboratories, Inc.
                             2000             Finance and Economics                           (cosmetics and pharmaceuticals)
                                              Emeritus, New York University,                  since 1978; The Caring Community
                                              Stern School of Business.                       ( not-for-profit).
------------------------------------------------------------------------------------------------------------------------------------
  Howard A. Mileaf (67)      Trustee since    Retired. Formerly, Vice                37       Director, WHX Corporation
                             1999             President and Special Counsel,                  (holding company) since August
                                              WHX Corporation (holding                        2002; Director, WebFinancial
                                              company), 1993-2001.                            Corporation (holding company)
                                                                                              since December 2002; Director, State
                                                                                              Theatre of New Jersey (not-for-
                                                                                              profit theater), since 2000; Formerly,
                                                                                              Director, Kevlin Corporation
                                                                                              (manufacturer of microwave and
                                                                                              other products).
------------------------------------------------------------------------------------------------------------------------------------
  John P. Rosenthal (71)     Trustee since    Senior Vice President, Burnham         37       Director, 92nd Street Y (non-profit),
                             2000             Securities Inc. (a registered                   since 1967; Formerly, Director,
                                              broker-dealer) since 1991.                      Cancer Treatment Holdings, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  William E. Rulon (71)      Trustee since    Retired. Senior Vice President,        37       Director, Pro-Kids Golf and
                             2000             Foodmaker, Inc. (operator and                   Learning Academy (teach golf and
                                              franchiser of restaurants) until                computer usage to "at risk" children),
                                              January 1997.                                   since 1998; Director, Prandium, Inc.
                                                                                              (restaurants) from March 2001 until
                                                                                              July 2002.
------------------------------------------------------------------------------------------------------------------------------------
  Cornelius T. Ryan (72)     Trustee since    Founding General Partner,              37       Director, Capital Cash Management
                             2000             Oxford Partners and Oxford                      Trust (money market fund),
                                              Bioscience Partners (venture                    Narragansett Insured Tax-Free
                                              capital partnerships) and                       Income Fund, Rocky Mountain
                                              President, Oxford Venture                       Equity Fund, Prime Cash Fund,
                                              Corporation.                                    several private companies and
                                                                                              QuadraMed Corporation (NASDAQ).
------------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                               Portfolios in
 Independent Trustees       Position and                                       Fund Complex
                           Length of Time                                       Overseen by   Other Directorships Held Outside Fund
Name, Age, and Address (1)   Served (2)       Principal Occupation(s) (3)        Trustee              Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Tom Decker Seip (53)       Trustee since    General Partner, Seip                  37       Director, H&R Block, Inc. (financial
                             2000             Investments LP (a private                       services company) since May 2001;
                                              investment partnership);                        Formerly, Director, General Magic
                                              President and CEO, Westaff,                     (voice recognition software), 2001-
                                              Inc. (temporary staffing), May                  2002; Director, Forward
                                              2001 to January 2002; Senior                    Management, Inc. (asset
                                              Executive at the Charles                        management) since 2001; Formerly,
                                              Schwab Corporation from 1983                    Director, E-Finance Corporation
                                              to 1999, including Chief                        (credit decisioning services), 1999-
                                              Executive Officer, Charles                      2003; Director, Save-Daily.com
                                              Schwab Investment                               (micro investing services), 1999-
                                              Management, Inc. and Trustee,                   2003; Director, Offroad Capital Inc.
                                              Schwab Family of Funds and                      (pre-public internet commerce
                                              Schwab Investments from 1997                    company).
                                              to 1998 and Executive Vice
                                              President-Retail Brokerage,
                                              Charles Schwab Investment
                                              Management from 1994 to
                                              1997.
------------------------------------------------------------------------------------------------------------------------------------
  Candace L. Straight (56)   Trustee since    Private investor and consultant        37       Director, Providence Washington
                             1999             specializing in the insurance                   (property and casualty insurance
                                              industry; Formerly, Advisory                    company), since December 1998;
                                              Director, Securitas Capital LLC                 Director, Summit Global Partners
                                              (a global private equity                        (insurance brokerage firm) since
                                              investment firm dedicated to                    October 2000.
                                              making investments in the
                                              insurance sector), 1998 until
                                              December 2002.
------------------------------------------------------------------------------------------------------------------------------------
  Peter P. Trapp (59)        Trustee since    Regional Manager for Atlanta           37       None.
                             1984             Region, Ford Motor Credit
                                              Company since August 1997;
                                              prior thereto, President, Ford
                                              Life Insurance Company, April
                                              1995 until August 1997.
------------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Number of
   Trustees who are                                                           Portfolios in
 "Interested Persons"       Position and                                       Fund Complex
                           Length of Time                                       Overseen by   Other Directorships Held Outside Fund
Name, Age, and Address (1)   Served (2)       Principal Occupation(s) (3)        Trustee              Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Edward I. O'Brien* (75)    Trustee since    Formerly, Member, Investment           37       Director, Legg Mason, Inc. (financial
                             2000             Policy Committee, Edward                        services holding company), since
                                              Jones, 1993-2001; President,                    1993; Director, Boston Financial
                                              Securities Industry Association                 Group (real estate and tax shelters)
                                              ("SIA") (securities industry's                   1993-1999.
                                              representative in government
                                              relations and regulatory matters
                                              at the federal and state levels)
                                              1974-1992; Adviser to SIA,
                                              November 1992-November
                                              1993.
------------------------------------------------------------------------------------------------------------------------------------
  Jack L. Rivkin* (63)       President and    Executive Vice President,              37       Director, Dale Carnegie and
                             Trustee since    Neuberger Berman Inc.                           Associates, Inc. (private company)
                             December         (holding company) since 2002;                   since 1998; Director, Emagin Corp.
                             2002             Executive Vice President and                    (public company) since 1997;
                                              Chief Investment Officer,                       Director, Solbright, Inc. (private
                                              Neuberger Berman since 2002                     company) since 1998; Director,
                                              and 2003, respectively; Head of                 Infogate, Inc. (private company)
                                              Research and Research Sales                     since 1997.
                                              and Trading Departments of
                                              Neuberger Berman since 2002;
                                              Director and Chairman, NB
                                              Management since December
                                              2002; Formerly, Executive Vice
                                              President, Citigroup
                                              Investments, Inc. from
                                              September 1995 to February
                                              2002; Executive Vice President,
                                              Citigroup Inc. from September
                                              1995 to February 2002.
------------------------------------------------------------------------------------------------------------------------------------


                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                Number of
   Trustees who are                                                           Portfolios in
 "Interested Persons"       Position and                                       Fund Complex
                           Length of Time                                       Overseen by   Other Directorships Held Outside Fund
Name, Age, and Address (1)   Served (2)       Principal Occupation(s) (3)        Trustee              Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Peter E. Sundman* (44)     Chairman of      Executive Vice President,              37       Executive Vice President, Neuberger
                             the Board,       Neuberger Berman since 1999;                    Berman Inc. (holding company)
                             Chief            Formerly, Principal, Neuberger                  since 1999 and Formerly, Director
                             Executive        Berman from 1997 until 1999;                    from October 1999 through March
                             Officer and      Senior Vice President, NB                       2003; President and Director, NB
                             Trustee since    Management from 1996 until                      Management since 1999; Head of
                             2000;            1999.                                           Neuberger Berman Inc.'s Mutual
                             President and                                                    Funds and Institutional Business
                             Chief                                                            since 1999; Director and Vice
                             Executive                                                        President, Neuberger & Berman
                             Officer from                                                     Agency, Inc. since 2000; Trustee,
                             1998 to 2000                                                     Frost Valley YMCA.
------------------------------------------------------------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
     (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Trustees and Officers (Unaudited) cont'd
----------------------------------------

Information about the Officers of the Trust


                                       Position and
 Name, Age, and Address (1)      Length of Time Served (2)                    Principal Occupation(s) (3)
-------------------------------------------------------------------------------------------------------------------------
 Claudia A. Brandon (47)     Secretary since 1985             Vice President, Neuberger Berman since 2002 and
                                                              employee since 1999; Vice President-Mutual Fund Board
                                                              Relations, NB Management since 2000; Vice President,
                                                              NB Management from 1986 to 1999; Secretary,
                                                              ten registered investment companies for which
                                                              NB Management acts as investment manager and
                                                              administrator (four since 2002 and three since 2003).

 Robert Conti (47)           Vice President since 2000        Senior Vice President, Neuberger Berman since 2003;
                                                              Vice President, Neuberger Berman from 1999 until 2003;
                                                              Senior Vice President, NB Management since 2000;
                                                              Controller, NB Management until 1996; Treasurer,
                                                              NB Management from 1996 until 1999; Vice President,
                                                              ten registered investment companies for which NB
                                                              Management acts as investment manager and
                                                              administrator (three since 2000, four since 2002 and
                                                              three since 2003).

 Brian P. Gaffney (50)       Vice President since 2000        Managing Director, Neuberger Berman since 1999;
                                                              Senior Vice President, NB Management since 2000;
                                                              Vice President, NB Management from 1997 until 1999;
                                                              Vice President, ten registered investment companies for
                                                              which NB Management acts as investment manager and
                                                              administrator (three since 2000, four since 2002 and three since 2003).

 Sheila R. James (38)        Assistant Secretary since 2002   Employee, Neuberger Berman since 1999; Employee,
                                                              NB Management from 1991 to 1999; Assistant Secretary,
                                                              ten registered investment companies for which NB
                                                              Management acts as investment manager and
                                                              administrator (seven since 2002 and three since 2003).

 Kevin Lyons (48)            Assistant Secretary since        Employee, Neuberger Berman since 1999; Employee,
                             March 2003                       NB Management from 1993 to 1999; Assistant Secretary,
                                                              ten registered investment companies for which NB
                                                              Management acts as investment manager and
                                                              administrator (since 2003).

 John M. McGovern (33)       Assistant Treasurer since 2002   Employee, NB Management since 1993; Assistant
                                                              Treasurer, ten registered investment companies for which
                                                              NB Management acts as investment manager and
                                                              administrator (seven since 2002 and three since 2003).

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003


                                         Position and
 Name, Age, and Address (1)        Length of Time Served (2)                      Principal Occupation(s) (3)
-------------------------------------------------------------------------------------------------------------------------
 Barbara Muinos (45)         Treasurer and Principal Financial    Vice President, Neuberger Berman since 1999; Assistant
                             and Accounting Officer since 2002;   Vice President, NB Management from 1993 to 1999;
                             prior thereto, Assistant Treasurer   Treasurer and Principal Financial and Accounting
                             since 1996                           Officer, ten registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator (seven since 2002 and three since 2003);
                                                                  Assistant Treasurer of three registered investment
                                                                  companies for which NB Management acts as investment
                                                                  manager and administrator from 1996 until 2002.

 Frederic B. Soule (57)      Vice President since 2000            Senior Vice President, Neuberger Berman since 2003;
                                                                  Vice President; Neuberger Berman from 1999 until 2003;
                                                                  Vice President, NB Management from 1995 until 1999;
                                                                  Vice President, ten registered investment companies for
                                                                  which NB Management acts as investment manager and
                                                                  administrator (three since 2000, four since 2002 and three since 2003).

 Trani Jo Wyman (34)         Assistant Treasurer since 2002       Employee, NB Management since 1991; Assistant
                                                                  Treasurer, ten registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator (seven since 2002 and three since 2003).

-------------


(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Report of Votes of Shareholders (Unaudited)
-------------------------------------------

A special meeting of shareholders of Neuberger Berman Advisers Management Trust Guardian Portfolio (the "Fund") was held on September 23, 2003. Upon completion of the acquisition of Neuberger Berman Inc. by Lehman Brothers Holdings Inc. (the "Transaction"), the management agreement between the Trust, on behalf of the Fund, and Neuberger Berman Management Inc. ("NB Management"), and the sub-advisory agreement with respect to the Trust and each Fund, between NB Management and Neuberger Berman, LLC automatically terminated. To provide for continuity of management, the shareholders of the Fund voted on the following matters, which became effective upon completion of the Transaction on October 31, 2003:


Proposal 1-To Approve a New Management Agreement between the Trust, on behalf of the Fund, and NB Management


    Votes For       Votes Against     Abstentions*
 11,690,697.669      470,460.274      905,231.475

Proposal 2-To Approve a New Sub-Advisory Agreement with respect to the Trust and each Fund, between NB Management and Neuberger Berman, LLC


    Votes For       Votes Against     Abstentions*
 11,654,451.253      472,079.347      939,858.818

* Abstentions were counted as shares that were present and entitled to vote for purposes of determining a quorum and had a negative effect on the proposals.


                                       25
_____________________________________________________________________________


Annual Report
December 31, 2003

B1011 02/04

[Logo]

Neuberger Berman

Advisers
Management
Trust

Limited
Maturity
Bond
Portfolio[RegTM]

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Limited Maturity Bond Portfolio Managers' Commentary

We are pleased to report that the AMT Limited Maturity Bond Portfolio performed well in 2003, outperforming its benchmark, the Merrill Lynch 1-3 Year Treasury Index.(2) Sector allocation, security selection and duration management were important factors in achieving these results.

At the start of 2003, the portfolio had a relatively conservative duration of
1.6 years, reflecting our recognition that low yields provided a thin cushion to offset falling security prices if interest rates were to rise as the economy recovered. As the economic outlook brightened, we began shortening duration and by the end of June, duration had been reduced to 1.4 years, helping us preserve capital in July, the worst month for bonds since December 1981. At the end of 2003, portfolio duration was 1.3 years, a reflection of the fact that we were still concerned about interest rate risk and determined to try to preserve shareholder capital if interest rates trend higher in the year ahead.

We made several advantageous sector allocation moves as well. Perhaps most importantly, we increased our allocation to corporate credits from 41.9% of portfolio assets at the start of the year to 50.1% at the end of March 2003, and we maintained a weighting in the 47% to 50% range for the balance of the year. With corporate bonds materially outperforming all other fixed income sectors in 2003, the portfolio was generously rewarded. Our securities selection in the corporate sector also contributed to returns.

We dramatically reduced our allocation to government agency bonds from 27.6% at the beginning of 2003 to 1.3% at the end of June. This was done for valuation reasons (agencies' yields had come down to a level barely above Treasuries' yields). However, our decision to get out of agencies proved lucky as well in that we avoided the sharp sell-off sparked by negative headlines surrounding earnings restatements and management changes at Freddie Mac and a call for more thorough regulatory oversight at both Freddie Mac and Fannie Mae. Although we think the controversy regarding these two powerful forces in the mortgage markets is not necessarily a credit event, we believe agencies may remain under pressure, and therefore, we continued to own a very small portion in the portfolio at the end of the year.

Average Annual Total Return(1)

                                            Merrill Lynch
                     Limited Maturity            1-3 Year
                       Bond Portfolio   Treasury Index(2)
1 Year                          2.42%               1.90%
5 Year                          4.93%               5.37%
10 Year                         5.05%               5.68%
Life of Fund                    7.12%               7.46%
---------------------------------------------------------
Inception Date              9/10/1984

Comparison of a $10,000 Investment

                                  Merrill Lynch
             Limited Maturity          1-3 Year
               Bond Portfolio    Treasury Index
-----------------------------------------------
12/31/1993           $ 10,000          $ 10,000
12/31/1994           $  9,985          $ 10,057
12/31/1995           $ 11,076          $ 11,163
12/31/1996           $ 11,553          $ 11,719
12/31/1997           $ 12,332          $ 12,499
12/31/1998           $ 12,874          $ 13,373
12/31/1999           $ 13,064          $ 13,783
12/31/2000           $ 13,950          $ 14,885
12/31/2001           $ 15,175          $ 16,120
12/31/2002           $ 15,985          $ 17,048
12/31/2003           $ 16,373          $ 17,371

                                                    Value as of 12/31/03
           Limited Maturity Bond Portfolio               $ 16,373
           Merrill Lynch 1-3 Year Treasury Index         $ 17,371

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The results are compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

In the mortgage sector we maintained a weighting in the high single-digit to low double-digit range throughout the year. Our allocation to this sector was tempered by the fast prepayment environment spawned by low mortgage rates. Mortgage returns during fiscal 2003 were positive, but lagged other fixed income sectors. However, with the refinancing boom ending, prepayment risk diminishing, and yields well above Treasuries, the mortgage sector may be positioned to deliver solid returns going forward.

Looking ahead, we remain cautious. Thus far, inflation remains dormant and the Federal Reserve appears committed to keeping a lid on short-term interest rates for the foreseeable future. However, a weakening dollar, an expanding budget deficit, rising commodity prices, a strengthening global economy and a relatively steep yield curve have put us on alert that this period of falling interest rates may be over. If we feel prevailing economic trends justify a reversal of the Fed's current accommodative monetary policy, we will further reduce the portfolio's interest rate exposure so that we can quickly roll over into higher yielding securities.

After recent years' exceptional performance, bond yields have come down substantially and no longer look very exciting relative to the kind of returns stock market investors enjoyed this year. Investors with short memories may quickly forget what bonds did for them during the painful three-year bear market in stocks. We think that is a big mistake. Bonds provide income and relative safety of principal--two important functions in today's highly volatile financial markets. As always, we remain focused on finding value in the fixed income arena.

Sincerely,

                                /s/ Ted Giuliano

                            /s/ Catherine Waterworth

                               TED GIULIANO AND
                             CATHERINE WATERWORTH
                             PORTFOLIO CO-MANAGERS

1. 2.42%, 4.93% and 5.05% were the average annual total returns for the 1-, 5- and 10-year periods ended December 31, 2003. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. The performance information does not reflect fees and expenses of the insurance companies.

2. The Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

The composition, industries and holdings of the Portfolio are subject to change.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

(C) 2004 Neuberger Berman Management Inc., distributor. All rights reserved.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Schedule of Investments Limited Maturity Bond Portfolio

Principal Amount                                                                     Rating[sec]     Market Value+
                                                                                   Moody's   S&P
U.S. Treasury Securities (37.9%)
 $ 4,025,000   U.S. Treasury Bills, 0.93%, due 1/2/04                              TSY       TSY      $  4,024,897
  13,000,000   U.S. Treasury Bills, 1.02%, due 2/19/04                             TSY       TSY        12,982,040
   1,500,000   U.S. Treasury Bills, 1.02%, due 5/6/04                              TSY       TSY         1,494,671
  30,010,000   U.S. Treasury Notes, 3.38%, due 4/30/04                             TSY       TSY        30,246,809
   9,000,000   U.S. Treasury Notes, 3.25%, due 5/31/04                             TSY       TSY         9,082,620
   1,815,000   U.S. Treasury Notes, 2.88%, due 6/30/04                             TSY       TSY         1,831,591
  16,000,000   U.S. Treasury Notes, 2.13%, due 8/31/04                             TSY       TSY        16,109,376
   3,145,000   U.S. Treasury Notes, 1.88%, due 9/30/04                             TSY       TSY         3,162,813
   5,200,000   U.S. Treasury Notes, 2.13%, due 10/31/04                            TSY       TSY         5,240,420
  30,900,000   U.S. Treasury Notes, 1.63%, due 3/31/05                             TSY       TSY        31,006,234
     985,000   U.S. Treasury Notes, 1.88%, due 11/30/05                            TSY       TSY           986,847
                                                                                                      ------------

               Total U.S. Treasury Securities (Cost $115,874,098)                                      116,168,318
                                                                                                      ------------

U.S. Government Agency Securities (1.4%)
   4,000,000   Federal Home Loan Bank, Disc. Notes, 4.13%, due 1/14/05
               (Cost $4,042,343)                                                   AGY       AGY         4,113,196
                                                                                                      ------------

Mortgage-Backed Securities (9.5%)

Fannie Mae
   1,654,573   Collateralized Mortgage Obligations Planned Amortization
               Certificates, Ser. 2003-16, Class PA, 4.50%, due 11/25/09           AGY       AGY         1,690,434
      42,895   Pass-Through Certificates, 7.00%, due 5/1/04                        AGY       AGY            43,072
  12,872,432   Pass-Through Certificates, 5.50%, due 9/1/17                        AGY       AGY        13,353,494

Freddie Mac
   2,100,000   Collateralized Mortgage Obligations Planned Amortization
               Certificates, Ser. 2592, Class PA, 4.50%, due 12/15/07              AGY       AGY         2,123,732
      13,137   Mortgage Participation Certificates, 10.00%, due 4/1/20             AGY       AGY            14,658
     969,480   Pass-Through Certificates, 5.00%, due 2/1/07                        AGY       AGY           999,184

Government National Mortgage Association
  10,500,000   Pass-Through Certificates, 6.00%, due 1/15/33                       AGY       AGY        10,921,969
                                                                                                      ------------

               Total Mortgage-Backed Securities (Cost $29,093,136)                                      29,146,543
                                                                                                      ------------

Corporate Debt Securities (49.6%)
   1,650,000   Abitibi-Consolidated, Inc., Bonds, 8.30%, due 8/1/05                Ba1       BB+         1,745,933
   1,040,000   Allied Waste North America, Inc., Guaranteed Senior Notes, Ser. B,
               7.63%, due 1/1/06                                                   Ba3       BB-         1,094,600
   3,000,000   Allstate Corp., Senior Notes, 7.88%, due 5/1/05                     A1        A+          3,236,463
     975,000   American General Finance Corp., Floating Rate Notes, Ser. G,
               1.55%, due 12/17/04                                                 A1        A+            978,228
   1,765,000   AT&T Wireless Services, Inc., Senior Notes, 7.35%, due 3/1/06       Baa2      BBB         1,930,077
   3,500,000   Bank One Corp., Notes, 6.50%, due 2/1/06                            Aa3       A           3,799,201
   1,500,000   Bausch & Lomb, Inc., Notes, 6.75%, due 12/15/04                     Ba1       BBB-        1,554,375
   2,650,000   Bear Stearns Co., Inc., Notes, 6.50%, due 5/1/06                    A1        A           2,888,574
   2,025,000   Beneficial Corp., Medium-Term Notes, Ser. I, 6.25%, due 1/14/05     A1        A           2,098,157
   3,800,000   Boeing Capital Corp., Senior Notes, 5.65%, due 5/15/06              A3        A           4,057,047
   2,700,000   Bombardier Capital, Inc., Notes, 7.50%, due 8/15/04                 Baa3      BBB-        2,797,875**
   1,100,000   Brascan Corp., Notes, 8.13%, due 12/15/08                           Baa3      A-          1,286,815
   3,300,000   British Telecom PLC, Notes, 7.63%, due 12/15/05                     Baa1      A-          3,636,643
   1,000,000   Caterpillar Financial Services Corp., Floating Rate Notes, 1.33%,
               due 2/4/04                                                          A2        A           1,000,141
   2,200,000   Caterpillar Financial Services Corp., Notes, 6.88%, due 8/1/04      A2        A           2,268,926
   2,100,000   Caterpillar Financial Services Corp., Notes, 1.21%, due 11/14/05    A2        A           2,099,129
   1,700,000   CBS Corp., Guaranteed Senior Notes, 7.15%, due 5/20/05              A3        A-          1,821,689
   1,285,000   Chase Manhattan Corp., Subordinated Notes, 7.25%, due 6/1/07        A2        A           1,457,387
     700,000   Citizens Communications Co., Notes, 8.50%, due 5/15/06              Baa2      BBB           764,302


See Notes to Schedule of Investments   4

Schedule of Investments Limited Maturity Bond Portfolio cont'd

Principal Amount                                                                      Rating[sec]     Market Value+
                                                                                    Moody's   S&P
 $  970,000  Citizens Communications Co., Debentures, 7.60%, due 6/1/06             Baa2      BBB        $1,054,981
  1,900,000  Comcast Cable Communications, Senior Notes, 6.38%,
             due 1/30/06                                                            Baa3      BBB         2,045,441
  1,550,000  Cox Communications, Inc., Notes, 7.75%, due 8/15/06                    Baa2      BBB         1,738,562
  2,800,000  Daimler Chrysler N.A. Holdings Corp., Guaranteed Notes, 6.40%,
             due 5/15/06                                                            A3        BBB         2,999,940
    550,000  Delhaize America, Inc., Guaranteed Notes, 7.38%, due 4/15/06           Ba1       BB+           591,250
  1,300,000  EOP Operating Limited Partnership, Notes, 6.50%, due 1/15/04           Baa1      BBB+        1,301,586
  1,010,000  EOP Operating Limited Partnership, Notes, 6.63%, due 2/15/05           Baa1      BBB+        1,061,127
  1,300,000  Equitable Life Assurance Society USA, Notes, 6.95%, due 12/1/05        A2        A           1,412,473**
  1,550,000  Everest Reinsurance Holdings, Inc., Senior Notes, 8.50%,
             due 3/15/05                                                            A3        A-          1,662,110
    500,000  Gap, Inc., Notes, 9.90%, due 12/15/05                                  Ba3       BB+           564,375
  2,000,000  General Electric Capital Corp., Medium-Term Notes, Ser. A, 4.25%,
             due 1/28/05                                                            Aaa       AAA         2,056,262
  5,000,000  General Motors Acceptance Corp., Notes, 6.85%, due 6/17/04             A3        BBB         5,117,785
    700,000  General Motors Acceptance Corp., Notes, 6.13%, due 9/15/06             A3        BBB           749,175
    710,000  General Motors Acceptance Corp., Notes, 6.13%, due 2/1/07              A3        BBB           763,546
  1,250,000  Great Lakes Power, Inc., Notes, 8.30%, due 3/1/05                      Baa3      BBB-        1,343,750
  1,110,000  Hartford Life, Inc., Notes, 6.90%, due 6/15/04                         A3        A-          1,135,922
  2,500,000  HCA, Inc., Notes, 5.25%, due 11/6/08                                   Ba1       BBB-        2,547,845
  2,500,000  Heller Financial, Inc., Notes, 6.00%, due 3/19/04                      Aaa       AAA         2,524,438
  1,600,000  Hertz Corp., Senior Notes, 8.25%, due 6/1/05                           Baa2                  1,705,382
  3,200,000  International Lease Finance Corp., Medium-Term Notes, Ser. M,
             5.50%, due 6/7/04                                                      A1        AA-         3,253,078
  1,575,000  International Lease Finance Corp., Floating Rate Notes, 2.39%,
             due 1/13/05                                                            A1        AA-         1,594,258
  1,750,000  International Paper Co., Notes, 8.13%, due 7/8/05                      Baa2      BBB         1,906,361
  1,700,000  ITT Corp., Notes, 6.75%, due 11/15/05                                  Ba1       BB+         1,785,000
  1,500,000  J.P. Morgan Chase & Co., Senior Notes, 5.63%, due 8/15/06              A1        A+          1,612,352
  4,800,000  John Deere Capital Corp., Floating Rate Senior Notes, 1.47%,
             due 5/20/05                                                            A3        A-          4,803,490
    720,000  Jones Intercable, Inc., Senior Notes, 8.88%, due 4/1/07                Baa3      BBB           746,400
  1,850,000  Lear Corp., Guaranteed Senior Notes, Ser. B, 7.96%, due 5/15/05        Ba1       BBB-        1,979,500
  1,550,000  Mallinckrodt, Inc., Notes, 6.50%, due 11/15/07                         Ba3       BBB-        1,639,125
  1,100,000  Merrill Lynch & Co., Inc., Floating Rate Medium-Term Notes, Ser. B,
             1.41%, due 2/3/05                                                      Aa3       A+          1,102,368
    420,000  Methanex Corp., Notes, 7.75%, due 8/15/05                              Ba1       BBB-          443,100
  1,500,000  MetLife, Inc., Debentures, 3.91%, due 5/15/05                          A2        A           1,542,576
  3,850,000  Morgan Stanley Dean Witter & Co., Notes, 5.63%, due 1/20/04            Aa3       A+          3,856,699
    650,000  National Rural Utilities Cooperative Finance Corp., Collateral Trust,
             5.25%, due 7/15/04                                                     A1        A+            663,582
  1,600,000  National Rural Utilities Cooperative Finance Corp., Collateral Trust,
             6.00%, due 5/15/06                                                     A1        A+          1,725,469
  3,100,000  Nationwide Mutual Insurance Co., Notes, 6.50%, due 2/15/04             A2        A-          3,118,119**
  3,800,000  Pacific Bell, Notes, 6.25%, due 3/1/05                                 A1        A+          3,991,512
    100,100  PDVSA Finance Ltd., Notes, 8.75%, due 2/15/04                          Caa1      B+            100,851
  1,600,000  Pemex Project Funding Master Trust, Guaranteed Notes, 9.13%,
             due 10/13/10                                                           Baa1      BBB-        1,900,000
    890,000  Phelps Dodge Corp., Notes, 6.38%, due 11/1/04                          Baa3      BBB-          911,295
  1,000,000  Pioneer National Resources, Senior Notes, 8.25%, due 8/15/07           Ba1       BB+         1,155,014
  3,200,000  PNC Funding Corp., Guaranteed Notes, 7.00%, due 9/1/04                 A2        A-          3,322,362
  1,500,000  Powergen US Funding LLC, Notes, 4.50%, due 10/15/04                    A3        BBB+        1,527,257
    705,000  Quest Diagnostics, Inc., Senior Notes, 6.75%, due 7/12/06              Baa3      BBB           770,452
  1,575,000  Raytheon Co., Notes, 1.64%, due 6/10/05                                Baa3      BBB-        1,574,580
  2,200,000  Raytheon Co., Notes, 6.50%, due 7/15/05                                Baa3      BBB-        2,344,487
  1,600,000  Reliant Energy Resources Corp., Notes, Ser. B, 8.13%, due 7/15/05      Ba1       BBB         1,708,859


See Notes to Schedule of Investments   5

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Schedule of Investments Limited Maturity Bond Portfolio cont'd

Principal Amount                                                                    Rating[sec]      Market Value+
                                                                                  Moody's   S&P
 $ 1,500,000   Royal Caribbean Cruises Ltd., Senior Notes, 8.13%, due 7/28/04     Ba2       BB+       $  1,548,750
   1,230,000   Safeway, Inc., Notes, 2.50%, due 11/1/05                           Baa2      BBB          1,218,089
   1,800,000   Sara Lee Corp., Medium-Term Notes, Ser. B, 6.40%, due 6/9/05       A3        A+           1,912,928
   1,500,000   Sprint Capital Corp., Guaranteed Notes, 7.90%, due 3/15/05         Baa3      BBB-         1,597,902
   3,110,000   Time Warner, Inc., Notes, 5.63%, due 5/1/05                        Baa1      BBB+         3,255,526
   1,770,000   Time Warner, Inc., Notes, 7.75%, due 6/15/05                       Baa1      BBB+         1,909,903
   1,550,000   Tyco International Group S.A., Guaranteed Notes, 5.88%,
               due 11/1/04                                                        Ba2       BBB-         1,592,625
   3,150,000   Tyco International Group S.A., Guaranteed Notes, 6.38%,
               due 6/15/05                                                        Ba2       BBB-         3,315,375
   2,000,000   Tyson Foods, Inc., Notes, 6.63%, due 10/1/04                       Baa3      BBB          2,055,080
   1,875,000   Walt Disney Co., Notes, 4.88%, due 7/2/04                          Baa1      BBB+         1,907,524
   3,100,000   Washington Mutual, Inc., Senior Notes, 5.63%, due 1/15/07          A3        BBB+         3,341,068
   1,600,000   Wells Fargo & Co., Notes, 6.63%, due 7/15/04                       Aa1       AA-          1,644,093
   2,700,000   Weyerhaeuser Co., Notes, 5.50%, due 3/15/05                        Baa2      BBB          2,810,851
                                                                                                      ------------

               Total Corporate Debt Securities (Cost $148,791,824)                                     152,079,372
                                                                                                      ------------

Repurchase Agreements (0.6%)
   1,880,000   State Street Bank and Trust Co. Repurchase Agreement, 0.78%, due
               1/2/04, dated 12/31/03, Maturity Value $1,880,081, Collateralized by $1,945,000 U.S. Treasury Notes, 1.25%, due 5/31/05
               (Collateral Value $1,940,676)
               (Cost $1,880,000)                                                                         1,880,000#
                                                                                                      ------------

               Total Investments (99.0%) (Cost $299,681,401)                                           303,387,429##
               Cash, receivables and other assets, less liabilities (1.0%)                               2,975,644
                                                                                                      ------------

               Total Net Assets (100.0%)                                                              $306,363,073
                                                                                                      ------------


See Notes to Schedule of Investments   6

Notes to Schedule of Investments Limited Maturity Bond Portfolio

+ Investment securities of the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the Board of Trustees of Neuberger Berman Advisers Management Trust believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2003, the cost of investments for U.S. Federal income tax purposes was $302,334,126. Gross unrealized appreciation of investments was $2,338,510 and gross unrealized depreciation of investments was $1,285,207 resulting in net unrealized appreciation of $1,053,303, based on cost for U.S. Federal income tax purposes.

[sec] Credit ratings are unaudited.

** Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At December 31, 2003, these securities amounted to $7,328,467 or 2.4% of net assets.


See Notes to Financial Statements      7

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Statement of Assets and Liabilities

                                                                                      Limited Maturity
                                                                                                  Bond
Neuberger Berman Advisers Management Trust                                                   Portfolio
Assets
  Investments in securities, at market value* (Note A)-see Schedule of Investments       $ 303,387,429
======================================================================================================
  Cash                                                                                           9,299
------------------------------------------------------------------------------------------------------
  Interest receivable                                                                        2,918,357
======================================================================================================
  Receivable for Fund shares sold                                                              629,373
------------------------------------------------------------------------------------------------------
  Prepaid expenses and other assets                                                              1,898
======================================================================================================
Total Assets                                                                               306,946,356
======================================================================================================
Liabilities
  Payable for Fund shares redeemed                                                             249,318
======================================================================================================
  Payable to investment manager (Note B)                                                        63,182
------------------------------------------------------------------------------------------------------
  Payable to administrator (Note B)                                                            101,090
======================================================================================================
  Accrued expenses and other payables                                                          169,693
======================================================================================================
Total Liabilities                                                                              583,283
======================================================================================================
Net Assets at value                                                                      $ 306,363,073
======================================================================================================
Net Assets consist of:
  Paid-in capital                                                                        $ 306,659,152
======================================================================================================
  Undistributed (distributions in excess of) net investment income                           9,173,333
------------------------------------------------------------------------------------------------------
  Accumulated net realized gains (losses) on investments                                   (13,175,440)
======================================================================================================
  Net unrealized appreciation (depreciation) in value of investments                         3,706,028
======================================================================================================
Net Assets at value                                                                      $ 306,363,073
======================================================================================================
Shares Outstanding ($.001 par value; unlimited shares authorized)                           23,209,051
======================================================================================================
Net Asset Value, offering and redemption price per share                                 $       13.20
======================================================================================================
*Cost of Investments                                                                     $ 299,681,401
======================================================================================================


See Notes to Financial Statements      8

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2003

Statement of Operations

                                                                    Limited Maturity
                                                                                Bond
Neuberger Berman Advisers Management Trust                                 Portfolio
Investment Income
Interest income (Note A)                                                $ 11,362,888
====================================================================================
Expenses:
Investment management fee (Note B)                                           819,458
====================================================================================
Administration fee (Note B)                                                1,311,132
------------------------------------------------------------------------------------
Audit fees                                                                    20,287
====================================================================================
Custodian fees (Note B)                                                      142,714
------------------------------------------------------------------------------------
Insurance expense                                                              6,842
====================================================================================
Legal fees                                                                    39,866
------------------------------------------------------------------------------------
Shareholder reports                                                           43,345
====================================================================================
Trustees' fees and expenses                                                   29,269
------------------------------------------------------------------------------------
Miscellaneous                                                                 11,577
====================================================================================
Total expenses                                                             2,424,490
Expenses reduced by custodian fee expense offset arrangement (Note B)           (948)
====================================================================================
Total net expenses                                                         2,423,542
====================================================================================
Net investment income (loss)                                               8,939,346
====================================================================================
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold                     3,117,677
====================================================================================
Net realized gain (loss) on financial futures contracts (Note A)             (49,141)
====================================================================================
Change in net unrealized appreciation (depreciation) in value of:
   Investment securities (Note A)                                         (3,818,388)
====================================================================================
Net gain (loss) on investments                                              (749,852)
====================================================================================
Net increase (decrease) in net assets resulting from operations         $  8,189,494
====================================================================================


See Notes to Financial Statements      9

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Statement of Changes in Net Assets



                                                                                    Limited Maturity Bond Portfolio
                                                                                   ----------------------------------

Neuberger Berman Advisers Management Trust                                              Year Ended December 31,
                                                                                             2003                2002
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                                       $    8,939,346      $   13,073,399
=====================================================================================================================
Net realized gain (loss) on investments                                                 3,068,536           1,830,703
---------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                    (3,818,388)          2,067,648
=====================================================================================================================
Net increase (decrease) in net assets resulting from operations                         8,189,494          16,971,750
=====================================================================================================================
Distributions to Shareholders From:
Net investment income                                                                 (14,350,033)        (14,469,639)
=====================================================================================================================
From Fund Share Transactions:
Proceeds from shares sold                                                             130,774,861         272,393,553
=====================================================================================================================
Proceeds from reinvestment of dividends and distributions                              14,350,033          14,469,639
---------------------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                                         (205,217,357)       (209,575,341)
=====================================================================================================================
Net increase (decrease) from Fund share transactions                                  (60,092,463)         77,287,851
=====================================================================================================================
Net Increase (Decrease) in Net Assets                                                 (66,253,002)         79,789,962
Net Assets:
Beginning of year                                                                     372,616,075         292,826,113
=====================================================================================================================
End of year                                                                        $  306,363,073      $  372,616,075
=====================================================================================================================
Undistributed (distributions in excess of) net investment income at end of year    $    9,173,333      $   13,375,390
=====================================================================================================================
Number of Fund Shares:
Sold                                                                                    9,615,524          20,590,727
=====================================================================================================================
Issued on reinvestment of dividends and distributions                                   1,092,088           1,119,075
---------------------------------------------------------------------------------------------------------------------
Redeemed                                                                              (15,104,458)        (15,847,615)
=====================================================================================================================
Net increase (decrease) in shares outstanding                                          (4,396,846)          5,862,187
=====================================================================================================================


See Notes to Financial Statements      10

Notes to Financial Statements Limited Maturity Bond Portfolio

Note A--Summary of Significant Accounting Policies:

1 General: Limited Maturity Bond Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series, " collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series of the Trust belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and are stated separately in the Statement of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, including accretion of original issue discount, where applicable, and accretion of market discount on long-term bonds and short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts but the Fund may not invest more than 25% of its total assets in foreign securities denominated in or indexed to

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

foreign currencies. The Fund could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

6 Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

For U.S. Federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

During the year ended December 31, 2003, the Fund entered into various financial futures contracts. At December 31, 2003, there were no open positions.

7 Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

8 Dividends and distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards

Notes to Financial Statements Limited Maturity Bond Portfolio cont'd

($21,426, $2,478,607, $3,975,890 and $6,386,624 expiring in 2005, 2006, 2007 and
2008, respectively, determined as of December 31, 2003), it is the policy of the Fund not to distribute such gains.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2003, the Fund elected to defer $286,603 of net capital and currency losses arising between November 1, 2003 and December 31, 2003.

The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions paid during the years ended December 31, 2003 and 2002 were as follows:

Distributions Paid From:
            Ordinary Income                    Total
             2003           2002           2003           2002
      $14,350,033    $14,469,639    $14,350,033    $14,469,639

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                        Unrealized             Loss
    Undistributed     Appreciation    Carryforwards
  Ordinary Income   (Depreciation)    and Deferrals       Total
      $11,799,768       $1,053,303     $(13,149,150)   $296,079

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales, foreign bond bifurcation, amortization of bond premium, and post October losses.

9 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

10 Expense allocation: Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment adviser, that are not directly attributed to a Series or the Trust, are allocated among the Funds and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

11 Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.

The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.40% of the Fund's average daily net assets. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

The Trustees of the Trust adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2006 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2003, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2009 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2003, there was no reimbursement to Management under this agreement. At December 31, 2003, the Fund has no contingent liability to Management under this agreement.

On October 31, 2003, Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, became indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company (the "Transaction"). Upon

Notes to Financial Statements Limited Maturity Bond Portfolio cont'd completion of the Transaction, the Trust's management and sub-advisory agreements automatically terminated. To provide for continuity of management, the shareholders of the Fund voted on September 23, 2003, to approve new management and sub-advisory agreements, which took effect upon closing of the Transaction (see Report of Votes of Shareholders). Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $948.

Note C--Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding financial futures contracts) for the year ended December 31, 2003 were as follows:

                                                                                  Sales and
      Purchases of          Purchases excluding     Sales and Maturities     Maturities excluding
     U.S. Government          U.S. Government        of U.S. Government        U.S. Government
 and Agency Obligations   and Agency Obligations   and Agency Obligations   and Agency Obligations
------------------------ ------------------------ ------------------------ -----------------------
      $179,216,890             $80,329,545              $236,160,673             $102,376,428

Note D--Line of Credit:

At December 31, 2003, the Fund was a participant in a single committed, unsecured $150,000,000 ($200,000,000 prior to September 26, 2003) line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $150,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2003, nor had the Fund utilized this line of credit at any time prior to that date.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Financial Highlights Limited Maturity Bond Portfolio+

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.++

                                                                                        Year Ended December 31,
                                                                      ---------------------------------------------------------
                                                                        2003        2002          2001         2000        1999
Net Asset Value, Beginning of Year                                    $13.50      $13.47        $13.19       $13.24      $13.82
                                                                      ------      ------        ------       ------      ------
Income From Investment Operations
Net Investment Income (Loss)                                             .37         .53           .74*         .77         .77
Net Gains or Losses on Securities (both realized and unrealized)        (.05)        .16           .37*         .07        (.58)
                                                                      ------      ------        ------       ------      ------
Total From Investment Operations                                         .32         .69          1.11          .84         .19
                                                                      ------      ------        ------       ------      ------
Less Distributions
From Net Investment Income                                              (.62)       (.66)         (.83)        (.89)       (.77)
                                                                      ------      ------        ------       ------      ------
Net Asset Value, End of Year                                          $13.20      $13.50        $13.47       $13.19      $13.24
                                                                      ------      ------        ------       ------      ------
Total Return++                                                         +2.42%      +5.34%        +8.78%       +6.78%      +1.48%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)                                 $306.4      $372.6        $292.8       $214.4      $248.4
Ratio of Gross Expenses to Average Net Assets#                           .74%        .76%          .73%         .76%        .76%
Ratio of Net Expenses to Average Net Assets                              .74%        .76%          .73%         .76%        .76%
Ratio of Net Investment Income (Loss) to
Average Net Assets                                                      2.73%       4.01%         5.63%*       5.93%       5.81%
Portfolio Turnover Rate                                                   84%        120%           89%         109%        139%


See Notes to Financial Highlights      16

Notes to Financial Highlights Limited Maturity Bond Portfolio

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Limited Maturity Bond Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

* For fiscal years ended after December 31, 2000, funds are required by the American Institute of Certified Public Accountants to amortize premiums and discounts on fixed income securities. Accordingly, for the year ended December 31, 2001, the per share amounts and ratios shown decreased or increased as follows:

                                                                 Year Ended
                                                          December 31, 2001
  Net Investment Income                                               (.02)
  Net Gains or Losses on Securities                                    .02
  Ratio of Net Investment Income to Average Net Assets              (.11%)

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Limited Maturity Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Limited Maturity Bond Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Limited Maturity Bond Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP


Boston, Massachusetts
February 6, 2004

Trustees and Officers (Unaudited)

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

                                                                                  Number of
                                                                                Portfolios in
                               Position and                                     Fund Complex
    Independent Trustees      Length of Time                                     Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)        Principal Occupation(s) (3)      Trustee              Complex by Trustee
John Cannon (73)             Trustee since    Consultant. Formerly, Chairman         37       Independent Trustee or Director of
                             2000             and Chief Investment Officer,                   three series of Oppenheimer Funds:
                                              CDC Capital Management                          Limited Term New York Municipal
                                              (registered investment adviser),                Fund, Rochester Fund Municipals,
                                              1993-January 1999; prior thereto,               and Oppenheimer Convertible
                                              President and Chief Executive                   Securities Fund since 1992.
                                              Officer, AMA Investment
                                              Advisors, an affiliate of the
                                              American Medical Association.

Faith Colish (68)            Trustee since    Counsel, Carter Ledyard &              37       Director, American Bar Retirement
                             1984             Milburn LLP (law firm) since                    Association (ABRA) since 1997
                                              October 2002; Formerly,                         (not-for-profit membership
                                              Attorney-at-Law and President,                  association).
                                              Faith Colish, A Professional
                                              Corporation, 1980 to 2002.

Walter G. Ehlers (70)        Trustee since    Consultant; Retired President          37       None.
                             1989             and Trustee, Teachers Insurance
                                              & Annuity (TIAA) and College
                                              Retirement Equities Fund
                                              (CREF).

C. Anne Harvey (66)          Trustee since    Consultant, C. A. Harvey               37       Formerly, Member, Individual
                             1998             Associates, since June 2001;                    Investors Advisory Committee to the
                                              Formerly, Director, AARP, 1978                  New York Stock Exchange Board of
                                              to December 2001.                               Directors, 1998 to June 2002;
                                                                                              President, Board of Associates to
                                                                                              The National Rehabilitation
                                                                                              Hospital's Board of Directors, 2002;
                                                                                              Member, American Savings
                                                                                              Education Council's Policy Board
                                                                                              (ASEC), 1998-2000; Member,
                                                                                              Executive Committee, Crime
                                                                                              Prevention Coalition of America,
                                                                                              1997-2000.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

                                                                                  Number of
                                                                                Portfolios in
                               Position and                                     Fund Complex
    Independent Trustees      Length of Time                                     Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)         Principal Occupation(s) (3)     Trustee               Complex by Trustee
Barry Hirsch (70)            Trustee since    Attorney-at-Law. Senior                37       None.
                             2000             Counsel, Loews Corporation
                                              (diversified financial corporation)
                                              May 2002 until April 2003; prior
                                              thereto, Senior Vice President,
                                              Secretary and General Counsel,
                                              Loews Corporation.

Robert A. Kavesh (76)        Trustee since    Marcus Nadler Professor of             37       Director, DEL Laboratories, Inc.
                             2000             Finance and Economics                           (cosmetics and pharmaceuticals)
                                              Emeritus, New York University,                  since 1978; The Caring Community
                                              Stern School of Business.                       (not-for-profit).

Howard A. Mileaf (67)        Trustee since    Retired. Formerly, Vice                37       Director, WHX Corporation
                             1999             President and Special Counsel,                  (holding company) since August
                                              WHX Corporation (holding                        2002; Director, WebFinancial
                                              company), 1993-2001.                            Corporation (holding company)
                                                                                              since December 2002; Director, State
                                                                                              Theatre of New Jersey (not-for-
                                                                                              profit theater), since 2000; Formerly,
                                                                                              Director, Kevlin Corporation
                                                                                              (manufacturer of microwave and
                                                                                              other products).

John P. Rosenthal (71)       Trustee since    Senior Vice President, Burnham         37       Director, 92nd Street Y (non-profit),
                             2000             Securities Inc. (a registered                   since 1967; Formerly, Director,
                                              broker-dealer) since 1991.                      Cancer Treatment Holdings, Inc.

William E. Rulon (71)        Trustee since    Retired. Senior Vice President,        37       Director, Pro-Kids Golf and
                             2000             Foodmaker, Inc. (operator and                   Learning Academy (teach golf and
                                              franchiser of restaurants) until                computer usage to "at risk" children),
                                              January 1997.                                   since 1998; Director, Prandium, Inc.
                                                                                              (restaurants) from March 2001 until
                                                                                              July 2002.

Cornelius T. Ryan (72)       Trustee since    Founding General Partner,              37       Director, Capital Cash Management
                             2000             Oxford Partners and Oxford                      Trust (money market fund),
                                              Bioscience Partners (venture                    Narragansett Insured Tax-Free
                                              capital partnerships) and                       Income Fund, Rocky Mountain
                                              President, Oxford Venture                       Equity Fund, Prime Cash Fund,
                                              Corporation.                                    several private companies and
                                                                                              QuadraMed Corporation
                                                                                              (NASDAQ).

Trustees and Officers (Unaudited) cont'd

                                                                                  Number of
                                                                                Portfolios in
                               Position and                                     Fund Complex
    Independent Trustees      Length of Time                                     Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)       Trustee              Complex by Trustee
Tom Decker Seip (53)         Trustee since    General Partner, Seip                  37       Director, H&R Block, Inc. (financial
                             2000             Investments LP (a private                       services company) since May 2001;
                                              investment partnership);                        Formerly, Director, General Magic
                                              President and CEO, Westaff,                     (voice recognition software), 2001-
                                              Inc. (temporary staffing), May                  2002; Director, Forward
                                              2001 to January 2002; Senior                    Management, Inc. (asset
                                              Executive at the Charles                        management) since 2001; Formerly,
                                              Schwab Corporation from 1983                    Director, E-Finance Corporation
                                              to 1999, including Chief                        (credit decisioning services), 1999-
                                              Executive Officer, Charles                      2003; Director, Save-Daily.com
                                              Schwab Investment                               (micro investing services), 1999-
                                              Management, Inc. and Trustee,                   2003; Director, Offroad Capital Inc.
                                              Schwab Family of Funds and                      (pre-public internet commerce
                                              Schwab Investments from 1997                    company).
                                              to 1998 and Executive Vice
                                              President-Retail Brokerage,
                                              Charles Schwab Investment
                                              Management from 1994 to
                                              1997.

Candace L. Straight (56)     Trustee since    Private investor and consultant        37       Director, Providence Washington
                             1999             specializing in the insurance                   (property and casualty insurance
                                              industry; Formerly, Advisory                    company), since December 1998;
                                              Director, Securitas Capital LLC                 Director, Summit Global Partners
                                              (a global private equity                        (insurance brokerage firm) since
                                              investment firm dedicated to                    October 2000.
                                              making investments in the
                                              insurance sector), 1998 until
                                              December 2002.

Peter P. Trapp (59)          Trustee since    Regional Manager for Atlanta           37       None.
                             1984             Region, Ford Motor Credit
                                              Company since August 1997;
                                              prior thereto, President, Ford
                                              Life Insurance Company, April
                                              1995 until August 1997.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

                                                                                  Number of
                                                                                Portfolios in
      Trustees who are         Position and                                     Fund Complex
    "Interested Persons"      Length of Time                                     Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)       Trustee              Complex by Trustee
Edward I. O'Brien* (75)      Trustee since    Formerly, Member, Investment           37       Director, Legg Mason, Inc. (financial
                             2000             Policy Committee, Edward                        services holding company), since
                                              Jones, 1993-2001; President,                    1993; Director, Boston Financial
                                              Securities Industry Association                 Group (real estate and tax shelters)
                                              ("SIA") (securities industry's                  1993-1999.
                                              representative in government
                                              relations and regulatory matters
                                              at the federal and state levels)
                                              1974-1992; Adviser to SIA,
                                              November 1992-November
                                              1993.

Jack L. Rivkin* (63)         President and    Executive Vice President,              37       Director, Dale Carnegie and
                             Trustee since    Neuberger Berman Inc.                           Associates, Inc. (private company)
                             December         (holding company) since 2002;                   since 1998; Director, Emagin Corp.
                             2002             Executive Vice President and                    (public company) since 1997;
                                              Chief Investment Officer,                       Director, Solbright, Inc. (private
                                              Neuberger Berman since 2002                     company) since 1998; Director,
                                              and 2003, respectively; Head of                 Infogate, Inc. (private company)
                                              Research and Research Sales                     since 1997.
                                              and Trading Departments of
                                              Neuberger Berman since 2002;
                                              Director and Chairman, NB
                                              Management since December
                                              2002; Formerly, Executive Vice
                                              President, Citigroup
                                              Investments, Inc. from
                                              September 1995 to February
                                              2002; Executive Vice President,
                                              Citigroup Inc. from September
                                              1995 to February 2002.

Trustees and Officers (Unaudited) cont'd

                                                                                  Number of
                                                                                Portfolios in
      Trustees who are         Position and                                     Fund Complex
    "Interested Persons"      Length of Time                                     Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)       Trustee              Complex by Trustee
  Peter E. Sundman* (44)     Chairman of      Executive Vice President,              37       Executive Vice President, Neuberger
                             the Board,       Neuberger Berman since 1999;                    Berman Inc. (holding company)
                             Chief            Formerly, Principal, Neuberger                  since 1999 and Formerly, Director
                             Executive        Berman from 1997 until 1999;                    from October 1999 through March
                             Officer and      Senior Vice President, NB                       2003; President and Director, NB
                             Trustee since    Management from 1996 until                      Management since 1999; Head of
                             2000;            1999.                                           Neuberger Berman Inc.'s Mutual
                             President and                                                    Funds and Institutional Business
                             Chief                                                            since 1999; Director and Vice
                             Executive                                                        President, Neuberger & Berman
                             Officer from                                                     Agency, Inc. since 2000; Trustee,
                             1998 to 2000                                                     Frost Valley YMCA.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
     (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Information about the Officers of the Trust

                                       Position and
 Name, Age, and Address (1)      Length of Time Served (2)                    Principal Occupation(s) (3)
 Claudia A. Brandon (47)     Secretary since 1985             Vice President, Neuberger Berman since 2002 and
                                                              employee since 1999; Vice President-Mutual Fund Board
                                                              Relations, NB Management since 2000; Vice President,
                                                              NB Management from 1986 to 1999; Secretary,
                                                              ten registered investment companies for which
                                                              NB Management acts as investment manager and
                                                              administrator (four since 2002 and three since 2003).

 Robert Conti (47)           Vice President since 2000        Senior Vice President, Neuberger Berman since 2003;
                                                              Vice President, Neuberger Berman from 1999 until 2003;
                                                              Senior Vice President, NB Management since 2000;
                                                              Controller, NB Management until 1996; Treasurer,
                                                              NB Management from 1996 until 1999; Vice President,
                                                              ten registered investment companies for which NB
                                                              Management acts as investment manager and
                                                              administrator (three since 2000, four since 2002 and
                                                              three since 2003).

 Brian P. Gaffney (50)       Vice President since 2000        Managing Director, Neuberger Berman since 1999;
                                                              Senior Vice President, NB Management since 2000;
                                                              Vice President, NB Management from 1997 until 1999;
                                                              Vice President, ten registered investment companies for
                                                              which NB Management acts as investment manager and
                                                              administrator (three since 2000, four since 2002 and three since 2003).

 Sheila R. James (38)        Assistant Secretary since 2002   Employee, Neuberger Berman since 1999; Employee,
                                                              NB Management from 1991 to 1999; Assistant Secretary,
                                                              ten registered investment companies for which NB
                                                              Management acts as investment manager and
                                                              administrator (seven since 2002 and three since 2003).

 Kevin Lyons (48)            Assistant Secretary since        Employee, Neuberger Berman since 1999; Employee,
                             March 2003                       NB Management from 1993 to 1999; Assistant Secretary,
                                                              ten registered investment companies for which NB
                                                              Management acts as investment manager and
                                                              administrator (since 2003).

 John M. McGovern (33)       Assistant Treasurer since 2002   Employee, NB Management since 1993; Assistant
                                                              Treasurer, ten registered investment companies for which
                                                              NB Management acts as investment manager and
                                                              administrator (seven since 2002 and three since 2003).

Trustees and Officers (Unaudited) cont'd

                                         Position and
 Name, Age, and Address (1)        Length of Time Served (2)                      Principal Occupation(s) (3)
 Barbara Muinos (45)         Treasurer and Principal Financial    Vice President, Neuberger Berman since 1999; Assistant
                             and Accounting Officer since 2002;   Vice President, NB Management from 1993 to 1999;
                             prior thereto, Assistant Treasurer   Treasurer and Principal Financial and Accounting
                             since 1996                           Officer, ten registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator (seven since 2002 and three since 2003);
                                                                  Assistant Treasurer of three registered investment
                                                                  companies for which NB Management acts as investment
                                                                  manager and administrator from 1996 until 2002.

 Frederic B. Soule (57)      Vice President since 2000            Senior Vice President, Neuberger Berman since 2003;
                                                                  Vice President; Neuberger Berman from 1999 until 2003;
                                                                  Vice President, NB Management from 1995 until 1999;
                                                                  Vice President, ten registered investment companies for
                                                                  which NB Management acts as investment manager and
                                                                  administrator (three since 2000, four since 2002 and three since 2003).

 Trani Jo Wyman (34)         Assistant Treasurer since 2002       Employee, NB Management since 1991; Assistant
                                                                  Treasurer, ten registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator (seven since 2002 and three since 2003).

-------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Report of Votes of Shareholders (Unaudited)

A special meeting of shareholders of Neuberger Berman Advisers Management Trust Limited Maturity Bond Portfolio (the "Fund") was held on September 23, 2003. Upon completion of the acquisition of Neuberger Berman Inc. by Lehman Brothers Holdings Inc. (the "Transaction"), the management agreement between the Trust, on behalf of the Fund, and Neuberger Berman Management Inc. ("NB Management"), and the sub-advisory agreement with respect to the Trust and each Fund, between NB Management and Neuberger Berman, LLC automatically terminated. To provide for continuity of management, the shareholders of the Fund voted on the following matters, which became effective upon completion of the Transaction on October 31, 2003:

Proposal 1--To Approve a New Management Agreement between the Trust, on behalf of the Fund, and NB Management

       Votes For     Votes Against    Abstentions*
  21,313,229.002       454,928.849     985,950.326

Proposal 2--To Approve a New Sub-Advisory Agreement with respect to the Trust and each Fund, between NB Management and Neuberger Berman, LLC

       Votes For     Votes Against    Abstentions*
  21,297,929.112       489,252.930     966,926.135

* Abstentions were counted as shares that were present and entitled to vote for purposes of determining a quorum and had a negative effect on the proposals.


                                       26
______________________________________________________________________________

Annual Report                                          [NEUBERGER BERMAN]
December 31, 2003                                      A Lehman Brothers Company

                                Neuberger Berman
                                Advisers
                                Management
                                Trust


                                Mid-Cap
                                Growth
                                Portfolio[RegTM]

B1013 02/04

Mid-Cap Growth Portfolio Managers' Commentary
---------------------------------------------

The AMT Mid-Cap Growth Portfolio posted a strongly positive return in 2003, although in a surging market it underperformed its benchmark, the Russell Midcap Growth Index.(2)

2003 was a robust year for stocks, which ended their extended bear market. All major equity indices registered gains, with growth and value styles at a roughly equal pace, while small capitalization and technology stocks generated the greatest returns. In general, the stocks of cyclical and less quality firms performed much better than those of larger, higher quality, stable companies.

 -----------------------------------------------------------------------------------------------
Average Annual Total Return(1)

                       Mid-Cap Growth      Mid-Cap Growth   Russell Midcap(R)   S&P MidCap 400/
                    Portfolio Class I   Portfolio Class S           Growth(2)   BARRA Growth(2)
1 Year                          28.07%              27.65%              42.71%            30.95%
5 Year                          (0.58)%             (0.65)%              2.01%             6.48%
Life of Fund                     7.76%               7.70%               4.77%            10.81%
------------------------------------------------------------------------------------------------
Inception Date              11/03/1997         02/18/2003

Comparison of a $10,000 Investment

[PLOT POINTS FOR MOUNTAIN CHART]

                           Mid-Cap
                   Growth Porfolio      Russell Midcap(R)      S&P MidCap 400/
                           Class I                Growth          BARRA Growth
     11/3/1997             $10,000               $10,000               $10,000
    12/31/1997             $11,720               $10,238               $10,197
    12/31/1998             $16,324               $12,067               $13,751
    12/31/1999             $25,121               $18,256               $17,703
    12/31/2000             $23,247               $16,111               $19,324
    12/31/2001             $17,518               $12,864               $17,784
    12/31/2002             $12,378               $ 9,339               $14,375
    12/31/2003             $15,853               $13,328               $18,824

                                                            Value as of 12/31/03
Mid-Cap Growth Portfolio Class I                                    $15,853
Russell Midcap(R) Growth                                            $13,328
S&P MidCap 400/BARRA Growth                                         $18,824

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Class I shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The results are compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

Early in the year, many investors feared that growth was fragile as business spending remained tepid and employment was weak. However, the Federal Reserve held rates low, which in turn helped unleash consumer spending by way of extensive mortgage refinancings. In addition, fiscal stimulus, including tax cuts and spending hikes, provided strength to consumers. Finally, the end to major conflict in Iraq provided the psychological lift, boosting equity prices. Corporate earnings jumped in the third and fourth quarters as economic growth picked up.

For the Portfolio, the largest contributors to performance for the year were security selections within Industrials, Telecommunications and Energy. In the Industrials sector, our emphasis on education stocks was additive to returns, while our Energy holdings--despite the sector's relative weakness--benefited from their ability to increase reserves or production within oil and gas. In terms of sector allocation, our overweight in Information Technology (IT), one of the best performing sectors, helped returns, as did our underweight in the anemic Consumer Staples sector.

On the down side, our stock selection within IT hurt relative performance. Our holdings, which were defensively oriented at the start of the second quarter, fell behind as the indices rose sharply in April and May. For example, we held technology stocks that would have performed well if tech spending did not improve significantly. But as fundamentals improved, these defensive, less cyclical, lower octane names underperformed the more cyclical, higher beta names in the sector. In May, we repositioned the Portfolio strategically to take advantage of this market shift.

Looking forward, we remain bullish in the short run. We believe the markets are likely to overshoot on the upside, as they typically do, but face greater uncertainty in the latter half of 2004. The Federal Reserve Board should remain accommodative through 2004, given the limited window of opportunity to change policy prior to the presidential election. The story may unfold as follows: Employment grows slowly, productivity stays high and inflation remains low; margins expand; the Fed stays on hold through next year, interest rates are stable and even decline, the dollar gradually descends, and GDP expands at a 5% plus rate; as a result, earnings grow more than current expectations and price/earnings multiples expand as investors risk more capital from their money market holdings.

This paints a favorable economic picture for stocks to continue on their upward trend. During the coming year, we believe that market leadership will continue in technology, industrials, materials and financials.

Sincerely,

                               /s/ JON D. BRORSON

                                 JON D. BRORSON
                              PORTFOLIO MANAGER AND
                            GROWTH EQUITY TEAM LEADER

                              /s/ KENNETH J. TUREK

                                KENNETH J. TUREK
                                PORTFOLIO MANAGER

1. For Class I, 28.07%, (0.58%) and 7.76% were the average annual total returns for the 1-year, 5-year and since inception (11/03/97) periods ended December 31, 2003. For Class S, 27.65%, (0.65%) and 7.70% were the average annual total returns for the 1-year, 5-year and since inception (11/03/97) periods ended December 31, 2003. Performance shown prior to February 2003 for the Class S shares is of the Class I shares, which has lower expenses and typically higher returns than the Class S shares. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. The performance information does not reflect fees and expenses of the insurance companies.

2. The Russell Midcap[RegTM] Growth Index measures the performance of those Russell Midcap[RegTM] Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000[RegTM] Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The S&P MidCap 400/ BARRA Growth Index is a benchmark for mid-cap growth stock performance. It is constructed of companies in the S&P MidCap 400 Index, which is a market value weighted index for mid-cap stock price movement, with higher price-to-book ratios than the companies in its value index counterpart. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

(C) 2004 Neuberger Berman Management Inc., distributor. All rights reserved.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Schedule of Investments Mid-Cap Growth Portfolio

Number of Shares                                  Market Value+
Common Stocks (98.7%)
Biotechnology (4.7%)
  83,500         Celgene Corp.                      $ 3,759,170*
 107,000         Chiron Corp.                         6,097,930*\P
 108,000         Genzyme Corp.                        5,328,720*\P
 111,500         Gilead Sciences                      6,482,610*
                                                    -----------
                                                     21,668,430

Building, Construction & Furnishing (0.5%)
  23,000         Centex Corp.                         2,475,950

Business Services (4.4%)
 249,000         Alliance Data Systems                6,892,320*
  98,800         Corporate Executive Board            4,610,996*
 143,600         Education Management                 4,457,344*
 100,300         Stericycle, Inc.                     4,684,010*
                                                    -----------
                                                     20,644,670
Business Services-IT Business Services (0.5%)
  46,500         Affiliated Computer
                   Services                           2,532,390*

Communications Equipment (2.2%)
 289,500         Juniper Networks                     5,407,860*\P
 134,900         UTStarcom, Inc.                      5,000,743*\P
                                                    -----------
                                                     10,408,603
Diversified (0.8%)
  60,500         iShares Russell 2000
                 Growth Index Fund                    3,585,230\P

Electrical Equipment (0.7%)
  96,500         Broadcom Corp.                       3,289,685*

Electrical & Electronics (2.9%)
  86,500         Jabil Circuit                        2,447,950*
 188,500         Molex Inc.                           6,576,765\P
 103,000         Silicon Laboratories                 4,451,660*\P
                                                    -----------
                                                     13,476,375
Energy (2.7%)
  42,500         Kinder Morgan                        2,511,750
  79,000         Murphy Oil                           5,159,490
 179,800         XTO Energy                           5,088,340
                                                    -----------
                                                     12,759,580
Financial Services (6.4%)
 115,500         Capital One Financial                7,078,995
 120,500         Franklin Resources                   6,273,230
 181,000         Investors Financial
                   Services                           6,952,210\P
  82,600         Moody's Corp.                        5,001,430
 124,100         New York Community
                   Bancorp                            4,722,005
                                                    -----------
                                                     30,027,870
Health Care (9.0%)
  80,500         Allergan, Inc.                       6,183,205
  56,500         C. R. Bard                           4,590,625
 277,000         Caremark Rx                          7,016,410*\P
  99,000         Henry Schein                         6,690,420*
  57,000         Invitrogen Corp.                     3,990,000*

Number of Shares                                  Market Value+
 135,500         NPS Pharmaceuticals                $ 4,165,270*\P
 102,000         Teva Pharmaceutical
                   Industries ADR                     5,784,420\P
  76,000         Watson Pharmaceuticals               3,496,000*
                                                    -----------
                                                     41,916,350
Industrial (12.5%)
  75,000         Danaher Corp.                        6,881,250
  79,500         Donaldson Co.                        4,703,220
  23,000         Eaton Corp.                          2,483,540
 150,000         Fastenal Co.                         7,491,000\P
 117,500         Gentex Corp.                         5,188,800
  96,000         Harman International
                   Industries                         7,102,080
 264,000         J.B. Hunt Transport Services         7,130,640*
  66,500         Parker-Hannifin                      3,956,750
  93,000         SPX Corp.                            5,469,330*
 164,000         Swift Transportation                 3,447,280*
 232,000         United Rentals                       4,468,320*
                                                    -----------
                                                     58,322,210
Insurance (0.4%)
  56,700         China Life Insurance ADR             1,873,368*\P

Leisure (3.8%)
 180,000         International Game
                   Technology                         6,426,000
 132,500         Mandalay Resort Group                5,925,400
 149,100         Royal Caribbean Cruises              5,187,189\P
                                                    -----------
                                                     17,538,589
Media (3.4%)
  73,000         E.W. Scripps                         6,872,220
  55,500         Getty Images                         2,782,215*
 152,000         Univision Communications             6,032,880*\P
                                                    -----------
                                                     15,687,315
Medical Equipment (5.0%)
  65,250         INAMED Corp.                         3,135,915*
 116,000         Varian Medical Systems               8,015,600*
 243,000         VISX, Inc.                           5,625,450*
  92,500         Zimmer Holdings                      6,512,000*
                                                    -----------
                                                     23,288,965
Metals (0.6%)
  64,400         Freeport-McMoRan
                 Copper & Gold                        2,713,172\P

Packing & Containers (1.8%)
 120,000         Packaging Corp. of America           2,623,200
 246,000         Pactiv Corp.                         5,879,400*
                                                    -----------
                                                      8,502,600
Retail (14.4%)
  68,000         Amazon.com                           3,579,520*\P
 102,000         CarMax, Inc.                         3,154,860*
 196,600         Coach, Inc.                          7,421,650*
 152,000         Michaels Stores                      6,718,400
 139,500         Nordstrom, Inc.                      4,784,850
 189,500         PETsMART, Inc.                       4,510,100
 340,800         Ross Stores                          9,007,344

See Notes to Schedule of Investments   4

Schedule of Investments Mid-Cap Growth Portfolio cont'd

Number of Shares                                           Market Value+
     182,500                    Staples, Inc.              $   4,982,250*
     145,000                    Tiffany & Co.                  6,554,000
     125,500                    Tuesday Morning                3,796,375*
      79,500                    Whole Foods Market             5,336,835
     202,000                    Williams-Sonoma                7,023,540*\P
                                                           -------------
                                                              66,869,724
Semiconductors (8.1%)
     256,500                    ASML Holding ADR               5,142,825*\P
     189,000                    Fairchild Semiconductor
                                  International                4,719,330*
     203,000                    Intersil Corp.                 5,044,550
      80,500                    KLA-Tencor                     4,722,935*\P
      96,000                    Lam Research                   3,100,800*\P
     234,000                    Microchip Technology           7,806,240\P
      84,100                    National Semiconductor         3,314,381*
      72,700                    QLogic Corp.                   3,751,320*\P
                                                           -------------
                                                              37,602,381
Software (6.6%)
      74,700                    Cognos, Inc.                   2,287,314*\P
      55,500                    Electronic Arts                2,651,790*
     147,000                    Mercury Interactive            7,150,080*
     220,500                    PeopleSoft, Inc.               5,027,400*
     218,500                    Symantec Corp.                 7,571,025*\P
     165,500                    VERITAS Software               6,149,980*
                                                           -------------
                                                              30,837,589
Technology (5.4%)
      92,000                    Agilent Technologies           2,690,080*
     312,000                    Corning Inc.                   3,254,160*
      84,000                    SanDisk Corp.                  5,135,760*
     150,000                    Unisys Corp.                   2,227,500*
     180,000                    Zebra Technologies            11,946,600*
                                                           -------------
                                                              25,254,100
Telecommunications (1.9%)
     649,000                    Nextel Partners                8,729,050*\P

Total Common Stocks
(Cost $366,419,783)                                          460,004,196
                                                           -------------
Principal Amount

Short-Term Investments (24.3%)
$107,849,000                    N&B Securities Lending
                                  Quality Fund, LLC          107,849,000++
   5,377,389                    Neuberger Berman
                                  Institutional Cash Fund
                                  Trust Class                  5,377,389@
                                                           -------------
Total Short-Term Investments
(Cost $113,226,389)                                          113,226,389#
                                                           --------------
Total Investments (123.0%)
(Cost $479,646,172)                                          573,230,585##
Liabilities, less cash, receivables and other
assets [(23.0%)]                                            (107,207,853)
                                                           -------------
Total Net Assets (100.0%)                                  $ 466,022,732
                                                           -------------

See Notes to Schedule of Investments   5

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Notes to Schedule of Investments Mid-Cap Growth Portfolio

+ Investment securities of the Fund are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#   At cost, which approximates market value.

## At December 31, 2003, the cost of investments for U.S. Federal income tax purposes was $480,119,200. Gross unrealized appreciation of investments was $95,967,152 and gross unrealized depreciation of investments was $2,855,767, resulting in net unrealized appreciation of $93,111,385, based on cost for U.S. Federal income tax purposes.

*  Non-income producing security.

\P All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

@ Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).

++  Affiliated issuer (see Note A of Notes to Financial Statements).

See Notes to Financial Statements      6

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Statement of Assets and Liabilities

                                                                                           Mid-Cap
                                                                                            Growth
Neuberger Berman Advisers Management Trust                                               Portfolio

Assets
  Investments in securities, at market value*+ (Note A)-see Schedule of Investments:
==================================================================================================
  Unaffiliated issuers                                                              $  460,004,196
--------------------------------------------------------------------------------------------------
  Non-controlled affiliated issuers                                                    113,226,389
==================================================================================================
                                                                                       573,230,585
==================================================================================================
  Dividends and interest receivable                                                         74,995
--------------------------------------------------------------------------------------------------
  Receivable for securities sold                                                         2,343,496
==================================================================================================
  Receivable for Fund shares sold                                                           32,357
--------------------------------------------------------------------------------------------------
  Prepaid expenses and other assets                                                         35,525
==================================================================================================
Total Assets                                                                           575,716,958
==================================================================================================
Liabilities
  Payable for collateral on securities loaned (Note A)                                 107,849,000
==================================================================================================
  Payable for securities purchased                                                         291,158
--------------------------------------------------------------------------------------------------
  Payable for Fund shares redeemed                                                       1,059,607
==================================================================================================
  Payable to investment manager (Note B)                                                   207,017
--------------------------------------------------------------------------------------------------
  Payable to administrator (Note B)                                                        117,293
==================================================================================================
  Accrued expenses and other payables                                                      170,151
==================================================================================================
Total Liabilities                                                                      109,694,226
==================================================================================================
Net Assets at value                                                                 $  466,022,732
==================================================================================================
Net Assets consist of:
  Paid-in capital                                                                   $  737,800,979
==================================================================================================
  Accumulated net realized gains (losses) on investments                              (365,362,660)
--------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) in value of investments                    93,584,413
==================================================================================================
Net Assets at value                                                                 $  466,022,732
==================================================================================================
Net Assets
  Class I                                                                           $  459,748,237
  ================================================================================================
  Class S                                                                                6,274,495
--------------------------------------------------------------------------------------------------
Shares Outstanding ($.001 par value; unlimited shares authorized)
  Class I                                                                               29,996,706
  ================================================================================================
  Class S                                                                                  410,667
--------------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share
  Class I                                                                           $        15.33
  ================================================================================================
  Class S                                                                                    15.28
==================================================================================================
+Securities of unaffiliated issuers on loan, at market value                        $  104,062,930
==================================================================================================
*Cost of investments:
  Unaffiliated issuers                                                              $  366,419,783
  ================================================================================================
  Non-controlled affiliated issuers                                                    113,226,389
==================================================================================================
Total cost of investments                                                           $  479,646,172
==================================================================================================

See Notes to Financial Statements      7

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2003

Statement of Operations

                                                                                                         Mid-Cap
                                                                                                          Growth
Neuberger Berman Advisers Management Trust                                                             Portfolio

Investment Income
Income:
Dividend income                                                                                     $    949,189
================================================================================================================
Income from securities loaned-net (Note A)                                                               390,277
----------------------------------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Note A)                                                   141,552
================================================================================================================
Foreign taxes withheld (Note A)                                                                          (12,831)
================================================================================================================
Total income                                                                                           1,468,187
================================================================================================================
Expenses:
Investment management fee (Notes A & B)                                                                2,192,380
================================================================================================================
Administration fee (Note B):
   Class I                                                                                             1,206,654
   =============================================================================================================
   Class S                                                                                                 5,088
----------------------------------------------------------------------------------------------------------------
Distribution fees (Note B):
   Class S                                                                                                 4,300
   =============================================================================================================
Audit fees                                                                                                19,593
----------------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                                  139,119
================================================================================================================
Legal fees                                                                                                51,049
----------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                               29,140
================================================================================================================
Total expenses                                                                                         3,647,323
Investment management fee waived (Note A)                                                                (16,731)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)          (43,956)
================================================================================================================
Total net expenses                                                                                     3,586,636
================================================================================================================
Net investment income (loss)                                                                          (2,118,449)
================================================================================================================
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold                                                 4,757,260
================================================================================================================
Change in net unrealized appreciation (depreciation) in value of:
   Investment securities (Note A)                                                                     97,758,431
   =============================================================================================================
Net gain (loss) on investments                                                                       102,515,691
================================================================================================================
Net increase (decrease) in net assets resulting from operations                                     $100,397,242
================================================================================================================

See Notes to Financial Statements      8

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Statement of Changes in Net Assets

                                                                         Mid-Cap Growth Portfolio
                                                                   -----------------------------------

Neuberger Berman Advisers Management Trust                              Year Ended December 31,
                                                                            2003                2002
Increase (Decrease) in Net Assets:

From Operations:

Net investment income (loss)                                       $  (2,118,449)     $  (2,498,809)
======================================================================================================
Net realized gain (loss) on investments                                4,757,260       (122,635,019)
------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments   97,758,431        (33,913,414)
======================================================================================================
Net increase (decrease) in net assets resulting from operations      100,397,242       (159,047,242)
======================================================================================================

From Fund Share Transactions:

Proceeds from shares sold:
   Class I                                                           191,004,176        237,015,402
   ===================================================================================================
   Class S                                                            15,372,995                 --
------------------------------------------------------------------------------------------------------
Payments for shares redeemed:
   Class I                                                          (193,325,218)      (246,511,511)
   ===================================================================================================
   Class S                                                            (9,600,281)                --
------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                   3,451,672         (9,496,109)
======================================================================================================
Net Increase (Decrease) in Net Assets                                103,848,914       (168,543,351)

Net Assets:
Beginning of year                                                    362,173,818        530,717,169
======================================================================================================
End of year                                                        $ 466,022,732      $ 362,173,818
======================================================================================================
Number of Fund Shares:
Sold:
   Class I                                                            14,482,662         16,917,543
   ===================================================================================================
   Class S                                                             1,144,089                 --
------------------------------------------------------------------------------------------------------
Redeemed:
   Class I                                                           (14,738,778)       (18,000,845)
   ===================================================================================================
   Class S                                                              (733,422)                --
======================================================================================================
Net increase (decrease) in shares outstanding                            154,551         (1,083,302)
======================================================================================================

See Notes to Financial Statements      9

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Notes to Financial Statements Mid-Cap Growth Portfolio

Note A--Summary of Significant Accounting Policies:

1 General: Mid-Cap Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund currently offers Class I and Class S shares. Class S had no operations until February 18, 2003, other than matters relating to its organization and registration of its shares under the 1933 Act. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

    The assets of each Series of the Trust belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investment securities, as a result of changes in exchange rates and are stated separately in the Statement of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss

Notes to Financial Statements Mid-Cap Growth Portfolio cont'd carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

6 Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($4,181,334, $236,225,757, $113,423,118 and $11,059,423 expiring in 2008,
    2009, 2010 and 2011, respectively, determined as of December 31, 2003), it is the policy of the Fund not to distribute such gains.

    The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

    As of December 31, 2003, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                                   Unrealized               Loss
                                 Appreciation      Carryforwards
                               (Depreciation)      and Deferrals           Total
                                 $93,111,385     $(364,889,632)   $(271,778,247)

    The difference between book basis and tax basis is attributable primarily to net operating losses and the tax deferral of losses on wash sales.

7 Expense allocation: Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment adviser, that are not directly attributed to a Series or the Trust, are allocated among the Funds and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

8 Security lending: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

    on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Neuberger guarantees a minimum revenue to the Fund under the Agreement, and receives a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee. At December 31, 2003, the Fund had not paid Neuberger any fees under the Agreement.

    Prior to April 17, 2003, the Fund had a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund received cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invested the cash collateral in the investment vehicle. Income earned on the investment vehicle was paid to Morgan monthly. The Fund received a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions.

    Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption Income from securities loaned-net.

9 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

10  Transactions with other funds managed by Neuberger Berman Management Inc.:
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same officers and Trustees as the Fund. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that the Fund invests in the Cash Fund, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund on those assets. For the year ended December 31, 2003, such waived fees amounted to $16,731. For the year ended December 31, 2003, income earned on this investment is reflected in the Statement of Operations under the caption Income from investments in affiliated issuers.

11 Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

    Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

    Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

    The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next

Notes to Financial Statements Mid-Cap Growth Portfolio cont'd

    $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

    The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

    The Trustees of the Trust adopted a non-fee distribution plan for the Fund's Class I.

    For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Trustees of the Trust have adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

    Management has contractually undertaken through December 31, 2006 to reimburse the Fund's Class I and Class S shares for their operating expenses (excluding the fees payable to Management (including the fees payable to Management with respect to the Fund's Class S shares), interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% and 1.25%, respectively, per annum of their average daily net assets (the "Expense Limitation"). For the year ended December 31, 2003, no reimbursement to the Fund's Class I and Class S shares was required. The Fund's Class I and Class S shares each have agreed to repay Management through December 31, 2009 for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2003, there was no reimbursement to Management under these agreements. At December 31, 2003, the Fund's Class I and Class S shares have no contingent liability to Management under these agreements.

    On October 31, 2003, Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, became indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company (the "Transaction"). Upon completion of the Transaction, the Trust's management and sub-advisory agreements automatically terminated. To provide for continuity

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

    of management, the shareholders of the Fund voted on September 23, 2003, to approve new management and sub-advisory agreements, which took effect upon closing of the Transaction (see Report of Votes of Shareholders). Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

    On July 1, 2003, the Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction of $43,876.

    The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $80.

    Note C--Securities Transactions:

    During the year ended December 31, 2003, there were purchase and sale transactions (excluding short-term securities) of $640,539,948 and $629,045,357, respectively.

    During the year ended December 31, 2003, brokerage commissions on securities transactions amounted to $1,572,867, of which Neuberger received $422,843, Lehman received $99,276, and other brokers received $1,050,748.

    Note D--Line of Credit:

    At December 31, 2003, the Fund was a participant in a single committed, unsecured $150,000,000 ($200,000,000 prior to September 26, 2003) line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $150,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2003, nor had the Fund utilized this line of credit at any time prior to that date.

Financial Highlights Mid-Cap Growth Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.++

Class I+                                                               Year Ended December 31,
                                                --------------------------------------------------------------------
                                                    2003           2002           2001           2000           1999
Net Asset Value, Beginning of Year               $ 11.97        $ 16.94        $ 22.48        $ 24.30        $ 16.22
                                                 -------        -------        -------        -------        -------
Income From Investment Operations
Net Investment Income (Loss)                        (.07)          (.08)          (.07)          (.09)          (.07)
Net Gains or Losses on Securities
  (both realized and unrealized)                    3.43          (4.89)         (5.47)         (1.72)          8.55
                                                 -------        -------        -------        -------        -------
Total From Investment Operations                    3.36          (4.97)         (5.54)         (1.81)          8.48
                                                 -------        -------        -------        -------        -------
Less Distributions
From Net Capital Gains                                --             --             --           (.01)          (.40)
                                                 -------        -------        -------        -------        -------
Total Distributions                                   --             --             --           (.01)          (.40)
                                                 -------        -------        -------        -------        -------
Net Asset Value, End of Year                     $ 15.33        $ 11.97        $ 16.94        $ 22.48        $ 24.30
                                                 -------        -------        -------        -------        -------
Total Return++                                   +28.07%        -29.34%        -24.64%         -7.46%        +53.89%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)            $ 459.7        $ 362.2        $ 530.7        $ 624.1        $ 159.9
Ratio of Gross Expenses to Average Net Assets#       .89%           .95%           .91%           .98%          1.00%
Ratio of Net Expenses to Average Net Assets          .88%[sec]      .95%           .91%           .98%[sec]     1.00%[sec]
Ratio of Net Investment Income (Loss)
  to Average Net Assets                             (.52)%         (.57)%         (.38)%         (.34)%         (.40)%
Portfolio Turnover Rate                              161%           124%            99%           109%           100%

                                                                   Period from
                                                            February 18, 2003^
Class S                                                        to December 31,
                                                            ------------------
                                                                          2003
Net Asset Value, Beginning of Period                                   $ 11.15
                                                                       -------
Income From Investment Operations
Net Investment Income (Loss)                                              (.09)
Net Gains or Losses on Securities (both realized and unrealized)          4.22
                                                                       ---------
Total From Investment Operations                                          4.13
                                                                       ---------
Net Asset Value, End of Period                                         $ 15.28
                                                                       ---------
Total Return++                                                          +37.04%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)                                $   6.3
Ratio of Gross Expenses to Average Net Assets#                            1.13%*
Ratio of Net Expenses to Average Net Assets[sec]                          1.11%*
Ratio of Net Investment Income (Loss) to Average Net Assets               (.71)%*
Portfolio Turnover Rate                                                    161%


See Notes to Financial Highlights      15

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Notes to Financial Highlights Mid-Cap Growth Portfolio

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's Class I proportionate share of AMT Mid-Cap Growth Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower/higher if Management had not reimbursed/ recouped certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset and commission recapture arrangements.

[sec] After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratio of net expenses to average daily net assets would have been:

                                                                      Year Ended
                                                               December 31, 1999
      Mid-Cap Growth Portfolio Class I                                     1.08%

      After waiver of a portion of the investment management fee. Had Management not undertaken such action the annualized ratio of net expenses to average daily net assets would have been:

                                                                      Year Ended
                                                               December 31, 2003
      Mid-Cap Growth Portfolio Class I                                     0.89%
      Mid-Cap Growth Portfolio Class S                                     1.11%

      After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

                                                                      Year Ended
                                                               December 31, 2000
      Mid-Cap Growth Portfolio Class I                                      .95%

^     The date investment operations commenced.

++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

*     Annualized.

**    Not annualized.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Mid-Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid-Cap Growth Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid-Cap Growth Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                              /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Trustees and Officers (Unaudited)

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
                               Position and                                     Fund Complex
   Independent Trustees       Length of Time                                     Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)        Principal Occupation(s) (3)      Trustee              Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
  John Cannon (73)           Trustee since    Consultant. Formerly, Chairman         37       Independent Trustee or Director of
                             2000             and Chief Investment Officer,                   three series of Oppenheimer Funds:
                                              CDC Capital Management                          Limited Term New York Municipal
                                              (registered investment adviser),                Fund, Rochester Fund Municipals,
                                              1993-January 1999; prior thereto,               and Oppenheimer Convertible
                                              President and Chief Executive                   Securities Fund since 1992.
                                              Officer, AMA Investment
                                              Advisors, an affiliate of the
                                              American Medical Association.
------------------------------------------------------------------------------------------------------------------------------------
  Faith Colish (68)          Trustee since    Counsel, Carter Ledyard &              37       Director, American Bar Retirement
                             1984             Milburn LLP (law firm) since                    Association (ABRA) since 1997
                                              October 2002; Formerly,                         (not-for-profit membership
                                              Attorney-at-Law and President,                  association).
                                              Faith Colish, A Professional
                                              Corporation, 1980 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
  Walter G. Ehlers (70)      Trustee since    Consultant; Retired President          37       None
                             1989             and Trustee, Teachers Insurance
                                              & Annuity (TIAA) and College
                                              Retirement Equities Fund
                                              (CREF).
------------------------------------------------------------------------------------------------------------------------------------
  C. Anne Harvey (66)        Trustee since    Consultant, C. A. Harvey               37       Formerly, Member, Individual
                             1998             Associates, since June 2001;                    Investors Advisory Committee to the
                                              Formerly, Director, AARP, 1978                  New York Stock Exchange Board of
                                              to December 2001.                               Directors, 1998 to June 2002;
                                                                                              President, Board of Associates to
                                                                                              The National Rehabilitation
                                                                                              Hospital's Board of Directors, 2002;
                                                                                              Member, American Savings
                                                                                              Education Council's Policy Board
                                                                                              (ASEC), 1998-2000; Member,
                                                                                              Executive Committee, Crime
                                                                                              Prevention Coalition of America,
                                                                                              1997-2000.
------------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
                               Position and                                     Fund Complex
   Independent Trustees       Length of Time                                     Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)        Principal Occupation(s) (3)      Trustee              Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Barry Hirsch (70)          Trustee since    Attorney-at-Law. Senior                37       None.
                             2000             Counsel, Loews Corporation
                                              (diversified financial corporation)
                                              May 2002 until April 2003; prior
                                              thereto, Senior Vice President,
                                              Secretary and General Counsel,
                                              Loews Corporation.
------------------------------------------------------------------------------------------------------------------------------------
  Robert A. Kavesh (76)      Trustee since    Marcus Nadler Professor of             37       Director, DEL Laboratories, Inc.
                             2000             Finance and Economics                           (cosmetics and pharmaceuticals)
                                              Emeritus, New York University,                  since 1978; The Caring Community
                                              Stern School of Business.                       (not-for-profit).
------------------------------------------------------------------------------------------------------------------------------------
  Howard A. Mileaf (67)      Trustee since    Retired. Formerly, Vice                37       Director, WHX Corporation
                             1999             President and Special Counsel,                  (holding company) since August
                                              WHX Corporation (holding                        2002; Director, WebFinancial
                                              company), 1993-2001.                            Corporation (holding company)
                                                                                              since December 2002; Director, State
                                                                                              Theatre of New Jersey (not-for-
                                                                                              profit theater), since 2000; Formerly
                                                                                              Director, Kevlin Corporation
                                                                                              (manufacturer of microwave and
                                                                                              other products).
------------------------------------------------------------------------------------------------------------------------------------
  John P. Rosenthal (71)     Trustee since    Senior Vice President, Burnham         37       Director, 92nd Street Y (non-profit),
                             2000             Securities Inc. (a registered                   since 1967; Formerly, Director,
                                              broker-dealer) since 1991.                      Cancer Treatment Holdings, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  William E. Rulon (71)      Trustee since    Retired. Senior Vice President,        37       Director, Pro-Kids Golf and
                             2000             Foodmaker, Inc. (operator and                   Learning Academy (teach golf and
                                              franchiser of restaurants) until                computer usage to "at risk" children),
                                              January 1997.                                   since 1998; Director, Prandium, Inc.
                                                                                              (restaurants) from March 2001 until
                                                                                              July 2002.
------------------------------------------------------------------------------------------------------------------------------------
  Cornelius T. Ryan (72)     Trustee since    Founding General Partner,              37       Director, Capital Cash Management
                             2000             Oxford Partners and Oxford                      Trust (money market fund),
                                              Bioscience Partners (venture                    Narragansett Insured Tax-Free
                                              capital partnerships) and                       Income Fund, Rocky Mountain
                                              President, Oxford Venture                       Equity Fund, Prime Cash Fund,
                                              Corporation.                                    several private companies and
                                                                                              QuadraMed Corporation
                                                                                              (NASDAQ).
------------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
                               Position and                                     Fund Complex
   Independent Trustees       Length of Time                                     Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)        Principal Occupation(s) (3)      Trustee              Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Tom Decker Seip (53)       Trustee since    General Partner, Seip                  37       Director, H&R Block, Inc. (financial
                             2000             Investments LP (a private                       services company) since May 2001;
                                              investment partnership);                        Formerly, Director, General Magic
                                              President and CEO, Westaff,                     (voice recognition software), 2001-
                                              Inc. (temporary staffing), May                  2002; Director, Forward
                                              2001 to January 2002; Senior                    Management, Inc. (asset
                                              Executive at the Charles                        management) since 2001; Formerly,
                                              Schwab Corporation from 1983                    Director, E-Finance Corporation
                                              to 1999, including Chief                        (credit decisioning services), 1999-
                                              Executive Officer, Charles                      2003; Director, Save-Daily.com
                                              Schwab Investment                               (micro investing services), 1999-
                                              Management, Inc. and Trustee,                   2003; Director, Offroad Capital Inc.
                                              Schwab Family of Funds and                      (pre-public internet commerce
                                              Schwab Investments from 1997                    company).
                                              to 1998 and Executive Vice
                                              President-Retail Brokerage,
                                              Charles Schwab Investment
                                              Management from 1994 to
                                              1997.
------------------------------------------------------------------------------------------------------------------------------------
  Candace L. Straight (56)   Trustee since    Private investor and consultant        37       Director, Providence Washington
                             1999             specializing in the insurance                   (property and casualty insurance
                                              industry; Formerly, Advisory                    company), since December 1998;
                                              Director, Securitas Capital LLC                 Director, Summit Global Partners
                                              (a global private equity                        (insurance brokerage firm) since
                                              investment firm dedicated to                    October 2000.
                                              making investments in the
                                              insurance sector), 1998 until
                                              December 2002.
------------------------------------------------------------------------------------------------------------------------------------
  Peter P. Trapp (59)        Trustee since    Regional Manager for Atlanta           37       None.
                             1984             Region, Ford Motor Credit
                                              Company since August 1997;
                                              prior thereto, President, Ford
                                              Life Insurance Company, April
                                              1995 until August 1997.
------------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Number of
                                                                              Portfolios in
     Trustees who are         Position and                                    Fund Complex
   "Interested Persons"      Length of Time                                    Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address (1)    Served (2)       Principal Occupation(s) (3)      Trustee              Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Edward I. O'Brien* (75)    Trustee since    Formerly, Member, Investment         37       Director, Legg Mason, Inc. (financial
                             2000             Policy Committee, Edward                      services holding company), since
                                              Jones, 1993-2001; President,                  1993; Director, Boston Financial
                                              Securities Industry Association               Group (real estate and tax shelters)
                                              ("SIA") (securities industry's                1993-1999.
                                              representative in government
                                              relations and regulatory matters
                                              at the federal and state levels)
                                              1974-1992; Adviser to SIA,
                                              November 1992-November
                                              1993.
------------------------------------------------------------------------------------------------------------------------------------
  Jack L. Rivkin* (63)       President and    Executive Vice President,            37       Director, Dale Carnegie and
                             Trustee since    Neuberger Berman Inc.                         Associates, Inc. (private company)
                             December         (holding company) since 2002;                 since 1998; Director, Emagin Corp.
                             2002             Executive Vice President and                  (public company) since 1997;
                                              Chief Investment Officer,                     Director, Solbright, Inc. (private
                                              Neuberger Berman since 2002                   company) since 1998; Director,
                                              and 2003, respectively; Head of               Infogate, Inc. (private company)
                                              Research and Research Sales                   since 1997.
                                              and Trading Departments of
                                              Neuberger Berman since 2002;
                                              Director and Chairman, NB
                                              Management since December
                                              2002; Formerly, Executive Vice
                                              President, Citigroup
                                              Investments, Inc. from
                                              September 1995 to February
                                              2002; Executive Vice President,
                                              Citigroup Inc. from September
                                              1995 to February 2002.
------------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Number of
                                                                              Portfolios in
     Trustees who are         Position and                                    Fund Complex
   "Interested Persons"      Length of Time                                    Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address (1)    Served (2)       Principal Occupation(s) (3)      Trustee              Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Peter E. Sundman* (44)     Chairman of      Executive Vice President,            37       Executive Vice President, Neuberger
                             the Board,       Neuberger Berman since 1999;                  Berman Inc. (holding company)
                             Chief            Formerly, Principal, Neuberger                since 1999 and Formerly, Director
                             Executive        Berman from 1997 until 1999;                  from October 1999 through March
                             Officer and      Senior Vice President, NB                     2003; President and Director, NB
                             Trustee since    Management from 1996 until                    Management since 1999; Head of
                             2000;            1999.                                         Neuberger Berman Inc.'s Mutual
                             President and                                                  Funds and Institutional Business
                             Chief                                                          since 1999; Director and Vice
                             Executive                                                      President, Neuberger & Berman
                             Officer from                                                   Agency, Inc. since 2000; Trustee,
                             1998 to 2000                                                   Frost Valley YMCA.
------------------------------------------------------------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
    (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Trustees and Officers (Unaudited) cont'd

Information about the Officers of the Trust

                                       Position and
 Name, Age, and Address (1)      Length of Time Served (2)                    Principal Occupation(s) (3)
-------------------------------------------------------------------------------------------------------------------------
 Claudia A. Brandon (47)     Secretary since 1985             Vice President, Neuberger Berman since 2002 and
                                                              employee since 1999; Vice President-Mutual Fund Board
                                                              Relations, NB Management since 2000; Vice President,
                                                              NB Management from 1986 to 1999; Secretary,
                                                              ten registered investment companies for which
                                                              NB Management acts as investment manager and
                                                              administrator (four since 2002 and three since 2003).

 Robert Conti (47)           Vice President since 2000        Senior Vice President, Neuberger Berman since 2003;
                                                              Vice President, Neuberger Berman from 1999 until 2003;
                                                              Senior Vice President, NB Management since 2000;
                                                              Controller, NB Management until 1996; Treasurer,
                                                              NB Management from 1996 until 1999; Vice President,
                                                              ten registered investment companies for which NB
                                                              Management acts as investment manager and
                                                              administrator (three since 2000, four since 2002 and
                                                              three since 2003).

 Brian P. Gaffney (50)       Vice President since 2000        Managing Director, Neuberger Berman since 1999;
                                                              Senior Vice President, NB Management since 2000;
                                                              Vice President, NB Management from 1997 until 1999;
                                                              Vice President, ten registered investment companies for
                                                              which NB Management acts as investment manager and
                                                              administrator (three since 2000, four since 2002 and three since 2003).

 Sheila R. James (38)        Assistant Secretary since 2002   Employee, Neuberger Berman since 1999; Employee,
                                                              NB Management from 1991 to 1999; Assistant Secretary,
                                                              ten registered investment companies for which NB
                                                              Management acts as investment manager and
                                                              administrator (seven since 2002 and three since 2003).

 Kevin Lyons (48)            Assistant Secretary since        Employee, Neuberger Berman since 1999; Employee,
                             March 2003                       NB Management from 1993 to 1999; Assistant Secretary,
                                                              ten registered investment companies for which NB
                                                              Management acts as investment manager and
                                                              administrator (since 2003).

 John M. McGovern (33)       Assistant Treasurer since 2002   Employee, NB Management since 1993; Assistant
                                                              Treasurer, ten registered investment companies for which
                                                              NB Management acts as investment manager and
                                                              administrator (seven since 2002 and three since 2003).

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

                                         Position and
 Name, Age, and Address (1)        Length of Time Served (2)                      Principal Occupation(s) (3)
-----------------------------------------------------------------------------------------------------------------------------
 Barbara Muinos (45)         Treasurer and Principal Financial    Vice President, Neuberger Berman since 1999; Assistant
                             and Accounting Officer since 2002;   Vice President, NB Management from 1993 to 1999;
                             prior thereto, Assistant Treasurer   Treasurer and Principal Financial and Accounting
                             since 1996                           Officer, ten registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator (seven since 2002 and three since 2003);
                                                                  Assistant Treasurer of three registered investment
                                                                  companies for which NB Management acts as investment
                                                                  manager and administrator from 1996 until 2002.

 Frederic B. Soule (57)      Vice President since 2000            Senior Vice President, Neuberger Berman since 2003;
                                                                  Vice President; Neuberger Berman from 1999 until 2003;
                                                                  Vice President, NB Management from 1995 until 1999;
                                                                  Vice President, ten registered investment companies for
                                                                  which NB Management acts as investment manager and
                                                                  administrator (three since 2000, four since 2002 and three since 2003).

 Trani Jo Wyman (34)         Assistant Treasurer since 2002       Employee, NB Management since 1991; Assistant
                                                                  Treasurer, ten registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator (seven since 2002 and three since 2003).

-------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Report of Votes of Shareholders (Unaudited)

A special meeting of shareholders of Neuberger Berman Advisers Management Trust Mid-Cap Growth Portfolio (the "Fund") was held on September 23, 2003. Upon completion of the acquisition of Neuberger Berman Inc. by Lehman Brothers Holdings Inc. (the "Transaction"), the management agreement between the Trust, on behalf of the Fund, and Neuberger Berman Management Inc. ("NB Management"), and the sub-advisory agreement with respect to the Trust and each Fund, between NB Management and Neuberger Berman, LLC automatically terminated. To provide for continuity of management, the shareholders of the Fund voted on the following matters, which became effective upon completion of the Transaction on October 31, 2003:

Proposal 1-To Approve a New Management Agreement between the Trust, on behalf of the Fund, and NB Management

                  Votes For     Votes Against     Abstentions*
             25,792,430.266       744,229.244    1,932,532.508

Proposal 2-To Approve a New Sub-Advisory Agreement with respect to the Trust and each Fund, between NB Management and Neuberger Berman, LLC

                  Votes For     Votes Against     Abstentions*
             25,672,818.500       796,968.458    1,999,405.060

* Abstentions were counted as shares that were present and entitled to vote for purposes of determining a quorum and had a negative effect on the proposals.

______________________________________________________________________________


Annual Report
December 31, 2003

B1010 02/04

[LOGO]

Neuberger Berman
Advisers
Management
Trust


Partners
Portfolio(R)

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Partners Portfolio Manager's Commentary

We are pleased to report that the AMT Partners Portfolio participated fully in the stock market rally of 2003, outperforming its benchmarks, the Russell 1000 Value Index and the S&P 500 Index.(2)

The year began in a gloomy mood, but by the end of the first half of the year, the economic outlook had brightened and stocks had rallied strongly from their mid-March lows. However, there was still a great deal of skepticism regarding the future. Economists were worried that the weak labor market would negatively impact the consumer, and that any increases in business investment and capital spending would not be sufficient to compensate for a decline in consumer spending.

In our mid-year report, we cited historically low interest rates, rising personal income, and tax relief to support our prediction that consumer spending would remain strong for the balance of the year and into 2004. We also pointed out that increased merger and acquisition activity indicated that corporate America was once again ready to spend for growth. Our conclusion was, "Looking ahead, we are quite optimistic regarding the economy and stock market." Indeed, consumer spending remained strong, and in the second half of 2003, business investment began contributing to economic growth. Equities investors responded enthusiastically to this good economic news and the leading market indices all closed the year with positive returns.

Our portfolio had positive returns in all eight of the sectors in which it was invested. Our significant overweighting in the consumer discretionary, industrials, and information technology sectors deserves some credit for superior returns, but stock selection was responsible for approximately 65% of the portfolio's relative performance advantage versus the Russell 1000 Value Index.

Four of our top ten performers this year (retailers Best Buy and Home Depot, and homebuilders Centex and Lennar) came from the consumer discretionary sector. Highlighted by the exceptional performance of Laboratory Corp. of America, our healthcare sector investments excelled, more than doubling the return from the benchmark component. Financial services sector holdings, most notably J.P. Morgan Chase, Citigroup and American Express, also contributed to

--------------------------------------------------------------------------------
Average Annual Total Return(1)

                   Partners Portfolio        Russell 1000[RegTM] Value(2)                    S&P 500(2)

1 Year                          35.09%                             30.03%                        28.67%
5 Year                           1.49%                              3.56%                       (0.57%)
Life of Fund                    10.01%                             11.98%                        11.21%
------------------------------------------------------------------------------------------------------
Inception Date               03/22/1994

Comparison of a $10,000 Investment

                  Partners          Russell 1000(R)       S&P 500
                  Portfolio             Value
------------------------------------------------------------------
 3/22/1994          $ 10,000           $ 10,000          $ 10,000
12/31/1994          $  9,770           $  9,656          $ 10,036
12/31/1995          $ 13,333           $ 13,360          $ 13,803
12/31/1996          $ 17,276           $ 16,251          $ 16,970
12/31/1997          $ 22,674           $ 21,969          $ 22,630
12/31/1998          $ 23,629           $ 25,403          $ 29,097
12/31/1999          $ 25,370           $ 27,269          $ 35,218
12/31/2000          $ 25,548           $ 29,182          $ 32,013
12/31/2001          $ 24,826           $ 27,551          $ 28,211
12/31/2002          $ 18,833           $ 23,274          $ 21,978
12/31/2003          $ 25,440           $ 30,263          $ 28,279

                                                   Value as of 12/31/03
           Partners Portfolio                           $ 25,440
           Russell 1000 Value                           $ 30,263
           S&P 500                                      $ 28,279

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The results are compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

returns. Although our technology sector investments underperformed the Russell 1000 Value Index component, our significant overweighting in tech enhanced relative returns. Energy and consumer staples sector investments disappointed. We were underweighted in both these underperforming groups versus the Russell 1000 Value Index, but our holdings lagged their respective benchmark components.

Looking to 2004, we continue to feel constructive about the economy. We do not buy into the theory that the still weak labor market will undermine consumer spending. Employment is a lagging indicator and we believe job growth will accelerate in the year ahead. Although the refinancing boom is over, its benefits (lower mortgage interest costs and stronger household balance sheets) persist. Also, consumers will be getting another small windfall around tax time. Finally, personal income is growing, interest rates remain low, and good deals for the consumer abound.

Although business investment and capital spending may not trend significantly higher until the second half, we believe increased corporate spending will have a very positive impact on the economy in late 2004 and into 2005. Also, with the Japanese economy finally rebounding and Europe slowly coming out of the doldrums, we could see synchronized global growth in 2005.

After the stock market's surprisingly strong performance in 2003, conventional wisdom is that returns will be much more modest in 2004. We think stocks could surprise on the upside again. Recent years' cost cutting and productivity gains have created enormous earnings leverage that we believe could translate into much better than expected earnings gains in the year ahead.

We started the new year with our largest overweightings versus the Russell 1000 Value Index in the consumer discretionary, industrials, healthcare, and technology sectors. We expect consumer discretionary companies in businesses such as retailing, travel, auto and auto parts manufacturing, and homebuilding to lead the market in the first half of 2004 and then hand off growth to industrials in the second half. If the economy and corporate earnings are as strong as we anticipate, we believe the Federal Reserve will tighten in the second half, making less economically sensitive sectors like healthcare and financials (still two of our larger sector weightings) more appealing to investors. Valuations in these sectors are especially compelling, with some of the very best companies in their respective businesses trading at well below market average price/earnings multiples.

Although in general, we believe stocks are still reasonably priced, there are market sectors and individual stocks that have gotten well ahead of near-term fundamentals. So, stock selection will likely be much more critical to returns than in last year's "rising tide lifts all boats" market. Our challenge is to continue to be able to identify high quality fundamental bargains that are mispriced by the market due to short term issues.

Sincerely,

                              /s/ S. Basu Mullick

                                S. BASU MULLICK
                               PORTFOLIO MANAGER

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

1. 35.09%, 1.49% and 10.01% were the average annual total returns for the 1-year, 5-year and since inception (03/22/94) periods ended December 31, 2003. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. The performance information does not reflect fees and expenses of the insurance companies.

2. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Russell 1000[RegTM] Index measures the performance of the 1,000 largest companies in the Russell 3000[RegTM] Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

(C) 2004 Neuberger Berman Management Inc., distributor. All rights reserved.

Schedule of Investments Partners Portfolio

Number of Shares                             Market Value+
Common Stocks (98.2%)

Advertising (1.4%)
  107,000     Omnicom Group                   $ 9,344,310

Auto Related (1.7%)
  169,800     Harley-Davidson                   8,070,594\P
   71,900     Navistar International            3,443,291*
                                              -----------
                                               11,513,885

Auto/Truck Replacement Parts (0.9%)
   71,100     Advanced Auto Parts               5,787,540*

Banking & Financial (7.3%)
  498,900     BISYS Group                       7,423,632*
  128,400     Fannie Mae                        9,637,704
  117,800     Fifth Third Bancorp               6,961,980
  216,700     Merrill Lynch                    12,709,455
  230,900     State Street                     12,025,272
                                              -----------
                                               48,758,043

Broadcasting (1.1%)
  150,700     Clear Channel
                Communications                  7,057,281

Building, Construction & Furnishing (7.0%)
  128,200     Centex Corp.                     13,800,730
  275,200     Home Depot                        9,766,848
  128,100     Lennar Corp.                     12,297,600
   23,800     NVR, Inc.                        11,090,800*
                                              -----------
                                               46,955,978

Building Materials (1.0%)
   69,500     American Standard                 6,998,650*

Capital Goods (1.3%)
  151,900     SPX Corp.                         8,933,239*

Communications (1.0%)
  291,400     Cablevision Systems               6,815,846*\P

Communication Services (0.3%)
   72,200     Scientific-Atlanta                1,971,060

Consumer Cyclicals (5.5%)
  178,500     Best Buy                          9,324,840
  113,000     Black & Decker                    5,573,160
  180,700     Carnival Corp.                    7,179,211
  165,700     Costco Wholesale                  6,160,726*
  262,700     Masco Corp.                       7,200,607
   58,700     Sabre Holdings                    1,267,333
                                              -----------
                                               36,705,877

Consumer Goods & Services (2.4%)
  519,200     Cendant Corp.                    11,562,584*
  178,400     Fairmont Hotels & Resorts         4,841,776
                                              -----------
                                               16,404,360

Consumer Staples (3.5%)
  951,464     Liberty Media                    11,312,907*
  266,000     Viacom Inc. Class B              11,805,080
                                              -----------
                                               23,117,987

Defense (1.6%)
  209,700     L-3 Communications
                Holdings                       10,770,192*

Number of Shares                             Market Value+
Diversified (0.7%)
  992,800     ABB Ltd.                       $  5,031,000*

Energy (2.0%)
  189,800     Cooper Cameron                    8,844,680*
   78,700     Talisman Energy                   4,454,420
                                             ------------
                                               13,299,100

Finance (0.7%)
   49,900     Goldman Sachs                     4,926,627

Financial Services (18.5%)
  235,700     American Express                 11,367,811
    5,800     Berkshire Hathaway Class B       16,327,000*
  347,000     Citigroup Inc.                   16,843,380
  388,600     Concord EFS                       5,766,824*
  156,933     Countrywide Credit
                Industries                     11,903,393
  291,600     General Electric                  9,033,768
  110,500     H & R Block                       6,118,385\P
  410,100     J.P. Morgan Chase                15,062,973\P
  154,600     Lehman Brothers Holdings         11,938,212++
  280,500     PMI Group                        10,443,015
  115,996     XL Capital                        8,995,490
                                             ------------
                                              123,800,251

Food & Beverage (1.4%)
  202,100     PepsiCo, Inc.                     9,421,902

Forest Products & Paper (1.1%)
  113,400     Weyerhaeuser Co.                  7,257,600\P

Health Care (8.7%)
   78,500     Anthem, Inc.                      5,887,500*\P
  222,400     Boston Scientific                 8,175,424*
  304,400     Caremark Rx                       7,710,452*\P
  325,100     Laboratory Corp. of
                America Holdings               12,012,445*
  217,700     McKesson HBOC                     7,001,232
   82,200     Wellpoint Health Networks         7,972,578*
  225,500     Wyeth                             9,572,475
                                             ------------
                                               58,332,106

Health Products & Services (1.0%)
  119,500     Universal Health Services
                Class B                         6,419,540

Insurance (4.5%)
  150,600     Aetna Inc.                       10,177,548\P
  192,000     American International
                Group                          12,725,760
  145,100     Marsh & McLennan                  6,948,839
                                             ------------
                                               29,852,147

Internet (0.6%)
  221,200     Check Point Software
                Technologies                    3,720,584*

Machinery & Equipment (1.0%)
  116,000     Nucor Corp.                       6,496,000

Metals (0.7%)
  119,100     Freeport-McMoRan Copper
                & Gold                          5,017,683


See Notes to Schedule of Investments    5

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Schedule of Investments Partners Portfolio cont'd

Number of Shares
                                          Market Value+
Oil & Gas (2.6%)
  136,300      EOG Resources              $  6,292,971
  242,500      FMC Technologies              5,650,250*
  132,600      Smith International           5,505,552*
                                          ------------
                                            17,448,773

Pharmaceutical (5.2%)
  102,100      AmerisourceBergen Corp.       5,732,915
  495,000      King Pharmaceuticals          7,553,700*
  328,300      Pfizer Inc.                  11,598,839
  336,900      Shire Pharmaceuticals
                 Group ADR                   9,786,945*
                                          ------------
                                            34,672,399

Retail (0.8%)
  226,600      Abercrombie & Fitch           5,599,286*

Semiconductors (0.4%)
  268,900      Taiwan Semiconductor
               Manufacturing ADR             2,753,536*

Software (1.7%)
  227,100      Microsoft Corp.               6,254,334
  236,300      PeopleSoft, Inc.              5,387,640*
                                          ------------
                                            11,641,974

Technology (8.6%)
  235,900      Computer Sciences            10,433,857*\P
1,043,800      Compuware Corp.               6,304,552*
  126,300      IBM                          11,705,484
  329,200      InterActiveCorp              11,169,756*\P
  103,500      Lexmark International
                 Group                       8,139,240*
  564,700      Nokia Corp. ADR               9,599,900
                                          ------------
                                            57,352,789

Transportation (2.0%)
  126,000      Frontline Ltd.                3,260,576
  173,200      Teekay Shipping               9,877,596
                                          ------------
                                            13,138,172

Total Common Stocks
(Cost $519,727,758)                        657,315,717
                                          ------------

Principal Amount                                                  Market Value+
Short-Term Investments (6.5%)
$29,135,300                           N&B Securities Lending
                                        Quality Fund, LLC         $ 29,135,300++
 14,346,455                           Neuberger Berman
                                        Institutional Cash Fund
                                        Trust Class                 14,346,455@
                                                                  ------------

Total Short-Term Investments
(Cost $43,481,755)                                                  43,481,755#
                                                                  ------------

Total Investments (104.7%)
(Cost $563,209,513)                                                700,797,472##

Liabilities, less cash, receivables
and other assets [(4.7%)]                                          (31,158,119)

                                                                  ------------
Total Net Assets (100.0%)                                         $669,639,353
                                                                  ------------


See Notes to Schedule of Investments    6

Notes to Schedule of Investments Partners Portfolio

+ Investment securities of the Fund are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2003, the cost of investments for U.S. Federal income tax purposes was $567,541,320. Gross unrealized appreciation of investments was $136,652,963 and gross unrealized depreciation of investments was $3,396,811, resulting in net unrealized appreciation of $133,256,152, based on cost for U.S. Federal income tax purposes.

*  Non-income producing security.

\P All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

@ Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).

++   Affiliated issuer (see Note A of Notes to Financial Statements).


See Notes to Financial Statements       7

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Statement of Assets and Liabilities

                                                                                            Partners
Neuberger Berman Advisers Management Trust                                                 Portfolio
Assets
  Investments in securities, at market value*+ (Note A)-see Schedule of Investments:
====================================================================================================
  Unaffiliated issuers                                                                $  645,377,505
----------------------------------------------------------------------------------------------------
  Non-controlled affiliated issuers                                                       55,419,967
====================================================================================================
                                                                                         700,797,472
----------------------------------------------------------------------------------------------------
  Dividends and interest receivable                                                          398,776
====================================================================================================
  Receivable for Fund shares sold                                                             71,967
----------------------------------------------------------------------------------------------------
  Prepaid expenses and other assets                                                           22,336
====================================================================================================
Total Assets                                                                             701,290,551
====================================================================================================
Liabilities
  Payable for collateral on securities loaned (Note A)                                    29,135,300
====================================================================================================
  Payable for securities purchased                                                         1,014,994
----------------------------------------------------------------------------------------------------
  Payable for Fund shares redeemed                                                           823,868
====================================================================================================
  Payable to investment manager (Note B)                                                     283,860
----------------------------------------------------------------------------------------------------
  Payable to administrator (Note B)                                                          161,738
====================================================================================================
  Accrued expenses and other payables                                                        231,438
====================================================================================================
Total Liabilities                                                                         31,651,198
====================================================================================================
Net Assets at value                                                                   $  669,639,353
====================================================================================================
Net Assets consist of:
  Paid-in capital                                                                     $  638,402,379
====================================================================================================
  Undistributed (distributions in excess of) net investment income                            59,567
----------------------------------------------------------------------------------------------------
  Accumulated net realized gains (losses) on investments                                (106,410,653)
====================================================================================================
  Net unrealized appreciation (depreciation) in value of investments                     137,588,060
====================================================================================================
Net Assets at value                                                                   $  669,639,353
====================================================================================================
Shares Outstanding ($.001 par value; unlimited shares authorized)                         43,471,605
====================================================================================================
Net Asset Value, offering and redemption price per share                              $        15.40
====================================================================================================
+Securities of unaffiliated issuers on loan, at market value                          $   28,118,814
====================================================================================================
*Cost of investments:
  Unaffiliated issuers                                                                $  510,533,257
----------------------------------------------------------------------------------------------------
  Non-controlled affiliated issuers                                                       52,676,256
====================================================================================================
Total cost of investments                                                             $  563,209,513
====================================================================================================


See Notes to Financial Statements       8

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2003

Statement of Operations

                                                                                                Partners
Neuberger Berman Advisers Management Trust                                                     Portfolio
Investment Income
Income:
Dividend income-unaffiliated issuers                                                        $  5,088,826
========================================================================================================
Dividend income-non-controlled affiliated issuers                                                 71,796
--------------------------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Note A)                                           110,840
========================================================================================================
Income from securities loaned-net (Note A)                                                       119,227
--------------------------------------------------------------------------------------------------------
Foreign taxes withheld (Note A)                                                                  (17,224)
========================================================================================================
Total income                                                                                   5,373,465
========================================================================================================
Expenses:
Investment management fee (Notes A & B)                                                        3,140,431
========================================================================================================
Administration fee (Note B)                                                                    1,771,759
--------------------------------------------------------------------------------------------------------
Audit fees                                                                                        36,475
========================================================================================================
Custodian fees (Note B)                                                                          159,552
--------------------------------------------------------------------------------------------------------
Insurance expense                                                                                 14,092
========================================================================================================
Legal fees                                                                                        84,963
--------------------------------------------------------------------------------------------------------
Shareholder reports                                                                              102,741
========================================================================================================
Trustees' fees and expenses                                                                       29,520
--------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                     20,696
========================================================================================================
Total expenses                                                                                 5,360,229
Investment management fee waived (Note A)                                                        (12,688)
Expenses reduced by custodian fee expense offset and commission recapture arrangements           (33,624)
  (Note B)
========================================================================================================
Total net expenses                                                                             5,313,917
========================================================================================================
Net investment income (loss)                                                                      59,548
========================================================================================================
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold                                        (8,891,356)
========================================================================================================
Net realized gain (loss) on foreign currency (Note A)                                                 19
========================================================================================================
Change in net unrealized appreciation (depreciation) in value of:
   Investment securities (Note A)                                                            186,593,158
--------------------------------------------------------------------------------------------------------
   Foreign currency (Note A)                                                                         101
========================================================================================================
Net gain (loss) on investments                                                               177,701,922
========================================================================================================
Net increase (decrease) in net assets resulting from operations                             $177,761,470
========================================================================================================


See Notes to Financial Statements       9

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Statement of Changes in Net Assets


                                                                                             Partners Portfolio
                                                                                   ----------------------------------
Neuberger Berman Advisers Management Trust                                                    Year Ended December 31,
                                                                                             2003                2002
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                                       $       59,548      $      315,258
=====================================================================================================================
Net realized gain (loss) on investments                                                (8,891,337)        (67,079,570)
---------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                   186,593,259        (120,966,611)
=====================================================================================================================
Net increase (decrease) in net assets resulting from operations                       177,761,470        (187,730,923)
=====================================================================================================================
Distributions to Shareholders From:
Net investment income                                                                          --          (3,518,207)
=====================================================================================================================
Tax return of capital                                                                          --            (169,184)
=====================================================================================================================
Total distributions to shareholders                                                            --          (3,687,391)
=====================================================================================================================
From Fund Share Transactions:
Proceeds from shares sold                                                             253,815,477         285,008,522
=====================================================================================================================
Proceeds from reinvestment of dividends and distributions                                      --           3,687,391
---------------------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                                         (284,495,806)       (370,105,497)
=====================================================================================================================
Net increase (decrease) from Fund share transactions                                  (30,680,329)        (81,409,584)
=====================================================================================================================
Net Increase (Decrease) in Net Assets                                                 147,081,141        (272,827,898)
Net Assets:
Beginning of year                                                                     522,558,212         795,386,110
=====================================================================================================================
End of year                                                                        $  669,639,353      $  522,558,212
=====================================================================================================================
Undistributed (distributions in excess of) net investment income at end of year    $       59,567      $           --
=====================================================================================================================
Number of Fund Shares:
Sold                                                                                   20,169,797          22,064,366
=====================================================================================================================
Issued on reinvestment of dividends and distributions                                          --             252,042
---------------------------------------------------------------------------------------------------------------------
Redeemed                                                                              (22,548,108)        (29,140,997)
=====================================================================================================================
Net increase (decrease) in shares outstanding                                          (2,378,311)         (6,824,589)
=====================================================================================================================


See Notes to Financial Statements      10

Notes to Financial Statements Partners Portfolio

Note A--Summary of Significant Accounting Policies:

1 General: Partners Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series of the Trust belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and are stated separately in the Statement of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investment securities sold are proceeds from the settlement of class action litigations in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2003 was $391,888.

5 Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

6 Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($9,141,747, $72,177,018 and $20,760,081 expiring in 2009, 2010 and 2011, respectively, determined as of December 31, 2003), it is the policy of the Fund not to distribute such gains.

The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions paid during the years ended December 31, 2003 and 2002 were as follows:

Distributions Paid From:
                                         Long-Term              Tax Return
             Ordinary Income           Capital Gain             of Capital                  Total
          2003            2002       2003       2002       2003          2002       2003            2002
          $  -      $3,518,207       $  -       $  -       $  -      $169,184       $  -      $3,687,391

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

  Undistributed       Unrealized             Loss
       Ordinary     Appreciation    Carryforwards
         Income   (Depreciation)    and Deferrals          Total
        $59,567     $133,256,253    $(102,078,846)   $31,236,974

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 Expense allocation: Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment adviser, that are not directly attributed to a Series or the Trust, are allocated among the Funds and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more

Notes to Financial Statements Partners Portfolio cont'd

appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9 Security lending: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Neuberger guarantees a minimum revenue to the Fund under the Agreement, and receives a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee. At December 31, 2003, the Fund had not paid Neuberger any fees under the Agreement.

Prior to April 17, 2003, the Fund had a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund received cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invested the cash collateral in the investment vehicle. Income earned on the investment vehicle was paid to Morgan monthly. The Fund received a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions.

Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption Income from securities loaned-net.

10 Transactions with other funds managed by Neuberger Berman Management Inc.:
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same officers and Trustees as the Fund. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that the Fund invests in the Cash Fund, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund on those assets. For the year ended December 31, 2003, such waived fees amounted to $12,688. For the year ended December 31, 2003, income earned on this investment is reflected in the Statement of Operations under the caption Income from investments in affiliated issuers.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

The Trustees of the Trust adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2006 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2003, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2009 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2003, there was no reimbursement to Management under this agreement. At December 31, 2003, the Fund has no contingent liability to Management under this agreement.

On October 31, 2003, Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, became indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company (the "Transaction"). Upon completion of the Transaction, the Trust's management and sub-advisory agreements automatically terminated. To provide for continuity of management, the shareholders of the Fund voted on September 23, 2003, to approve new management and sub-advisory agreements, which took effect upon closing of the Transaction (see Report of Votes of Shareholders). At December 31, 2003, the Fund owned shares of Lehman. Income earned on these shares is reflected in the Statement of Operations under the caption Dividend income-non controlled affiliated issuers. The Trust intends that this position will be liquidated on or before April 30, 2004. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

Notes to Financial Statements Partners Portfolio cont'd

On July 1, 2003, the Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction of $33,442.

The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $182.

Note C--Securities Transactions:

During the year ended December 31, 2003, there were purchase and sale transactions (excluding short-term securities) of $438,833,424 and $478,773,300, respectively.

During the year ended December 31, 2003, brokerage commissions on securities transactions amounted to $1,475,295, of which Neuberger received $735,587, Lehman received $89,467, and other brokers received $650,241.

Note D--Line of Credit:

At December 31, 2003, the Fund was a participant in a single committed, unsecured $150,000,000 ($200,000,000 prior to September 26, 2003) line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $150,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2003, nor had the Fund utilized this line of credit at any time prior to that date.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Financial Highlights Partners Portfolio+

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.++

                                                                                      Year Ended December 31,
                                                                      -----------------------------------------------------
                                                                        2003       2002        2001        2000        1999
Net Asset Value, Beginning of Year                                    $11.40     $15.10      $16.17      $19.64      $18.93
                                                                      ------     ------      ------      ------      ------
Income From Investment Operations
Net Investment Income (Loss)                                             .00        .01         .06         .07         .11
Net Gains or Losses on Securities (both realized and unrealized)        4.00      (3.64)       (.50)       (.20)       1.23
                                                                      ------     ------      ------      ------      ------
Total From Investment Operations                                        4.00      (3.63)       (.44)       (.13)       1.34
                                                                      ------     -------     ------      ------      ------
Less Distributions
From Net Investment Income                                                --       (.07)       (.06)       (.15)       (.23)
From Net Capital Gains                                                    --         --        (.57)      (3.19)       (.40)
                                                                      ------     ------      ------      ------      ------
Total Distributions                                                       --       (.07)       (.63)      (3.34)       (.63)
                                                                      ------     ------      ------      ------      ------
Net Asset Value, End of Year                                          $15.40     $11.40      $15.10      $16.17      $19.64
                                                                      ------     ------      ------      ------      ------
Total Return++                                                        +35.09%    -24.14%      -2.83%      +0.70%      +7.37%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)                                 $669.6     $522.6      $795.4      $808.3      $989.5
Ratio of Gross Expenses to Average Net Assets#                           .91%       .91%        .87%        .92%        .87%
Ratio of Net Expenses to Average Net Assets[sec]                         .90%       .91%        .87%        .92%        .87%
Ratio of Net Investment Income (Loss) to Average Net Assets              .01%       .05%        .43%        .42%        .57%
Portfolio Turnover Rate                                                   76%        53%         74%         97%        112%


See Notes to Financial Highlights      16

Notes to Financial Highlights Partners Portfolio

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Partners Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset and commission recapture arrangements.

++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

[sec] After waiver of a portion of the investment management fee. Had Management not undertaken such action the annualized ratio of net expenses to average daily net assets would have been:

        Year Ended
 December 31, 2003
             0.90%

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Partners Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Partners Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Partners Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP


Boston, Massachusetts
February 6, 2004

Trustees and Officers (Unaudited)

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

                                                                                   Number of
                                                                                 Portfolios in
                               Position and                                      Fund Complex
    Independent Trustees      Length of Time                                      Overseen by  Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)        Principal Occupation(s) (3)       Trustee             Complex by Trustee
John Cannon (73)             Trustee since    Consultant. Formerly, Chairman          37       Independent Trustee or Director of
                             2000             and Chief Investment Officer,                    three series of Oppenheimer Funds:
                                              CDC Capital Management                           Limited Term New York Municipal
                                              (registered investment adviser),                 Fund, Rochester Fund Municipals,
                                              1993-January 1999; prior thereto,                and Oppenheimer Convertible
                                              President and Chief Executive                    Securities Fund since 1992.
                                              Officer, AMA Investment
                                              Advisors, an affiliate of the
                                              American Medical Association.

Faith Colish (68)            Trustee since    Counsel, Carter Ledyard &               37       Director, American Bar Retirement
                             1984             Milburn LLP (law firm) since                     Association (ABRA) since 1997
                                              October 2002; Formerly,                          (not-for-profit membership
                                              Attorney-at-Law and President,                   association).
                                              Faith Colish, A Professional
                                              Corporation, 1980 to 2002.

Walter G. Ehlers (70)        Trustee since    Consultant; Retired President           37       None.
                             1989             and Trustee, Teachers Insurance
                                              & Annuity (TIAA) and College
                                              Retirement Equities Fund
                                              (CREF).

C. Anne Harvey (66)          Trustee since    Consultant, C. A. Harvey                37       Formerly, Member, Individual
                             1998             Associates, since June 2001;                     Investors Advisory Committee to the
                                              Formerly, Director, AARP, 1978                   New York Stock Exchange Board of
                                              to December 2001.                                Directors, 1998 to June 2002;
                                                                                               President, Board of Associates to
                                                                                               The National Rehabilitation
                                                                                               Hospital's Board of Directors, 2002;
                                                                                               Member, American Savings
                                                                                               Education Council's Policy Board
                                                                                               (ASEC), 1998-2000; Member,
                                                                                               Executive Committee, Crime
                                                                                               Prevention Coalition of America,
                                                                                               1997-2000.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

                                                                                   Number of
                                                                                 Portfolios in
                               Position and                                      Fund Complex
    Independent Trustees      Length of Time                                      Overseen by  Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)         Principal Occupation(s) (3)      Trustee              Complex by Trustee
Barry Hirsch (70)            Trustee since    Attorney-at-Law. Senior                 37       None.
                             2000             Counsel, Loews Corporation
                                              (diversified financial corporation)
                                              May 2002 until April 2003; prior
                                              thereto, Senior Vice President,
                                              Secretary and General Counsel,
                                              Loews Corporation.

Robert A. Kavesh (76)        Trustee since    Marcus Nadler Professor of              37       Director, DEL Laboratories, Inc.
                             2000             Finance and Economics                            (cosmetics and pharmaceuticals)
                                              Emeritus, New York University,                   since 1978; The Caring Community
                                              Stern School of Business.                        (not-for-profit).

Howard A. Mileaf (67)        Trustee since    Retired. Formerly, Vice                 37       Director, WHX Corporation
                             1999             President and Special Counsel,                   (holding company) since August
                                              WHX Corporation (holding                         2002; Director, WebFinancial
                                              company), 1993-2001.                             Corporation (holding company)
                                                                                               since December 2002; Director, State
                                                                                               Theatre of New Jersey (not-for-
                                                                                               profit theater), since 2000; Formerly
                                                                                               Director, Kevlin Corporation
                                                                                               (manufacturer of microwave and
                                                                                               other products).

John P. Rosenthal (71)       Trustee since    Senior Vice President, Burnham          37       Director, 92nd Street Y (non-profit),
                             2000             Securities Inc. (a registered                    since 1967; Formerly, Director,
                                              broker-dealer) since 1991.                       Cancer Treatment Holdings, Inc.

William E. Rulon (71)        Trustee since    Retired. Senior Vice President,         37       Director, Pro-Kids Golf and
                             2000             Foodmaker, Inc. (operator and                    Learning Academy (teach golf and
                                              franchiser of restaurants) until                 computer usage to "at risk"
                                              January 1997.                                    children), since 1998; Director,
                                                                                               Prandium, Inc. (restaurants) from
                                                                                               March 2001 until July 2002.

Cornelius T. Ryan (72)       Trustee since    Founding General Partner,               37       Director, Capital Cash Management
                             2000             Oxford Partners and Oxford                       Trust (money market fund),
                                              Bioscience Partners (venture                     Narragansett Insured Tax-Free
                                              capital partnerships) and                        Income Fund, Rocky Mountain
                                              President, Oxford Venture                        Equity Fund, Prime Cash Fund,
                                              Corporation.                                     several private companies and
                                                                                               QuadraMed Corporation
                                                                                               (NASDAQ).

Trustees and Officers (Unaudited) cont'd

                                                                                   Number of
                                                                                 Portfolios in
                               Position and                                      Fund Complex
    Independent Trustees      Length of Time                                      Overseen by  Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)        Trustee             Complex by Trustee
Tom Decker Seip (53)         Trustee since    General Partner, Seip                   37       Director, H&R Block, Inc. (financial
                             2000             Investments LP (a private                        services company) since May 2001;
                                              investment partnership);                         Formerly, Director, General Magic
                                              President and CEO, Westaff,                      (voice recognition software), 2001-
                                              Inc. (temporary staffing), May                   2002; Director, Forward
                                              2001 to January 2002; Senior                     Management, Inc. (asset
                                              Executive at the Charles                         management) since 2001; Formerly,
                                              Schwab Corporation from 1983                     Director, E-Finance Corporation
                                              to 1999, including Chief                         (credit decisioning services), 1999-
                                              Executive Officer, Charles                       2003; Director, Save-Daily.com
                                              Schwab Investment                                (micro investing services), 1999-
                                              Management, Inc. and Trustee,                    2003; Director, Offroad Capital Inc.
                                              Schwab Family of Funds and                       (pre-public internet commerce
                                              Schwab Investments from 1997                     company).
                                              to 1998 and Executive Vice
                                              President-Retail Brokerage,
                                              Charles Schwab Investment
                                              Management from 1994 to
                                              1997.

Candace L. Straight (56)     Trustee since    Private investor and consultant         37       Director, Providence Washington
                             1999             specializing in the insurance                    (property and casualty insurance
                                              industry; Formerly, Advisory                     company), since December 1998;
                                              Director, Securitas Capital LLC                  Director, Summit Global Partners
                                              (a global private equity                         (insurance brokerage firm) since
                                              investment firm dedicated to                     October 2000.
                                              making investments in the
                                              insurance sector), 1998 until
                                              December 2002.

Peter P. Trapp (59)          Trustee since    Regional Manager for Atlanta            37       None.
                             1984             Region, Ford Motor Credit
                                              Company since August 1997;
                                              prior thereto, President, Ford
                                              Life Insurance Company, April
                                              1995 until August 1997.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

                                                                                   Number of
                                                                                 Portfolios in
      Trustees who are         Position and                                      Fund Complex
    "Interested Persons"      Length of Time                                      Overseen by  Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)        Trustee             Complex by Trustee
Edward I. O'Brien* (75)      Trustee since    Formerly, Member, Investment            37       Director, Legg Mason, Inc. (financial
                             2000             Policy Committee, Edward                         services holding company), since
                                              Jones, 1993-2001; President,                     1993; Director, Boston Financial
                                              Securities Industry Association                  Group (real estate and tax shelters)
                                              ("SIA") (securities industry's                   1993-1999.
                                              representative in government
                                              relations and regulatory matters
                                              at the federal and state levels)
                                              1974-1992; Adviser to SIA,
                                              November 1992-November
                                              1993.

Jack L. Rivkin* (63)         President and    Executive Vice President,               37       Director, Dale Carnegie and
                             Trustee since    Neuberger Berman Inc.                            Associates, Inc. (private company)
                             December         (holding company) since 2002;                    since 1998; Director, Emagin Corp.
                             2002             Executive Vice President and                     (public company) since 1997;
                                              Chief Investment Officer,                        Director, Solbright, Inc. (private
                                              Neuberger Berman since 2002                      company) since 1998; Director,
                                              and 2003, respectively; Head of                  Infogate, Inc. (private company)
                                              Research and Research Sales                      since 1997.
                                              and Trading Departments of
                                              Neuberger Berman since 2002;
                                              Director and Chairman, NB
                                              Management since December
                                              2002; Formerly, Executive Vice
                                              President, Citigroup
                                              Investments, Inc. from
                                              September 1995 to February
                                              2002; Executive Vice President,
                                              Citigroup Inc. from September
                                              1995 to February 2002.

Trustees and Officers (Unaudited) cont'd

                                                                                   Number of
                                                                                 Portfolios in
      Trustees who are         Position and                                      Fund Complex
    "Interested Persons"      Length of Time                                      Overseen by  Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)        Trustee             Complex by Trustee
Peter E. Sundman* (44)       Chairman of      Executive Vice President,               37       Executive Vice President, Neuberger
                             the Board,       Neuberger Berman since 1999;                     Berman Inc. (holding company)
                             Chief            Formerly, Principal, Neuberger                   since 1999 and Formerly, Director
                             Executive        Berman from 1997 until 1999;                     from October 1999 through March
                             Officer and      Senior Vice President, NB                        2003; President and Director, NB
                             Trustee since    Management from 1996 until                       Management since 1999; Head of
                             2000;            1999.                                            Neuberger Berman Inc.'s Mutual
                             President and                                                     Funds and Institutional Business
                             Chief                                                             since 1999; Director and Vice
                             Executive                                                         President, Neuberger & Berman
                             Officer from                                                      Agency, Inc. since 2000; Trustee,
                             1998 to 2000                                                      Frost Valley YMCA.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
     (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Information about the Officers of the Trust


                                       Position and
 Name, Age, and Address (1)      Length of Time Served (2)                    Principal Occupation(s) (3)
 Claudia A. Brandon (47)     Secretary since 1985             Vice President, Neuberger Berman since 2002 and
                                                              employee since 1999; Vice President-Mutual Fund Board
                                                              Relations, NB Management since 2000; Vice President,
                                                              NB Management from 1986 to 1999; Secretary,
                                                              ten registered investment companies for which
                                                              NB Management acts as investment manager and
                                                              administrator (four since 2002 and three since 2003).

 Robert Conti (47)           Vice President since 2000        Senior Vice President, Neuberger Berman since 2003;
                                                              Vice President, Neuberger Berman from 1999 until 2003;
                                                              Senior Vice President, NB Management since 2000;
                                                              Controller, NB Management until 1996; Treasurer,
                                                              NB Management from 1996 until 1999; Vice President,
                                                              ten registered investment companies for which NB
                                                              Management acts as investment manager and
                                                              administrator (three since 2000, four since 2002 and
                                                              three since 2003).

 Brian P. Gaffney (50)       Vice President since 2000        Managing Director, Neuberger Berman since 1999;
                                                              Senior Vice President, NB Management since 2000;
                                                              Vice President, NB Management from 1997 until 1999;
                                                              Vice President, ten registered investment companies for
                                                              which NB Management acts as investment manager and
                                                              administrator (three since 2000, four since 2002 and three since 2003).

 Sheila R. James (38)        Assistant Secretary since 2002   Employee, Neuberger Berman since 1999; Employee,
                                                              NB Management from 1991 to 1999; Assistant Secretary,
                                                              ten registered investment companies for which NB
                                                              Management acts as investment manager and
                                                              administrator (seven since 2002 and three since 2003).

 Kevin Lyons (48)            Assistant Secretary since        Employee, Neuberger Berman since 1999; Employee,
                             March 2003                       NB Management from 1993 to 1999; Assistant Secretary,
                                                              ten registered investment companies for which NB
                                                              Management acts as investment manager and
                                                              administrator (since 2003).

 John M. McGovern (33)       Assistant Treasurer since 2002   Employee, NB Management since 1993; Assistant
                                                              Treasurer, ten registered investment companies for which
                                                              NB Management acts as investment manager and
                                                              administrator (seven since 2002 and three since 2003).

Trustees and Officers (Unaudited) cont'd

                                         Position and
 Name, Age, and Address (1)        Length of Time Served (2)                      Principal Occupation(s) (3)
 Barbara Muinos (45)         Treasurer and Principal Financial    Vice President, Neuberger Berman since 1999; Assistant
                             and Accounting Officer since 2002;   Vice President, NB Management from 1993 to 1999;
                             prior thereto, Assistant Treasurer   Treasurer and Principal Financial and Accounting
                             since 1996                           Officer, ten registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator (seven since 2002 and three since 2003);
                                                                  Assistant Treasurer of three registered investment
                                                                  companies for which NB Management acts as investment
                                                                  manager and administrator from 1996 until 2002.

 Frederic B. Soule (57)      Vice President since 2000            Senior Vice President, Neuberger Berman since 2003;
                                                                  Vice President; Neuberger Berman from 1999 until 2003;
                                                                  Vice President, NB Management from 1995 until 1999;
                                                                  Vice President, ten registered investment companies for
                                                                  which NB Management acts as investment manager and
                                                                  administrator (three since 2000, four since 2002 and three since 2003).

 Trani Jo Wyman (34)         Assistant Treasurer since 2002       Employee, NB Management since 1991; Assistant
                                                                  Treasurer, ten registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator (seven since 2002 and three since 2003).

-------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Report of Votes of Shareholders (Unaudited)

A special meeting of shareholders of Neuberger Berman Advisers Management Trust Partners Portfolio (the "Fund") was held on September 23, 2003. Upon completion of the acquisition of Neuberger Berman Inc. by Lehman Brothers Holdings Inc. (the "Transaction"), the management agreement between the Trust, on behalf of the Fund, and Neuberger Berman Management Inc. ("NB Management"), and the sub-advisory agreement with respect to the Trust and each Fund, between NB Management and Neuberger Berman, LLC automatically terminated. To provide for continuity of management, the shareholders of the Fund voted on the following matters, which became effective upon completion of the Transaction on October 31, 2003:

Proposal 1-To Approve a New Management Agreement between the Trust, on behalf of the Fund, and NB Management

    Votes For     Votes Against   Abstentions*
 34,904,925.433   1,205,170.494   2,589,809.341

Proposal 2-To Approve a New Sub-Advisory Agreement with respect to the Trust and each Fund, between NB Management and Neuberger Berman, LLC

    Votes For     Votes Against   Abstentions*
 34,819,388.244   1,267,148.251   2,613,368.773

* Abstentions were counted as shares that were present and entitled to vote for purposes of determining a quorum and had a negative effect on the proposals.


                                       26
______________________________________________________________________________

Annual Report
December 31, 2003

B1012 02/04

[LOGO]

Neuberger Berman
Advisers
Management
Trust

Regency
Portfolio

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Regency Portfolio Manager's Commentary

We are pleased to report that the AMT Regency Portfolio delivered strong positive returns in 2003, although it slightly underperformed its benchmarks, the Russell Midcap and Russell Midcap Value Index.(2)

In early 2003, few would have predicted that by year's end, the economy would be roaring and the leading stock market indices would have gained 25% or more. We confess to being pleasantly surprised by the economy and stock market's strong showing, but are not surprised at all that our portfolio of what we believe to be high quality companies, trading at below market average valuations, participated in the market rebound.

The AMT Regency Portfolio had positive returns in eight of the nine sectors in which it was invested, with the only loss coming in the materials sector, where the one stock we owned declined. Our holdings outperformed benchmark components in five of the nine sector categories. Financials sector investments, primarily property and casualty insurers and regional banks, made the largest contribution to portfolio returns, followed by holdings in the consumer discretionary, health care, and energy sectors. Consumer discretionary and energy holdings had positive impacts on relative returns. We were overweighted in both these sectors and our investments significantly outperformed benchmark sector components.

Our tech sector holdings performed exceptionally well, gaining more than 75% for the year. However, our substantial underweighting in tech (approximately one-third of the benchmark's weighting), diminished relative returns.

We started the new year with the portfolio significantly overweighted in healthcare and energy, the two sectors in which we are finding the most compelling values. Our healthcare sector assets are concentrated in hospital companies and HMOs with healthy balance sheets, stable cash flows, high returns on equity, and realistic prospects for consistent double-digit earnings growth in the years ahead. Because investors have been enamored of stocks in the most economically sensitive sectors, healthcare services stocks lagged the market and still trade at well below market average multiples. With the pace of economic growth likely to moderate in the year ahead, we believe that patient


------------------------------------------------------------------------------------------------------
Average Annual Total Return(1)

                    Regency Portfolio     Russell Midcap[RegTM] Value(2)      Russell Midcap[RegTM](2)

1 Year                         35.84%                             38.07%                        40.06%
Life of Fund                    8.46%                              9.93%                         8.26%
------------------------------------------------------------------------------------------------------
Inception Date               08/22/2001

Comparison of a $10,000 Investment

                     Regency      Russell Midcap (R)
                   Portfolio                 Value        Russell Midcap (R)
                   --------------------------------------------------------
 8/22/2001          $ 10,000              $ 10,000                $ 10,000
 9/30/2001          $  9,020              $  8,949                $  8,767
12/31/2001          $  9,970              $ 10,025                $ 10,275
 3/31/2002          $ 10,431              $ 10,817                $ 10,711
 6/30/2002          $ 10,040              $ 10,312                $  9,689
 9/30/2002          $  8,567              $  8,460                $  7,980
12/31/2002          $  8,918              $  9,058                $  8,612
 3/31/2003          $  8,697              $  8,691                $  8,408
 6/30/2003          $  9,980              $ 10,246                $  9,944
 9/30/2003          $ 10,561              $ 10,855                $ 10,583
12/31/2003          $ 12,114              $ 12,507                $ 12,062

                                         Value as of 12/31/03
Regency Portfolio                             $12,114
Russell Midcap(R) Value                       $12,507
Russell Midcap(R)                             $12,062

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The results are compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

investors in less economically sensitive industry groups, such as healthcare, will be rewarded.

Our energy holdings consist of a diversified group of what we believe to be high quality exploration and production companies. Investors today are reluctant to buy even the highest quality energy stocks based on the fear that oil prices are unsustainably high. We agree that $30-plus oil is unlikely to persist indefinitely, but by our estimates, our energy holdings are already discounting prices closer to $22 per barrel. We currently believe $25 per barrel is a realistic long run price for oil, given the higher finding costs the majors are experiencing and the thirst for oil from growing economies such as China. Our energy holdings enjoy below average finding and development costs, strong balance sheets, conservative managements and large prospect inventories. We believe these desirable characteristics will enable them to continue to grow reserves and production even in the face of a declining commodity price and should ultimately result in significant stock price appreciation.

We are bottom-up stock pickers, not economists or market forecasters. However, since our shareholders seem to appreciate our opinions on the economy and market, we will oblige. The recovery appears sustainable, but we expect the rate of economic expansion to slow considerably from the torrid pace of second-half 2003. The consensus is calling for 4%-4.5% GDP growth in 2004. We think that is reasonable. How much more progress stocks will make as economic growth levels out is a question mark. Our fear is that current equity valuations reflect higher economic and earnings expectations than may be justified. Stocks in the most economically sensitive industry groups, such as technology, materials and industrials (and particularly the lower quality companies in these sectors), which now trade at very high multiples, appear to be the most vulnerable. This year's laggards, high quality companies in less economically sensitive groups such as healthcare, energy, and financials, are much more reasonably valued and do not require a robust economy to grow cash flow and earnings at attractive rates.

Regardless of what the stock market has in store for us this year, we believe that over the longer term, a portfolio of the highest quality companies trading at below market average multiples will produce superior returns. Put another way, we are confident that buying the best for less will continue to be productive.

Sincerely,

                              /s/ Andrew Wellington
                              ---------------------
                               ANDREW WELLINGTON
                               PORTFOLIO MANAGER

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

1. 35.84% and 8.46% were the average annual total returns for the 1-year and since inception (08/22/01) periods ended December 31, 2003. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. The performance information does not reflect fees and expenses of the insurance companies.

2. The Russell Midcap[RegTM] Value Index measures the performance of those Russell Midcap[RegTM] Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000[RegTM] Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

(C) 2004 Neuberger Berman Management Inc., distributor. All rights reserved.

Schedule of Investments Regency Portfolio

Number of Shares
                                                Market Value+
Common Stocks (95.7%)
Automotive (3.5%)
  6,300             Johnson Controls              $  731,556\P
 22,200             Lear Corp.                     1,361,526
                                                  ----------
                                                   2,093,082
Auto/Truck Replacement Parts (1.8%)
 12,800             Borg-Warner Automotive         1,088,896
Banking (3.0%)
 22,600             North Fork Bancorp               914,622
 17,000             TCF Financial                    872,950
                                                  ----------
                                                   1,787,572
Banking & Financial (7.6%)
 39,700             Charter One Financial          1,371,635
 32,500             First Tennessee National       1,433,250
 40,400             IndyMac Bancorp                1,203,516
 17,300             Southtrust Corp.                 566,229
                                                  ----------
                                                   4,574,630
Business Services (2.3%)
 29,400             Manpower Inc.                  1,384,152
Consumer Goods & Services (1.5%)
 12,300             Mohawk Industries                867,642*
Consumer Products & Services (1.2%)
 29,100             Viad Corp.                       727,500
Energy (0.5%)
 15,200             Pepco Holdings                   297,008
Financial Services (9.8%)
 17,200             Ambac Financial Group          1,193,508
 13,300             Bear Stearns                   1,063,335
 17,500             CIT Group                        629,125
 15,200             Federated Investors              446,272
 33,750             GreenPoint Financial           1,192,050
 27,800             Radian Group                   1,355,250
                                                  ----------
                                                   5,879,540
Food & Beverage (5.5%)
 46,200             Constellation Brands           1,521,366*
 80,400             Del Monte Foods                  836,160*
 38,500             Fresh Del Monte Produce          917,455
                                                  ----------
                                                   3,274,981
Health Care (7.6%)
 14,900             Anthem, Inc.                   1,117,500*\P
 22,500             Davita, Inc.                     877,500*
 22,500             Laboratory Corp. of
                    America Holdings                 831,375*
 21,800             Omnicare, Inc.                   880,502
 24,900             WellChoice Inc.                  859,050*
                                                  ----------
                                                   4,565,927


Number of Shares                                Market Value+
Health Products & Services (7.5%)
 33,600             Oxford Health Plans           $1,461,600
  9,400             Quest Diagnostics                687,234
 41,900             Triad Hospitals                1,394,013*
 17,400             Universal Health Services
                    Class B                          934,728
                                                  ----------
                                                   4,477,575
Industrial Goods & Services (0.9%)
  5,500             American Standard                553,850*
Insurance (8.8%)
 17,700             Loews Corp.                      875,265
 18,200             PartnerRe Ltd.                 1,056,510
 30,200             PMI Group                      1,124,346
 28,700             RenaissanceRe Holdings         1,407,735
 10,000             XL Capital                       775,500
                                                  ----------
                                                   5,239,356
Manufacturing (1.9%)
 19,600             SPX Corp.                      1,152,676*
Oil & Gas (11.8%)
  3,576             Apache Corp.                     290,013
 20,900             EOG Resources                    964,953
 16,400             Equitable Resources              703,888
  4,600             Murphy Oil                       300,426
 38,300             Pioneer Natural Resources      1,222,919*
 24,400             Sunoco, Inc.                   1,248,060
 20,200             Talisman Energy                1,143,320
 41,966             XTO Energy                     1,187,638
                                                  ----------
                                                   7,061,217
Recreational Equipment (1.0%)
 18,300             Brunswick Corp.                  582,489\P
Restaurants (1.5%)
 43,000             Darden Restaurants               904,720
Retail (7.1%)
 42,700             Foot Locker                    1,001,315
 29,000             Liz Claiborne                  1,028,340
  7,100             May Department Stores            206,397\P
 17,600             Office Depot                     294,096*\P
 33,900             Payless ShoeSource               454,260*\P
 18,600             Reebok International             731,352
 12,900             Regis Corp.                      509,808
                                                  ----------
                                                   4,225,568
Retail Stores (3.8%)
 41,800             Pier 1 Imports                   913,748
 30,800             V. F. Corp.                    1,331,792
                                                  ----------
                                                   2,245,540
Technology (1.7%)
 36,400             Computer Associates              995,176
Transportation (4.2%)
  9,400             Canadian National Railway        594,832
 25,900             CNF Inc.                         878,010
 18,600             Teekay Shipping                1,060,758
                                                  ----------
                                                   2,533,600

See Notes to Schedule of Investments   5

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Schedule of Investments Regency Portfolio cont'd

Number of Shares                                       Market Value+
Utilities, Electric & Gas (1.2%)
   16,800      PPL Corp.                                $   735,000
Total Common Stocks
(Cost $47,512,441)                                       57,247,697
                                                        -----------
Principal Amount
Short-Term Investments (9.9%)
$2,773,000     N&B Securities Lending
               Quality Fund, LLC                          2,773,000++
3,176,667      Neuberger Berman
               Institutional Cash Fund
               Trust Class                                3,176,667@
                                                        -----------
Total Short-Term Investments
(Cost $5,949,667)                                         5,949,667#
                                                        -----------
Total Investments (105.6%)
(Cost $53,462,108)                                       63,197,364##
Liabilities, less cash, receivables and other
assets [(5.6%)]                                          (3,340,558)
                                                        -----------
Total Net Assets (100.0%)                               $59,856,806
                                                        -----------

See Notes to Schedule of Investments   6

Notes to Schedule of Investments Regency Portfolio

+ Investment securities of the Fund are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

## At December 31, 2003, the cost of investments for U.S. Federal income tax purposes was $53,578,067. Gross unrealized appreciation of investments was $9,798,427 and gross unrealized depreciation of investments was $179,130, resulting in net unrealized appreciation of $9,619,297, based on cost for U.S. Federal income tax purposes.

*  Non-income producing security.

\P All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

@ Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).

++ Affiliated issuer (see Note A of Notes to Financial Statements).

See Notes to Financial Statements      7

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Statement of Assets and Liabilities

                                                                                          Regency
Neuberger Berman Advisers Management Trust                                              Portfolio
Assets
  Investments in securities, at market value*+ (Note A)-see Schedule of Investments:
===============================================================================================
  Unaffiliated issuers                                                              $57,247,697
-----------------------------------------------------------------------------------------------
  Non-controlled affiliated issuers                                                   5,949,667
-----------------------------------------------------------------------------------------------
                                                                                     63,197,364
-----------------------------------------------------------------------------------------------
  Dividends and interest receivable                                                      42,347
===============================================================================================
  Receivable for securities sold                                                        193,300
-----------------------------------------------------------------------------------------------
  Receivable for Fund shares sold                                                       176,379
===============================================================================================
  Prepaid expenses and other assets                                                         166
-----------------------------------------------------------------------------------------------
Total Assets                                                                         63,609,556
-----------------------------------------------------------------------------------------------
Liabilities
  Payable for collateral on securities loaned (Note A)                                2,773,000
===============================================================================================
  Payable for securities purchased                                                      887,630
-----------------------------------------------------------------------------------------------
  Payable for Fund shares redeemed                                                        1,081
===============================================================================================
  Payable to investment manager (Note B)                                                 25,284
-----------------------------------------------------------------------------------------------
  Payable to administrator (Note B)                                                      13,929
===============================================================================================
  Accrued expenses and other payables                                                    51,826
-----------------------------------------------------------------------------------------------
Total Liabilities                                                                     3,752,750
-----------------------------------------------------------------------------------------------
Net Assets at value                                                                 $59,856,806
-----------------------------------------------------------------------------------------------
Net Assets consist of:
  Paid-in capital                                                                   $50,275,799
===============================================================================================
  Undistributed (distributions in excess of) net investment income                       27,008
-----------------------------------------------------------------------------------------------
  Accumulated net realized gains (losses) on investments                               (181,274)
===============================================================================================
  Net unrealized appreciation (depreciation) in value of investments                  9,735,273
-----------------------------------------------------------------------------------------------
Net Assets at value                                                                 $59,856,806
-----------------------------------------------------------------------------------------------
Shares Outstanding ($.001 par value; unlimited shares authorized)                     4,950,690
===============================================================================================
Net Asset Value, offering and redemption price per share                            $     12.09
-----------------------------------------------------------------------------------------------
+Securities of unaffiliated issuers on loan, at market value                        $ 2,690,022
-----------------------------------------------------------------------------------------------
*Cost of investments:
  Unaffiliated issuers                                                              $47,512,441
-----------------------------------------------------------------------------------------------
  Non-controlled affiliated issuers                                                   5,949,667
-----------------------------------------------------------------------------------------------
Total cost of investments                                                           $53,462,108
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements      8

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2003

Statement of Operations

                                                                                              Regency
Neuberger Berman Advisers Management Trust                                                  Portfolio
Investment Income
Income:
Dividend income                                                                           $   456,079
=====================================================================================================
Income from investments in affiliated issuers (Note A)                                         22,151
-----------------------------------------------------------------------------------------------------
Income from securities loaned-net (Note A)                                                      2,404
=====================================================================================================
Foreign taxes withheld (Note A)                                                                (2,266)
-----------------------------------------------------------------------------------------------------
Total income                                                                                  478,368
-----------------------------------------------------------------------------------------------------
Expenses:
Investment management fee (Notes A & B)                                                       213,861
=====================================================================================================
Administration fee (Note B)                                                                   116,652
-----------------------------------------------------------------------------------------------------
Audit fees                                                                                     25,283
=====================================================================================================
Custodian fees (Note B)                                                                        42,751
-----------------------------------------------------------------------------------------------------
Insurance expense                                                                                 660
=====================================================================================================
Legal fees                                                                                      4,197
-----------------------------------------------------------------------------------------------------
Shareholder reports                                                                            21,753
=====================================================================================================
Trustees' fees and expenses                                                                    28,448
-----------------------------------------------------------------------------------------------------
Miscellaneous                                                                                   1,711
-----------------------------------------------------------------------------------------------------
Total expenses                                                                                455,316
Investment management fee waived (Note A)                                                      (2,649)
Expenses reduced by custodian fee expense offset and commission recapture arrangements         (1,307)
  (Note B)
-----------------------------------------------------------------------------------------------------
Total net expenses                                                                            451,360
-----------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                   27,008
-----------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold                                      1,919,313
=====================================================================================================
Change in net unrealized appreciation (depreciation) in value of:
   Investment securities (Note A)                                                          10,999,080
-----------------------------------------------------------------------------------------------------
   Foreign currency (Note A)                                                                       17
-----------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                             12,918,410
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                           $12,945,418
-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements      9

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Statement of Changes in Net Assets

                                                                                          Regency Portfolio
                                                                                ----------------------------------
Neuberger Berman Advisers Management Trust                                               Year Ended December 31,
                                                                                         2003               2002
Increase (Decrease) in Net Assets:

From Operations:
Net investment income (loss)                                                     $     27,008       $     (4,886)
==================================================================================================================
Net realized gain (loss) on investments                                             1,919,313           (988,960)
------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                10,999,097         (2,427,792)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                    12,945,418         (3,421,638)
------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
Net investment income                                                                       -            (24,825)
==================================================================================================================
Tax return of capital                                                                       -            (24,550)
------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                         -            (49,375)
------------------------------------------------------------------------------------------------------------------
From Fund Share Transactions:
Proceeds from shares sold                                                          19,790,809         13,423,709
==================================================================================================================
Proceeds from reinvestment of dividends and distributions                                   -             49,375
------------------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                                       (1,956,147)        (4,713,239)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                               17,834,662          8,759,845
------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                              30,780,080          5,288,832
Net Assets:
Beginning of year                                                                  29,076,726         23,787,894
------------------------------------------------------------------------------------------------------------------
End of year                                                                      $ 59,856,806       $ 29,076,726
------------------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income at end of year  $     27,008       $          -
------------------------------------------------------------------------------------------------------------------
Number of Fund Shares:
Sold                                                                                1,897,693          1,388,414
==================================================================================================================
Issued on reinvestment of dividends and distributions                                       -              4,893
------------------------------------------------------------------------------------------------------------------
Redeemed                                                                             (214,566)          (512,472)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                                       1,683,127            880,835
------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements      10

Notes to Financial Statements Regency Portfolio

Note A--Summary of Significant Accounting Policies:

1 General: Regency Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series of the Trust belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and are stated separately in the Statement of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

6 Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($65,315 expiring in 2010, determined as of December 31, 2003), it is the policy of the Fund not to distribute such gains.

The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions paid during the years ended December 31, 2003 and 2002 were as follows:

Distributions Paid From:
                                                Tax Return
                          Ordinary Income       of Capital           Total
                           2003     2002     2003      2002     2003       2002
                         $  --   $24,825    $  --   $24,550    $  --    $49,375

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                Undistributed       Unrealized            Loss
                     Ordinary     Appreciation   Carryforwards
                       Income   (Depreciation)   and Deferrals            Total
                      $27,008       $9,619,314       $(65,315)       $9,581,007

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 Expense allocation: Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment adviser, that are not directly attributed to a Series or the Trust, are allocated among the Funds and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

Notes to Financial Statements Regency Portfolio cont'd

9 Security lending: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Neuberger guarantees a minimum revenue to the Fund under the Agreement, and receives a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee. At December 31, 2003, the Fund had not paid Neuberger any fees under the Agreement.

Prior to April 17, 2003, the Fund had a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund received cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invested the cash collateral in the investment vehicle. Income earned on the investment vehicle was paid to Morgan monthly. The Fund received a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions.

Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption Income from securities loaned-net.

10 Transactions with other funds managed by Neuberger Berman Management Inc.:
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same officers and Trustees as the Fund. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that the Fund invests in the Cash Fund, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund on those assets. For the year ended December 31, 2003, such waived fees amounted to $2,649. For the year ended December 31, 2003, income earned on this investment is reflected in the Statement of Operations under the caption Income from investments in affiliated issuers.

Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

$250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

The Trustees of the Trust adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2006 to reimburse the Fund for its operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.50% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2003, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2009 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2003, there was no reimbursement to Management under this agreement. At December 31, 2003, the Fund has no contingent liability to Management under this agreement.

On October 31, 2003, Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, became indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company (the "Transaction"). Upon completion of the Transaction, the Trust's management and sub-advisory agreements automatically terminated. To provide for continuity of management, the shareholders of the Fund voted on September 23, 2003, to approve new management and sub-advisory agreements, which took effect upon closing of the Transaction (see Report of Votes of Shareholders). Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

On July 1, 2003, the Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction of $1,271.

The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $36.

Notes to Financial Statements Regency Portfolio cont'd

Note C--Securities Transactions:

During the year ended December 31, 2003, there were purchase and sale transactions (excluding short-term securities) of $37,320,224 and $20,413,356, respectively.

During the year ended December 31, 2003, brokerage commissions on securities transactions amounted to $96,116, of which Neuberger received $57,865, Lehman received $1,429, and other brokers received $36,822.

Note D--Line of Credit:

At December 31, 2003, the Fund was a participant in a single committed, unsecured $150,000,000 ($200,000,000 prior to September 26, 2003) line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $150,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2003, nor had the Fund utilized this line of credit at any time prior to that date.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Financial Highlights Regency Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.++

                                                                                                 Period from
                                                                                            August 22, 2001^
                                                                  Year Ended December 31,    to December 31,
                                                                  -----------------------   ----------------
                                                                     2003            2002               2001
Net Asset Value, Beginning of Period                               $ 8.90          $ 9.97             $10.00
                                                                   ------          ------             ------
Income From Investment Operations
Net Investment Income (Loss)                                          .01            (.00)               .01
Net Gains or Losses on Securities (both realized and unrealized)     3.18           (1.05)              (.04)
                                                                   ------          ------             ------
Total From Investment Operations                                     3.19           (1.05)              (.03)
                                                                   ------          ------             ------
Less Distributions
From Net Investment Income                                             --            (.01)                --
Tax Return of Capital                                                  --            (.01)                --
                                                                   ------          ------             ------
Total Distributions                                                    --            (.02)                --
                                                                   ------          ------             ------
Net Asset Value, End of Period                                     $12.09          $ 8.90             $ 9.97
                                                                   ------          ------             ------
Total Return++                                                     +35.84%         -10.56%             -0.30%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)                            $ 59.9          $ 29.1             $ 23.8
Ratio of Gross Expenses to Average Net Assets#                       1.16%           1.28%              1.50%*
Ratio of Net Expenses to Average Net Assets[sec]                     1.16%           1.28%              1.50%*
Ratio of Net Investment Income (Loss) to Average Net Assets           .07%           (.02)%              .36%*
Portfolio Turnover Rate                                                55%             81%                71%

See Notes to Financial Highlights      16

Notes to Financial Highlights Regency Portfolio

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower/higher if Management had not reimbursed/ recouped certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset and commission recapture arrangements.

[sec] After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratio of net expenses to average daily net assets would have been:

                                                                     Period from
                                                              August 22, 2001 to
                                                               December 31, 2001
                                                                           1.69%

      After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

                                                                      Year Ended
                                                               December 31, 2002
                                                                           1.23%

      After waiver of a portion of the investment management fee. Had Management not undertaken such action the annualized ratio of net expenses to average daily net assets would have been:

                                                                      Year Ended
                                                               December 31, 2003
                                                                           1.17%

^     The date investment operations commenced.

++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

*     Annualized.

**    Not annualized.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Regency Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Regency Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Regency Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                             Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

Trustees and Officers (Unaudited)

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

                                                                                  Number of
                                                                                Portfolios in
                              Position and                                      Fund Complex
  Independent Trustees       Length of Time                                      Overseen by  Other Directorships Held Outside Fund
 Name, Age, and Address (1)    Served (2)      Principal Occupation(s) (3)         Trustee              Complex by Trustee
  John Cannon (73)           Trustee since    Consultant. Formerly, Chairman         37       Independent Trustee or Director of
                             2000             and Chief Investment Officer,                   three series of Oppenheimer Funds:
                                              CDC Capital Management                          Limited Term New York Municipal
                                              (registered investment adviser),                Fund, Rochester Fund Municipals,
                                              1993-January 1999; prior thereto,               and Oppenheimer Convertible
                                              President and Chief Executive                   Securities Fund since 1992.
                                              Officer, AMA Investment
                                              Advisors, an affiliate of the
                                              American Medical Association.
  Faith Colish (68)          Trustee since    Counsel, Carter Ledyard &              37       Director, American Bar Retirement
                             1984             Milburn LLP (law firm) since                    Association (ABRA) since 1997
                                              October 2002; Formerly,                         (not-for-profit membership
                                              Attorney-at-Law and President,                  association).
                                              Faith Colish, A Professional
                                              Corporation, 1980 to 2002.
  Walter G. Ehlers (70)      Trustee since    Consultant; Retired President          37       None.
                             1989             and Trustee, Teachers Insurance
                                              & Annuity (TIAA) and College
                                              Retirement Equities Fund
                                              (CREF).
  C. Anne Harvey (66)        Trustee since    Consultant, C. A. Harvey               37       Formerly, Member, Individual
                             1998             Associates, since June 2001;                    Investors Advisory Committee to the
                                              Formerly, Director, AARP, 1978                  New York Stock Exchange Board of
                                              to December 2001.                               Directors, 1998 to June 2002;
                                                                                              President, Board of Associates to
                                                                                              The National Rehabilitation
                                                                                              Hospital's Board of Directors, 2002;
                                                                                              Member, American Savings
                                                                                              Education Council's Policy Board
                                                                                              (ASEC), 1998-2000; Member,
                                                                                              Executive Committee, Crime
                                                                                              Prevention Coalition of America,
                                                                                              1997-2000.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

                                                                                  Number of
                                                                                Portfolios in
                              Position and                                      Fund Complex
  Independent Trustees       Length of Time                                      Overseen by  Other Directorships Held Outside Fund
 Name, Age, and Address (1)    Served (2)      Principal Occupation(s) (3)         Trustee              Complex by Trustee
  Barry Hirsch (70)          Trustee since   Attorney-at-Law. Senior                  37      None.
                             2000            Counsel, Loews Corporation
                                             (diversified financial corporation)
                                             May 2002 until April 2003; prior
                                             thereto, Senior Vice President,
                                             Secretary and General Counsel,
                                             Loews Corporation.
  Robert A. Kavesh (76)      Trustee since   Marcus Nadler Professor of               37      Director, DEL Laboratories, Inc.
                             2000            Finance and Economics                            (cosmetics and pharmaceuticals)
                                             Emeritus, New York University,                   since 1978; The Caring Community
                                             Stern School of Business.                        (not-for-profit).
  Howard A. Mileaf (67)      Trustee since   Retired. Formerly, Vice                  37      Director, WHX Corporation
                             1999            President and Special Counsel,                   (holding company) since August
                                             WHX Corporation (holding                         2002; Director, WebFinancial
                                             company), 1993-2001.                             Corporation (holding company)
                                                                                              since December 2002; Director, State
                                                                                              Theatre of New Jersey (not-for-
                                                                                              profit theater), since 2000; Formerly
                                                                                              Director, Kevlin Corporation
                                                                                              (manufacturer of microwave and
                                                                                              other products).
  John P. Rosenthal (71)     Trustee since   Senior Vice President, Burnham           37      Director, 92nd Street Y (non-profit),
                             2000            Securities Inc. (a registered                    since 1967; Formerly, Director,
                                             broker-dealer) since 1991.                       Cancer Treatment Holdings, Inc.
  William E. Rulon (71)      Trustee since   Retired. Senior Vice President,          37      Director, Pro-Kids Golf and
                             2000            Foodmaker, Inc. (operator and                    Learning Academy (teach golf and
                                             franchiser of restaurants) until                 computer usage to "at risk" children)
                                             January 1997.                                    since 1998; Director, Prandium, Inc.
                                                                                              (restaurants) from March 2001 until
                                                                                              July 2002.
  Cornelius T. Ryan (72)     Trustee since   Founding General Partner,                37      Director, Capital Cash Management
                             2000            Oxford Partners and Oxford                       Trust (money market fund),
                                             Bioscience Partners (venture                     Narragansett Insured Tax-Free
                                             capital partnerships) and                        Income Fund, Rocky Mountain
                                             President, Oxford Venture                        Equity Fund, Prime Cash Fund,
                                             Corporation.                                     several private companies and
                                                                                              QuadraMed Corporation
                                                                                              (NASDAQ).

Trustees and Officers (Unaudited) cont'd

                                                                                  Number of
                                                                                Portfolios in
                              Position and                                      Fund Complex
  Independent Trustees       Length of Time                                      Overseen by  Other Directorships Held Outside Fund
 Name, Age, and Address (1)    Served (2)      Principal Occupation(s) (3)         Trustee              Complex by Trustee
  Tom Decker Seip (53)       Trustee since    General Partner, Seip                  37       Director, H&R Block, Inc. (financial
                             2000             Investments LP (a private                       services company) since May 2001;
                                              investment partnership);                        Formerly, Director, General Magic
                                              President and CEO, Westaff,                     (voice recognition software), 2001-
                                              Inc. (temporary staffing), May                  2002; Director, Forward
                                              2001 to January 2002; Senior                    Management, Inc. (asset
                                              Executive at the Charles                        management) since 2001; Formerly,
                                              Schwab Corporation from 1983                    Director, E-Finance Corporation
                                              to 1999, including Chief                        (credit decisioning services), 1999-
                                              Executive Officer, Charles                      2003; Director, Save-Daily.com
                                              Schwab Investment                               (micro investing services), 1999-
                                              Management, Inc. and Trustee,                   2003; Director, Offroad Capital Inc.
                                              Schwab Family of Funds and                      (pre-public internet commerce
                                              Schwab Investments from 1997                    company).
                                              to 1998 and Executive Vice
                                              President-Retail Brokerage,
                                              Charles Schwab Investment
                                              Management from 1994 to
                                              1997.
  Candace L. Straight (56)   Trustee since    Private investor and consultant        37       Director, Providence Washington
                             1999             specializing in the insurance                   (property and casualty insurance
                                              industry; Formerly, Advisory                    company), since December 1998;
                                              Director, Securitas Capital LLC                 Director, Summit Global Partners
                                              (a global private equity                        (insurance brokerage firm) since
                                              investment firm dedicated to                    October 2000.
                                              making investments in the
                                              insurance sector), 1998 until
                                              December 2002.
  Peter P. Trapp (59)        Trustee since    Regional Manager for Atlanta           37       None.
                             1984             Region, Ford Motor Credit
                                              Company since August 1997;
                                              prior thereto, President, Ford
                                              Life Insurance Company, April
                                              1995 until August 1997.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

                                                                                 Number of
                                                                               Portfolios in
      Trustees who are         Position and                                    Fund Complex
    "Interested Persons"      Length of Time                                    Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)      Principal Occupation(s) (3)       Trustee              Complex by Trustee
  Edward I. O'Brien* (75)    Trustee since   Formerly, Member, Investment           37        Director, Legg Mason, Inc. (financial
                             2000            Policy Committee, Edward                         services holding company), since
                                             Jones, 1993-2001; President,                     1993; Director, Boston Financial
                                             Securities Industry Association                  Group (real estate and tax shelters)
                                             ("SIA") (securities industry's                   1993-1999.
                                             representative in government
                                             relations and regulatory matters
                                             at the federal and state levels)
                                             1974-1992; Adviser to SIA,
                                             November 1992-November
                                             1993.
  Jack L. Rivkin* (63)       President and   Executive Vice President,              37        Director, Dale Carnegie and
                             Trustee since   Neuberger Berman Inc.                            Associates, Inc. (private company)
                             December        (holding company) since 2002;                    since 1998; Director, Emagin Corp.
                             2002            Executive Vice President and                     (public company) since 1997;
                                             Chief Investment Officer,                        Director, Solbright, Inc. (private
                                             Neuberger Berman since 2002                      company) since 1998; Director,
                                             and 2003, respectively; Head of                  Infogate, Inc. (private company)
                                             Research and Research Sales                      since 1997.
                                             and Trading Departments of
                                             Neuberger Berman since 2002;
                                             Director and Chairman, NB
                                             Management since December
                                             2002; Formerly, Executive Vice
                                             President, Citigroup
                                             Investments, Inc. from
                                             September 1995 to February
                                             2002; Executive Vice President,
                                             Citigroup Inc. from September
                                             1995 to February 2002.

Trustees and Officers (Unaudited) cont'd

                                                                                  Number of
                                                                                Portfolios in
      Trustees who are         Position and                                     Fund Complex
    "Interested Persons"      Length of Time                                     Overseen by  Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)       Trustee             Complex by Trustee
  Peter E. Sundman* (44)     Chairman of      Executive Vice President,             37        Executive Vice President, Neuberger
                             the Board,       Neuberger Berman since 1999;                    Berman Inc. (holding company)
                             Chief            Formerly, Principal, Neuberger                  since 1999 and Formerly, Director
                             Executive        Berman from 1997 until 1999;                    from October 1999 through March
                             Officer and      Senior Vice President, NB                       2003; President and Director, NB
                             Trustee since    Management from 1996 until                      Management since 1999; Head of
                             2000;            1999.                                           Neuberger Berman Inc.'s Mutual
                             President                                                        Funds and Institutional Business
                             and Chief                                                        since 1999; Director and Vice
                             Executive                                                        President, Neuberger & Berman
                             Officer from                                                     Agency, Inc. since 2000; Trustee,
                             1998 to 2000                                                     Frost Valley YMCA.


(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Information about the Officers of the Trust

                                   Position and
Name, Age, and Address (1)   Length of Time Served (2)                    Principal Occupation(s) (3)
-----------------------------------------------------------------------------------------------------------------------
 Claudia A. Brandon (47)     Secretary since 1985             Vice President, Neuberger Berman since 2002 and
                                                              employee since 1999; Vice President-Mutual Fund Board
                                                              Relations, NB Management since 2000; Vice President,
                                                              NB Management from 1986 to 1999; Secretary,
                                                              ten registered investment companies for which
                                                              NB Management acts as investment manager and
                                                              administrator (four since 2002 and three since 2003).
 Robert Conti (47)           Vice President since 2000        Senior Vice President, Neuberger Berman since 2003;
                                                              Vice President, Neuberger Berman from 1999 until 2003;
                                                              Senior Vice President, NB Management since 2000;
                                                              Controller, NB Management until 1996; Treasurer,
                                                              NB Management from 1996 until 1999; Vice President,
                                                              ten registered investment companies for which NB
                                                              Management acts as investment manager and
                                                              administrator (three since 2000, four since 2002 and
                                                              three since 2003).
 Brian P. Gaffney (50)       Vice President since 2000        Managing Director, Neuberger Berman since 1999;
                                                              Senior Vice President, NB Management since 2000;
                                                              Vice President, NB Management from 1997 until 1999;
                                                              Vice President, ten registered investment companies for
                                                              which NB Management acts as investment manager and
                                                              administrator (three since 2000, four since 2002 and three since 2003).
 Sheila R. James (38)        Assistant Secretary since 2002   Employee, Neuberger Berman since 1999; Employee,
                                                              NB Management from 1991 to 1999; Assistant Secretary,
                                                              ten registered investment companies for which NB
                                                              Management acts as investment manager and
                                                              administrator (seven since 2002 and three since 2003).
 Kevin Lyons (48)            Assistant Secretary since        Employee, Neuberger Berman since 1999; Employee,
                             March 2003                       NB Management from 1993 to 1999; Assistant Secretary,
                                                              ten registered investment companies for which NB
                                                              Management acts as investment manager and
                                                              administrator (since 2003).
 John M. McGovern (33)       Assistant Treasurer since 2002   Employee, NB Management since 1993; Assistant
                                                              Treasurer, ten registered investment companies for which
                                                              NB Management acts as investment manager and
                                                              administrator (seven since 2002 and three since 2003).

Trustees and Officers (Unaudited) cont'd

                                   Position and
Name, Age, and Address (1)   Length of Time Served (2)                    Principal Occupation(s) (3)
-----------------------------------------------------------------------------------------------------------------------
 Barbara Muinos (45)         Treasurer and Principal Financial    Vice President, Neuberger Berman since 1999; Assistant
                             and Accounting Officer since 2002;   Vice President, NB Management from 1993 to 1999;
                             prior thereto, Assistant Treasurer   Treasurer and Principal Financial and Accounting
                             since 1996                           Officer, ten registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator (seven since 2002 and three since 2003);
                                                                  Assistant Treasurer of three registered investment
                                                                  companies for which NB Management acts as investment
                                                                  manager and administrator from 1996 until 2002.
 Frederic B. Soule (57)      Vice President since 2000            Senior Vice President, Neuberger Berman since 2003;
                                                                  Vice President; Neuberger Berman from 1999 until 2003;
                                                                  Vice President, NB Management from 1995 until 1999;
                                                                  Vice President, ten registered investment companies for
                                                                  which NB Management acts as investment manager and
                                                                  administrator (three since 2000, four since 2002 and three since 2003).
 Trani Jo Wyman (34)         Assistant Treasurer since 2002       Employee, NB Management since 1991; Assistant
                                                                  Treasurer, ten registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator (seven since 2002 and three since 2003).

-------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Report of Votes of Shareholders (Unaudited)

A special meeting of shareholders of Neuberger Berman Advisers Management Trust Regency Portfolio (the "Fund") was held on September 23, 2003. Upon completion of the acquisition of Neuberger Berman Inc. by Lehman Brothers Holdings Inc. (the "Transaction"), the management agreement between the Trust, on behalf of the Fund, and Neuberger Berman Management Inc. ("NB Management"), and the sub-advisory agreement with respect to the Trust and each Fund, between NB Management and Neuberger Berman, LLC automatically terminated. To provide for continuity of management, the shareholders of the Fund voted on the following matters, which became effective upon completion of the Transaction on October 31, 2003:

Proposal 1-To Approve a New Management Agreement between the Trust, on behalf of the Fund, and NB Management

                Votes For      Votes Against     Abstentions*
              3,887,305.254     28,990.505       62,995.672

Proposal 2-To Approve a New Sub-Advisory Agreement with respect to the Trust and each Fund, between NB Management and Neuberger Berman, LLC

                Votes For     Votes Against     Abstentions*
              3,873,356.545     42,939.214       62,995.672

* Abstentions were counted as shares that were present and entitled to vote for purposes of determining a quorum and had a negative effect on the proposals.

_____________________________________________________________________________

Annual Report                                            [NEUBERGER BERMAN LOGO]
December 31, 2003






                                Neuberger Berman
                                Advisers
                                Management
                                Trust




                                Socially
                                Responsive
                                Portfolio[RegTM]



B1017 02/04

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Socially Responsive Portfolio Managers' Commentary
--------------------------------------------------

We are pleased to report that in 2003 the AMT Socially Responsive Portfolio outperformed both the Standard & Poor's 500 Index and the Russell 1000 Value Index.(2)

For nearly three years, the world waited for a more vibrant U.S. economic recovery that never materialized. The preconditions for a recovery were in place, but a variety of troubles, including the bursting of the Internet bubble; the tragedy of 9/11; corporate accounting scandals; several high profile bankruptcies; the war in Afghanistan; the SARS epidemic; and finally the Iraq crisis, restrained economic growth. Despite all these external shocks, the U.S. economy was being supported by fiscal and monetary stimulus and the resilient American consumer, who benefited from record low interest rates and the mortgage refinancing boom. Gross Domestic Product (GDP) and corporate earnings continued to advance, albeit at very modest rates.


Average Annual Total Return(1)

                          Socially Responsive  Russell 1000 (R)
                                    Portfolio            Value(2)            S&P 5002
1 Year                                 34.39%            30.03%               28.67%
Life of Fund                            4.76%             4.03%               (0.51%)
-------------------------------------------------------------------------------------
Inception Date                      2/18/1999

  [THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Comparison of a $10,000 Investment

             Socially Responsive Russell 1000 (R)
                           Portfolio             Value              S&P 500
--------------------------------------------------------------------------------
 2/18/1999                  $ 10,000          $ 10,000             $ 10,000
12/31/1999                  $ 11,540          $ 10,925             $ 12,146
12/31/2000                  $ 11,355          $ 11,691             $ 11,041
12/31/2001                  $ 10,948          $ 11,038              $ 9,729
12/31/2002                   $ 9,333           $ 9,324              $ 7,580
12/31/2003                  $ 12,543          $ 12,124              $ 9,753


                                             Value as of 12/31/03
Socially  Resposnsive Portfolio                         $ 12,543
Russell 1000 Value                                      $ 12,124
S&P 500                                                  $ 9,753

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The results are compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

At the beginning of 2003, we believed that if the Iraq crisis could be resolved quickly, restoring consumer and business confidence, the economy would finally begin gaining momentum. Fortunately, that's what happened. Equities investors responded favorably to the easing of global tensions and better economic news, and the stock market performed exceptionally well in 2003.

Our financial services sector holdings made the largest contribution to portfolio returns, followed by our information technology, consumer discretionary, and healthcare sector investments. Stock selection in the technology and health care sectors was largely responsible for the portfolio's superior relative returns. We had a negative return in just one sector category--consumer staples, where one of the two stocks we owned declined.

While we seek to invest only in socially responsive companies, we are always biased toward industry leading companies that we believe are undervalued with prospects for above average earnings growth. In our opinion, these are the kinds of companies most likely to outperform over our targeted three-to five-year holding period. But, as we entered 2003, we also wanted to position the portfolio in front of the economic recovery we anticipated. So, we began paying particular attention to industry leading companies in economically sensitive sectors such as technology and industrials. Because of their competitive advantages and positive secular trends in their business niches, these portfolio companies performed relatively well prior to this year's economic rebound. With the economy gaining momentum, these high quality cyclicals performed exceptionally well in 2003. Praxair is a good example of how this strategy rewarded us. Praxair is the world's largest provider of industrial gases used in various manufacturing processes. Because Praxair has focused on developing technologies that use industrial gases to reduce energy consumption and help purify emissions in a variety of manufacturing processes, it qualifies as a good corporate citizen. Its leadership in this field has also helped support earnings during the long slump in manufacturing. Praxair also fit nicely into our theme of buying what we believe to be high quality companies in economically sensitive businesses. Looking forward, we believe that as the manufacturing sector continues to recover, Praxair's capacity utilization should increase significantly, producing considerable earnings leverage. We are stock pickers, not economists. However, as you have seen, our outlook on the economy does play a role in guiding us to potential investment opportunities. Looking into 2004, although we expect GDP growth to moderate, we believe increases in business investment and tech oriented capital spending can adequately compensate for any potential slowdown in consumer spending. However, we doubt equities returns will match last year's, simply because valuations are no longer as attractive. Our best guess is that in the years ahead, the market will regress to the mean, providing high single-digit to low double-digit returns. However, we remain confident that our research-based approach to identifying what we believe to be high quality, well-positioned, socially responsive companies trading at discounted valuations can continue to produce satisfactory results.


Sincerely,


/S/ ARTHUR MORETTI
------------------


/S/INGRID DYOTT
---------------

                        ARTHUR MORETTI AND INGRID DYOTT
                             PORTFOLIO CO-MANAGERS

1. 34.39% and 4.76% were the average annual total returns for the 1-year and since inception (02/18/99) periods ended December 31, 2003. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. The performance information does not reflect fees and expenses of the insurance companies.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

2. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Russell 1000[RegTM]Index measures the performance of the 1,000 largest companies in the Russell 3000[RegTM] Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest directly in many securities not included in the above-described indices.


The composition, industries and holdings of the Portfolio are subject to change.


The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.


Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.


(C) 2004 Neuberger Berman Management Inc., distributor. All rights reserved.

Schedule of Investments Socially Responsive Portfolio
-----------------------------------------------------


Number of Shares                             Market Value+
Common Stocks (94.8%)
Banking & Financial (7.7%)
   3,950      Fifth Third Bancorp             $   233,445
   3,450      MBNA Corp.                           85,732
   5,250      State Street                        273,420
                                              -----------
                                                  592,597
Business Services (3.3%)
   5,500      Manpower Inc.                       258,940
Consumer Cyclicals (4.3%)
   4,900      Mattel Inc.                          94,423
   6,220      Target Corp.                        238,848
                                              -----------
                                                  333,271
Diversified (3.5%)
   2,925      Danaher Corp.                       268,369
Energy (2.3%)
   3,660      BP PLC ADR                          180,621
Financial Services (7.0%)
   2,275      Ambac Financial Group               157,862
   3,685      Citigroup Inc.                      178,870
   2,050      Goldman Sachs                       202,397
                                              -----------
                                                  539,129
Health Products & Services (6.6%)
   3,450      Quest Diagnostics                   252,229
   4,470      UnitedHealth Group                  260,065
                                              -----------
                                                  512,294
Industrial Gases (3.7%)
   7,500      Praxair, Inc.                       286,500
Insurance (5.8%)
   2,405      Progressive Corp.                   201,034
   7,350      Willis Group Holdings               250,414
                                              -----------
                                                  451,448
Media (8.0%)
   7,250      Comcast Corp. Class A
              Special                             226,780*
  33,062      Liberty Media                       393,107*
                                              -----------
                                                  619,887
Oil & Gas (9.1%)
   9,150      Cimarex Energy                      244,214*
   5,400      Helmerich & Payne                   150,822
   6,965      Newfield Exploration                310,221*
                                              -----------
                                                  705,257
Pharmaceutical (4.9%)
   2,305      Johnson & Johnson                   119,076
   3,950      MedImmune, Inc.                     100,330*
   3,650      Millipore Corp.                     157,133*
                                              -----------
                                                  376,539


Number of Shares                              Market Value+
Real Estate (4.6%)
   2,700      AMB Property                    $     88,776
   8,950      Equity Residential                  264,114
                                              -----------
                                                  352,890
Technology (13.6%)
   7,150      Dell Inc.                           242,814*
   5,050      National Instruments                229,624
   7,000      Synopsys, Inc.                      236,320*
  10,650      Teradyne, Inc.                    271,042*\P
   2,475      Texas Instruments                    72,716
                                              -----------
                                                1,052,516
Telecommunications (3.7%)
  11,450      Vodafone Group ADR                  286,708
Transportation (3.7%)
   4,550      Canadian National Railway           287,924
Utilities (3.0%)
     250      National Grid Transco                 9,062
  31,700      National Grid Transco ADR           226,487
                                              -----------
                                                  235,549
Total Common Stocks
(Cost $5,848,770)
                                                7,340,439
                                              -----------
Principal Amount
Repurchase Agreements (8.2%)
$637,000      State Street Bank and
              Trust Co., Repurchase
              Agreement, 0.78%,
              due 1/2/04, dated
              12/31/03, Maturity
              Value $637,028,
              Collateralized by
              $480,000 U.S.Treasury
              Bonds, 8.13%, due
              5/15/21 (Collateral
              Value $658,800)
              (Cost $637,000)                    637,000#
                                              -----------
Short-Term Investments (1.7%)
 126,900      N&B Securities Lending
              Quality Fund, LLC
              (Cost $126,900)                     126,900++
                                              -----------
Total Investments (104.7%)
(Cost $6,612,670)                               8,104,339##
Liabilities, less cash, receivables and
other assets [(4.7%)]
                                                 (362,253)
                                              -----------
Total Net Assets (100.0%)                     $ 7,742,086
                                              -----------


See Notes to Schedule of Investments   5

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Notes to Schedule of Investments Socially Responsive Portfolio
--------------------------------------------------------------

+ Investment securities of the Fund are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2003, the cost of investments for U.S. Federal income tax purposes was $6,649,449. Gross unrealized appreciation of investments was $1,466,974 and gross unrealized depreciation of investments was $12,084, resulting in net unrealized appreciation of $1,454,890, based on cost for U.S. Federal income tax purposes.

*    Non-income producing security.

\P All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

++   Affiliated issuer (see Note A of Notes to Financial Statements).

See Notes to Financial Statements      6

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003



Statement of Assets and Liabilities
-----------------------------------

                                                                                       Socially
                                                                                     Responsive
Neuberger Berman Advisers Management Trust                                            Portfolio
Assets
  Investments in securities, at market value*+ (Note A)-see Schedule of Investments:
------------------------------------------------------------------------------------------------
  Unaffiliated issuers                                                                $7,977,439
------------------------------------------------------------------------------------------------
  Non-controlled affiliated issuers                                                      126,900
================================================================================================
                                                                                       8,104,339
================================================================================================
  Cash                                                                                       219
------------------------------------------------------------------------------------------------
  Dividends and interest receivable                                                       14,526
================================================================================================
  Receivable for securities sold                                                          21,638
------------------------------------------------------------------------------------------------
  Receivable for Fund shares sold                                                          3,387
================================================================================================
  Receivable from administrator-net (Note B)                                                 330
------------------------------------------------------------------------------------------------
  Prepaid expenses and other assets                                                           83
================================================================================================
Total Assets                                                                           8,144,522
================================================================================================
Liabilities
  Payable for collateral on securities loaned (Note A)                                   126,900
================================================================================================
  Payable for securities purchased                                                       227,071
------------------------------------------------------------------------------------------------
  Payable for Fund shares redeemed                                                         3,277
================================================================================================
  Payable to investment manager (Note B)                                                   3,341
------------------------------------------------------------------------------------------------
  Accrued expenses and other payables                                                     41,847
================================================================================================
Total Liabilities                                                                        402,436
================================================================================================
Net Assets at value                                                                   $7,742,086
================================================================================================
Net Assets consist of:
  Paid-in capital                                                                     $6,450,780
================================================================================================
  Accumulated net realized gains (losses) on investments                                (200,544)
------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) in value of investments                   1,491,850
================================================================================================
Net Assets at value                                                                   $7,742,086
================================================================================================
Shares Outstanding ($.001 par value; unlimited shares authorized)                        627,032
================================================================================================
Net Asset Value, offering and redemption price per share                              $    12.35
================================================================================================
+Securities of unaffiliated issuers on loan, at market value                          $  119,615
================================================================================================
*Cost of investments:
  Unaffiliated issuers                                                                $6,485,770
================================================================================================
  Non-controlled affiliated issuers                                                      126,900
================================================================================================
Total cost of investments                                                             $6,612,670
================================================================================================


See Notes to Financial Statements      7

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2003



Statement of Operations
-----------------------

                                                                                              Socially
                                                                                            Responsive
Neuberger Berman Advisers Management Trust                                                   Portfolio
Investment Income
Income:
Dividend income                                                                             $   72,132
======================================================================================================
Interest income (Note A)                                                                         3,556
------------------------------------------------------------------------------------------------------
Income from securities loaned-net (Note A)                                                       1,987
======================================================================================================
Foreign taxes withheld (Note A)                                                                 (1,781)
======================================================================================================
Total income                                                                                    75,894
======================================================================================================
Expenses:
Investment management fee (Note B)                                                              33,065
======================================================================================================
Administration fee (Note B)                                                                     18,036
------------------------------------------------------------------------------------------------------
Audit fees                                                                                      24,943
======================================================================================================
Custodian fees (Note B)                                                                         21,976
------------------------------------------------------------------------------------------------------
Insurance expense                                                                                   95
======================================================================================================
Legal fees                                                                                         813
------------------------------------------------------------------------------------------------------
Shareholder reports                                                                              9,894
======================================================================================================
Trustees' fees and expenses                                                                     28,625
------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                    1,024
======================================================================================================
Total expenses                                                                                 138,471
Expenses reimbursed by administrator (Note B)                                                  (57,506)
Expenses reduced by custodian fee expense offset and commission recapture arrangements            (238)
======================================================================================================
  (Note B)
======================================================================================================
Total net expenses                                                                              80,727
======================================================================================================
Net investment income (loss)                                                                    (4,833)
======================================================================================================
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold                                          75,287
======================================================================================================
Change in net unrealized appreciation (depreciation) in value of:
   Investment securities (Note A)                                                            1,735,900
------------------------------------------------------------------------------------------------------
   Foreign currency (Note A)                                                                       181
------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                               1,811,368
======================================================================================================
Net increase (decrease) in net assets resulting from operations                             $1,806,535
======================================================================================================



See Notes to Financial Statements      8

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003



Statement of Changes in Net Assets
----------------------------------

                                                                                   Socially Responsive Portfolio
                                                                                   -----------------------------

Neuberger Berman Advisers Management Trust                                               Year Ended December 31,
                                                                                         2003              2002
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                                       $     (4,833)     $     (2,825)
=================================================================================================================
Net realized gain (loss) on investments                                                  75,287          (157,709)
-----------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                   1,736,081          (440,764)
=================================================================================================================
Net increase (decrease) in net assets resulting from operations                       1,806,535          (601,298)
=================================================================================================================
From Fund Share Transactions:
Proceeds from shares sold                                                             3,210,506         3,237,417
=================================================================================================================
Payments for shares redeemed                                                         (2,247,312)       (1,301,500)
=================================================================================================================
Net increase (decrease) from Fund share transactions                                    963,194         1,935,917
=================================================================================================================
Net Increase (Decrease) in Net Assets                                                 2,769,729         1,334,619
Net Assets:
Beginning of year                                                                     4,972,357         3,637,738
=================================================================================================================
End of year                                                                        $  7,742,086      $  4,972,357
=================================================================================================================
Undistributed (distributions in excess of) net investment income at end of year    $          -      $        602
=================================================================================================================
Number of Fund Shares:
Sold                                                                                    298,458           336,037
=================================================================================================================
Redeemed                                                                               (212,199)         (132,582)
=================================================================================================================
Net increase (decrease) in shares outstanding                                            86,259           203,455
=================================================================================================================



See Notes to Financial Statements      9

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Notes to Financial Statements Socially Responsive Portfolio
-----------------------------------------------------------

     Note A--Summary of Significant Accounting Policies:

1 General: Socially Responsive Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series of the Trust belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.


2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.


3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and are stated separately in the Statement of Operations.


4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investment securities sold are proceeds from the settlement of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2003 was $95.

5 Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal

Notes to Financial Statements Socially Responsive Portfolio cont'd
------------------------------------------------------------------

     Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.


6 Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($163,765 expiring in 2010, determined as of December 31, 2003), it is the policy of the Fund not to distribute such gains.

     The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

     As of December 31, 2003, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                                    Unrealized             Loss
                                   Appreciation   Carryforwards
                                  (Depreciation)  and Deferrals        Total
                                    $1,455,071       $(163,765)      $1,291,306

     The difference between book basis and tax basis is attributable primarily to net operating losses, the tax deferral of losses on wash sales and the recharacterization of income due to REIT holdings.

7 Expense allocation: Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment adviser, that are not directly attributed to a Series or the Trust, are allocated among the Funds and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

8 Security lending: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

     creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Neuberger guarantees a minimum revenue to the Fund under the Agreement, and receives a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee. At December 31, 2003, the Fund paid Neuberger $256 under the Agreement.

     Prior to April 17, 2003, the Fund had a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund received cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invested the cash collateral in the investment vehicle. Income earned on the investment vehicle was paid to Morgan monthly. The Fund received a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions.

     Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption Income from securities loaned-net.

9 Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

10 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.


     Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates: Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

     The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets. Additionally, Management retains State Street as its

Notes to Financial Statements Socially Responsive Portfolio cont'd sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     The Trustees of the Trust adopted a non-fee distribution plan for the Fund.

     Management has contractually undertaken through December 31, 2006 to reimburse the Fund for its operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.50% per annum of the Fund's average daily net assets (the "Expense Limitation"). Moreover, Management has voluntarily committed to reimburse certain expenses, as stated above, for an additional 0.20% per annum of the Fund's average daily net assets to maintain the Fund's Operating Expenses at 1.30%. Management may, at its sole discretion, terminate this additional voluntary reimbursement commitment without notice. For the year ended December 31, 2003, such excess expenses amounted to $57,506. The Fund has agreed to repay Management through December 31, 2009 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2003, there was no reimbursement to Management under this agreement. At December 31, 2003, the Fund has a contingent liability to Management under this agreement of $172,131, not repaid through December 31, 2003.

     On October 31, 2003, Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, became indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company (the "Transaction"). Upon completion of the Transaction, the Trust's management and sub-advisory agreements automatically terminated. To provide for continuity of management, the shareholders of the Fund voted on September 23, 2003, to approve new management and sub-advisory agreements, which took effect upon closing of the Transaction (see Report of Votes of Shareholders). Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     On July 1, 2003, the Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction of $224.

     The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $14.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

     Note C--Securities Transactions:

     During the year ended December 31, 2003, there were purchase and sale transactions (excluding short-term securities) of $3,362,941 and $2,578,683, respectively.

     During the year ended December 31, 2003, brokerage commissions on securities transactions amounted to $8,618, of which Neuberger received $5,198, Lehman received $60, and other brokers received $3,360.


     Note D--Line of Credit:

     At December 31, 2003, the Fund was a participant in a single committed, unsecured $150,000,000 ($200,000,000 prior to September 26, 2003) line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $150,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2003, nor had the Fund utilized this line of credit at any time prior to that date.

Financial Highlights Socially Responsive Portfolio+

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.++

                                                                                                   Period from
                                                                                             February 18, 1999^
                                                Year Ended December 31,                         to December 31,
                                             ------------------------------------------------------------------
                                                2003           2002          2001          2000           1999
Net Asset Value, Beginning of Period          $   9.19        $ 10.78      $ 11.17        $ 11.54       $  10.00
                                              --------        -------      -------        -------       --------
Income From Investment Operations
Net Investment Income (Loss)                      (.01)          (.01)           -           (.04)           .03
Net Gains or Losses on Securities
 (both realized and unrealized)                   3.17         (1.58)         (.39)          (.17)          1.51
                                              --------        -------      --------       -------       --------
Total From Investment Operations                  3.16         (1.59)         (.39)          (.21)          1.54
                                              --------        -------      --------       -------       --------
Less Distributions
From Net Investment Income                           -              -             -          (.03)              -
From Net Capital Gains                               -              -             -          (.13)              -
                                              --------        -------      --------       -------       ---------
Total Distributions                                  -              -             -          (.16)              -
                                              --------        -------      --------       -------       ---------
Net Asset Value, End of Period                $  12.35        $  9.19      $ 10.78        $ 11.17       $  11.54
                                              --------        -------      --------       -------       ---------
Total Return++                                  +34.39%        -14.75%       -3.58%         -1.61%        +15.40%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)       $    7.7        $   5.0      $   3.6         $  2.2        $   1.3
Ratio of Gross Expenses to Average
 Net Assets#                                      1.35%          1.52%        1.59%          1.68%          1.68%*
Ratio of Net Expenses to Average
 Net Assets[sec]                                  1.34%          1.51%        1.53%          1.54%          1.53%*
Ratio of Net Investment Income (Loss) to
 Average Net Assets                               (.08)%         (.07)%        .04%          (.33)%          .35%*
Portfolio Turnover Rate                             45%            38%         277%            92%            72%


See Notes to Financial Highlights      15

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003



Notes to Financial Highlights Socially Responsive Portfolio
-----------------------------------------------------------

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Socially Responsive Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset and commission recapture arrangements.

sec After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:


                                                             Period from
               Year Ended December 31,                 February 18, 1999
           2003       2002       2001       2000    to December 31, 1999
           2.30%      2.87%      4.33%      2.40%                   9.04%

^    The date investment operations commenced.

++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

*    Annualized.

**   Not annualized.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Socially Responsive Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Socially Responsive Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Socially Responsive Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                           /S/ Ernst & Young LLP


Boston, Massachusetts
February 6, 2004

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003

Trustees and Officers (Unaudited)
---------------------------------

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.



Information about the Board of Trustees

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
                               Position and                                     Fund Complex
    Independent Trustees      Length of Time                                     Overseen by  Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)        Principal Occupation(s) (3)      Trustee             Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
  John Cannon (73)           Trustee since    Consultant. Formerly, Chairman    37       Independent Trustee or Director of
                             2000             and Chief Investment Officer,              three series of Oppenheimer Funds:
                                              CDC Capital Management                     Limited Term New York Municipal
                                              (registered investment adviser),           Fund, Rochester Fund Municipals,
                                              1993-January 1999; prior thereto,          and Oppenheimer Convertible
                                              President and Chief Executive              Securities Fund since 1992.
                                              Officer, AMA Investment
                                              Advisors, an affiliate of the
                                              American Medical Association.
------------------------------------------------------------------------------------------------------------------------------------
  Faith Colish (68)          Trustee since    Counsel, Carter Ledyard &         37       Director, American Bar Retirement
                             1984             Milburn LLP (law firm) since               Association (ABRA) since 1997
                                              October 2002; Formerly,                    (not-for-profit membership
                                              Attorney-at-Law and President,             association).
                                              Faith Colish, A Professional
                                              Corporation, 1980 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
  Walter G. Ehlers (70)      Trustee since    Consultant; Retired President     37       None.
                             1989             and Trustee, Teachers Insurance
                                              & Annuity (TIAA) and College
                                              Retirement Equities Fund
                                              (CREF).
------------------------------------------------------------------------------------------------------------------------------------
  C. Anne Harvey (66)        Trustee since    Consultant, C. A. Harvey          37       Formerly, Member, Individual
                             1998             Associates, since June 2001;               Investors Advisory Committee to the
                                              Formerly, Director, AARP, 1978             New York Stock Exchange Board of
                                              to December 2001.                          Directors, 1998 to June 2002;
                                                                                         President, Board of Associates to
                                                                                         The National Rehabilitation
                                                                                         Hospital's Board of Directors, 2002;
                                                                                         Member, American Savings
                                                                                         Education Council's Policy Board
                                                                                         (ASEC), 1998-2000; Member,
                                                                                         Executive Committee, Crime
                                                                                         Prevention Coalition of America,
                                                                                          1997-2000.
------------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
                               Position and                                     Fund Complex
    Independent Trustees      Length of Time                                     Overseen by  Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)        Principal Occupation(s) (3)      Trustee             Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Barry Hirsch (70)          Trustee since    Attorney-at-Law. Senior             37       None.
                             2000             Counsel, Loews Corporation
                                              (diversified financial corporation)
                                              May 2002 until April 2003; prior
                                              thereto, Senior Vice President,
                                              Secretary and General Counsel,
                                              Loews Corporation.
------------------------------------------------------------------------------------------------------------------------------------
  Robert A. Kavesh (76)      Trustee since    Marcus Nadler Professor of          37       Director, DEL Laboratories, Inc.
                             2000             Finance and Economics                        (cosmetics and pharmaceuticals)
                                              Emeritus, New York University,               since 1978; The Caring Community
                                              Stern School of Business.                    ( not-for-profit).
------------------------------------------------------------------------------------------------------------------------------------
  Howard A. Mileaf (67)      Trustee since    Retired. Formerly, Vice             37       Director, WHX Corporation
                             1999             President and Special Counsel,               (holding company) since August
                                              WHX Corporation (holding                     2002; Director, WebFinancial
                                              company), 1993-2001.                         Corporation (holding company)
                                                                                           since December 2002; Director, State
                                                                                           Theatre of New Jersey (not-for-
                                                                                           profit theater), since 2000; Formerly,
                                                                                           Director, Kevlin Corporation
                                                                                           (manufacturer of microwave and
                                                                                           other products).
------------------------------------------------------------------------------------------------------------------------------------
  John P. Rosenthal (71)     Trustee since    Senior Vice President, Burnham      37       Director, 92nd Street Y (non-profit),
                             2000             Securities Inc. (a registered                since 1967; Formerly, Director,
                                              broker-dealer) since 1991.                   Cancer Treatment Holdings, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  William E. Rulon (71)      Trustee since    Retired. Senior Vice President,     37       Director, Pro-Kids Golf and
                             2000             Foodmaker, Inc. (operator and                Learning Academy (teach golf and
                                              franchiser of restaurants) until             computer usage to "at risk" children),
                                              January 1997.                                since 1998; Director, Prandium, Inc.
                                                                                           (restaurants) from March 2001 until
                                                                                           July 2002.
------------------------------------------------------------------------------------------------------------------------------------
  Cornelius T. Ryan (72)     Trustee since    Founding General Partner,           37       Director, Capital Cash Management
                             2000             Oxford Partners and Oxford                   Trust (money market fund),
                                              Bioscience Partners (venture                 Narragansett Insured Tax-Free
                                              capital partnerships) and                    Income Fund, Rocky Mountain
                                              President, Oxford Venture                    Equity Fund, Prime Cash Fund,
                                              Corporation.                                 several private companies and
                                                                                           QuadraMed Corporation
                                                                                           (NASDAQ).
------------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
                               Position and                                     Fund Complex
    Independent Trustees      Length of Time                                     Overseen by  Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)        Principal Occupation(s) (3)      Trustee             Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Tom Decker Seip (53)       Trustee since    General Partner, Seip              37       Director, H&R Block, Inc. (financial
                             2000             Investments LP (a private                   services company) since May 2001;
                                              investment partnership);                    Formerly, Director, General Magic
                                              President and CEO, Westaff,                 (voice recognition software), 2001-
                                              Inc. (temporary staffing), May              2002; Director, Forward
                                              2001 to January 2002; Senior                Management, Inc. (asset
                                              Executive at the Charles                    management) since 2001; Formerly,
                                              Schwab Corporation from 1983                Director, E-Finance Corporation
                                              to 1999, including Chief                    (credit decisioning services), 1999-
                                              Executive Officer, Charles                  2003; Director, Save-Daily.com
                                              Schwab Investment                           (micro investing services), 1999-
                                              Management, Inc. and Trustee,               2003; Director, Offroad Capital Inc.
                                              Schwab Family of Funds and                  (pre-public internet commerce
                                              Schwab Investments from 1997                company).
                                              to 1998 and Executive Vice
                                              President-Retail Brokerage,
                                              Charles Schwab Investment
                                              Management from 1994 to
                                              1997.
------------------------------------------------------------------------------------------------------------------------------------
  Candace L. Straight (56)   Trustee since    Private investor and consultant    37       Director, Providence Washington
                             1999             specializing in the insurance               (property and casualty insurance
                                              industry; Formerly, Advisory                company), since December 1998;
                                              Director, Securitas Capital LLC             Director, Summit Global Partners
                                              (a global private equity                    (insurance brokerage firm) since
                                              investment firm dedicated to                October 2000.
                                              making investments in the
                                              insurance sector), 1998 until
                                              December 2002.
------------------------------------------------------------------------------------------------------------------------------------
  Peter P. Trapp (59)        Trustee since    Regional Manager for Atlanta       37       None.
                             1984             Region, Ford Motor Credit
                                              Company since August 1997;
                                              prior thereto, President, Ford
                                              Life Insurance Company, April
                                              1995 until August 1997.
------------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
      Trustees who are         Position and                                     Fund Complex
    "Interested Persons"      Length of Time                                     Overseen by  Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)        Principal Occupation(s) (3)      Trustee             Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Edward I. O'Brien* (75)    Trustee since    Formerly, Member, Investment       37       Director, Legg Mason, Inc. (financial
                             2000             Policy Committee, Edward                    services holding company), since
                                              Jones, 1993-2001; President,                1993; Director, Boston Financial
                                              Securities Industry Association             Group (real estate and tax shelters)
                                              ("SIA") (securities industry's               1993-1999.
                                              representative in government
                                              relations and regulatory matters
                                              at the federal and state levels)
                                              1974-1992; Adviser to SIA,
                                              November 1992-November
                                              1993.
------------------------------------------------------------------------------------------------------------------------------------
  Jack L. Rivkin* (63)       President and    Executive Vice President,          37       Director, Dale Carnegie and
                             Trustee since    Neuberger Berman Inc.                       Associates, Inc. (private company)
                             December         (holding company) since 2002;               since 1998; Director, Emagin Corp.
                             2002             Executive Vice President and                (public company) since 1997;
                                              Chief Investment Officer,                   Director, Solbright, Inc. (private
                                              Neuberger Berman since 2002                 company) since 1998; Director,
                                              and 2003, respectively; Head of             Infogate, Inc. (private company)
                                              Research and Research Sales                 since 1997.
                                              and Trading Departments of
                                              Neuberger Berman since 2002;
                                              Director and Chairman, NB
                                              Management since December
                                              2002; Formerly, Executive Vice
                                              President, Citigroup
                                              Investments, Inc. from
                                              September 1995 to February
                                              2002; Executive Vice President,
                                              Citigroup Inc. from September
                                              1995 to February 2002.
------------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
      Trustees who are         Position and                                     Fund Complex
    "Interested Persons"      Length of Time                                     Overseen by  Other Directorships Held Outside Fund
 Name, Age, and Address (1)     Served (2)        Principal Occupation(s) (3)      Trustee             Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Peter E. Sundman* (44)     Chairman of      Executive Vice President,          37       Executive Vice President, Neuberger
                             the Board,       Neuberger Berman since 1999;                Berman Inc. (holding company)
                             Chief            Formerly, Principal, Neuberger              since 1999 and Formerly, Director
                             Executive        Berman from 1997 until 1999;                from October 1999 through March
                             Officer and      Senior Vice President, NB                   2003; President and Director, NB
                             Trustee since    Management from 1996 until                  Management since 1999; Head of
                             2000;            1999.                                       Neuberger Berman Inc.'s Mutual
                             President and                                                Funds and Institutional Business
                             Chief                                                        since 1999; Director and Vice
                             Executive                                                    President, Neuberger & Berman
                             Officer from                                                 Agency, Inc. since 2000; Trustee,
                             1998 to 2000                                                 Frost Valley YMCA.

------------------------------------------------------------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
     (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Trustees and Officers (Unaudited) cont'd
----------------------------------------

Information about the Officers of the Trust


                                       Position and
 Name, Age, and Address (1)      Length of Time Served (2)                    Principal Occupation(s) (3)
--------------------------------------------------------------------------------------------------------------------
 Claudia A. Brandon (47)     Secretary since 1985             Vice President, Neuberger Berman since 2002 and
                                                              employee since 1999; Vice President-Mutual Fund Board
                                                              Relations, NB Management since 2000; Vice President,
                                                              NB Management from 1986 to 1999; Secretary,
                                                              ten registered investment companies for which
                                                              NB Management acts as investment manager and
                                                              administrator (four since 2002 and three since 2003).

 Robert Conti (47)           Vice President since 2000        Senior Vice President, Neuberger Berman since 2003;
                                                              Vice President, Neuberger Berman from 1999 until 2003;
                                                              Senior Vice President, NB Management since 2000;
                                                              Controller, NB Management until 1996; Treasurer,
                                                              NB Management from 1996 until 1999; Vice President,
                                                              ten registered investment companies for which NB
                                                              Management acts as investment manager and
                                                              administrator (three since 2000, four since 2002 and
                                                              three since 2003).

 Brian P. Gaffney (50)       Vice President since 2000        Managing Director, Neuberger Berman since 1999;
                                                              Senior Vice President, NB Management since 2000;
                                                              Vice President, NB Management from 1997 until 1999;
                                                              Vice President, ten registered investment companies for
                                                              which NB Management acts as investment manager and
                                                              administrator (three since 2000, four since 2002 and three since 2003).

 Sheila R. James (38)        Assistant Secretary since 2002   Employee, Neuberger Berman since 1999; Employee,
                                                              NB Management from 1991 to 1999; Assistant Secretary,
                                                              ten registered investment companies for which NB
                                                              Management acts as investment manager and
                                                              administrator (seven since 2002 and three since 2003).

 Kevin Lyons (48)            Assistant Secretary since        Employee, Neuberger Berman since 1999; Employee,
                             March 2003                       NB Management from 1993 to 1999; Assistant Secretary,
                                                              ten registered investment companies for which NB
                                                              Management acts as investment manager and
                                                              administrator (since 2003).

 John M. McGovern (33)       Assistant Treasurer since 2002   Employee, NB Management since 1993; Assistant
                                                              Treasurer, ten registered investment companies for which
                                                              NB Management acts as investment manager and
                                                              administrator (seven since 2002 and three since 2003).

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2003


                                         Position and
 Name, Age, and Address (1)        Length of Time Served (2)                      Principal Occupation(s) (3)
--------------------------------------------------------------------------------------------------------------------
 Barbara Muinos (45)         Treasurer and Principal Financial    Vice President, Neuberger Berman since 1999; Assistant
                             and Accounting Officer since 2002;   Vice President, NB Management from 1993 to 1999;
                             prior thereto, Assistant Treasurer   Treasurer and Principal Financial and Accounting
                             since 1996                           Officer, ten registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator (seven since 2002 and three since 2003);
                                                                  Assistant Treasurer of three registered investment
                                                                  companies for which NB Management acts as investment
                                                                  manager and administrator from 1996 until 2002.

 Frederic B. Soule (57)      Vice President since 2000            Senior Vice President, Neuberger Berman since 2003;
                                                                  Vice President; Neuberger Berman from 1999 until 2003;
                                                                  Vice President, NB Management from 1995 until 1999;
                                                                  Vice President, ten registered investment companies for
                                                                  which NB Management acts as investment manager and
                                                                  administrator (three since 2000, four since 2002 and three since 2003).

 Trani Jo Wyman (34)         Assistant Treasurer since 2002       Employee, NB Management since 1991; Assistant
                                                                  Treasurer, ten registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator (seven since 2002 and three since 2003).

-------------


(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Report of Votes of Shareholders (Unaudited)
-------------------------------------------

A special meeting of shareholders of Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (the "Fund") was held on September 23, 2003. Upon completion of the acquisition of Neuberger Berman Inc. by Lehman Brothers Holdings Inc. (the "Transaction"), the management agreement between the Trust, on behalf of the Fund, and Neuberger Berman Management Inc. ("NB Management"), and the sub-advisory agreement with respect to the Trust and each Fund, between NB Management and Neuberger Berman, LLC automatically terminated. To provide for continuity of management, the shareholders of the Fund voted on the following matters, which became effective upon completion of the Transaction on October 31, 2003:


Proposal 1-To Approve a New Management Agreement between the Trust, on behalf of the Fund, and NB Management


  Votes For      Votes Against     Abstentions*
 555,807.218       7,692.494        17,270.919

Proposal 2-To Approve a New Sub-Advisory Agreement with respect to the Trust and each Fund, between NB Management and Neuberger Berman, LLC


  Votes For      Votes Against     Abstentions*
 555,807.218       7,692.494        17,270.919

* Abstentions were counted as shares that were present and entitled to vote for purposes of determining a quorum and had a negative effect on the proposals.

ITEM 2.  CODE OF ETHICS

The Registrant's Board of Trustees ("Board") has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). A copy of the Code of Ethics is filed as
Exhibit 10(a) to this Form N-CSR. No substantive amendments were approved or waivers were granted with respect to this Code of Ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are John Cannon and Walter G. Ehlers. Mr. Cannon and Mr. Ehlers are both independent trustees as defined by Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) - (d) Aggregate fees billed to the Registrant for the last two fiscal years for professional services rendered by the Registrant's principal accountant were as follows:


                                                  2003            2002

        Audit Fees                           $240,400             $155,000

        Audit-Related Fees                     29,000               26,000

        Tax Fees                               62,500              66,000

        All Other Fees                            --                   --


Audit Fees include amounts related to the audit of the Registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Audit-Related Fees include amounts for attest services not required by statute or regulation. Tax Fees include amounts related to tax compliance, tax planning, and tax advice.

(e)(1) Pursuant to its charter, the Registrant's audit committee pre-approves all audit services provided by the Registrant's principal accountant for the Registrant and all non-audit services provided by the Registrant's principal accountant for the Registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliate") that provides ongoing services to the Fund, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the Registrant.

(2) No services included in (b) - (d) above were approved pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the Registrant's principal accountant for non-audit services rendered to the Registrant, its investment adviser, and Adviser Affiliate that provides ongoing services to the Registrant were $366,471 and $338,707, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the Registrant's audit committee. Accordingly, non-audit services rendered to the Registrant's investment adviser and any Adviser Affiliate that were not pre-approved pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were considered by the Registrant's audit committee as to whether they were compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the Registrant.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-2(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and Treasurer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.



ITEM 10. EXHIBITS

(a)  A copy of the Code of Ethics is filed as Exhibit 10(a).

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section.

Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        Neuberger Berman Advisers Management Trust


                        By:      /s/ Peter E. Sundman
                                 Peter E. Sundman
                                 Chief Executive Officer

Date: February 27, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.





                        By:      /s/ Peter E. Sundman
                                 Peter E. Sundman
                                 Chief Executive Officer

Date: February 27, 2004





                        By:      /s/ Barbara Muinos
                                 Barbara Muinos
                                 Treasurer, Principal Financial
                                 and Accounting Officer

Date: February 27, 2004